Exhibit 10.5

EXECUTION VERSION

Dated 5 March 2025

Senior Facilities Agreement

Between

AIR Limited

as Initial Parent and Original Guarantor

AIR Group Ventures Limited

as Borrower

Commercial Bank of Dubai PSC

as Lead Bookrunner and Initial Mandated Lead Arranger

Emirates NBD Capital Limited and Mashreqbank psc

as Bookrunners and Initial Mandated Lead Arrangers

Abu Dhabi Commercial Bank PJSC, Arab Banking Corporation (B.S.C.), Barclays Bank PLC and Citibank N.A. UAE Branch

as Initial Mandated Lead Arrangers

Commercial Bank of Dubai PSC, Emirates NBD Capital Limited Mashreqbank psc, Abu Dhabi Commercial Bank PJSC, Arab Banking Corporation (B.S.C.), Barclays Bank PLC and, Citibank N.A. UAE Branch

as Arrangers

The Financial Institutions

as Original Lenders

Emirates NBD Bank (P.J.S.C.)

as Agent

and others

White & Case LLP PO Box 9705 Level 8, ICD Brookfield Place Al Mustaqbal Street Dubai International Financial Centre Dubai, United Arab Emirates

(i)

35.	Notices	161
36.	Calculations and Certificates	164
37.	Partial Invalidity	164
38.	Remedies and Waivers	164
39.	Amendments and Waivers	164
40.	Confidential Information	172
41.	Disclosure of Lender Details by Agent	176
42.	Bail-In	177
43.	Acknowledgment Regarding any Supported QFCs	179
44.	Counterparts	180
45.	USA Patriot Act	180
46.	Governing Law	181
47.	Waiver of Jury Trial	181
48.	Arbitration	181
49.	Jurisdiction of English Courts	182
50.	Jurisdiction of Committee for Banking Disputes	183
51.	Waiver of Immunity	183

(ii)

This Agreement is dated _______________ 2025 and made between:

(1)
AIR Limited, a private company incorporated under the laws of Jersey with registration number 129914 and registered office at 22 Grenville Street, St Helier, JE4 8PX, Jersey (the “Initial Parent”);
(2)
AIR Group Ventures Limited, a private company incorporated under the laws of the DIFC, with registration number 1667 and registered office at Unit OT 20-33, Level 20, Central Park Offices, Dubai International Financial Centre, Dubai, United Arab Emirates (the “Borrower”);
(3)
The companies listed in Part 1 of Schedule 1 (The Original Parties) as original guarantors (together with the Borrower the “Original Guarantors”);
(4)
Abu Dhabi Commercial Bank PJSC, Arab Banking Corporation (B.S.C.), Barclays Bank PLC and Citibank N.A. UAE Branch as initial mandated lead arrangers (whether acting individually or together, the “Initial Mandated Lead Arrangers”);
(5)
The Financial Institutions listed in Part 2 of Schedule 1 (The Original Parties) as lenders (the “Original Lenders”);
(6)
Commercial Bank of Dubai PSC as initial mandated lead arranger and lead bookrunner (the “Lead Bookrunner”);
(7)
Emirates NBD Capital Limited and Mashreqbank psc as initial mandated lead arrangers and bookrunners (the “Bookrunners”, and together with the Initial Mandated Lead Arrangers and the Lead Bookrunner, the “Arrangers”);
(8)
Emirates NBD Bank (P.J.S.C.) as agent of the other Finance Parties (the “Agent”);
(9)
Emirates NBD Bank (P.J.S.C.) as global security trustee and security agent for the Secured Parties (the “Global Security Agent”); and
(10)
Branch of Emirates NBD Bank – Kingdom of Saudi Arabia as security trustee and security agent in Saudi Arabia for the Secured Parties (the “KSA Security Agent”).

It is agreed as follows:

Section 1

Interpretation

1.
Definitions and Interpretation
1.1.
Definitions

In this Agreement:

“Acceptable Bank” means:

(a)
a bank or financial institution which has a rating for its long-term unsecured and non credit-enhanced debt obligations of BBB++ or higher by S&P Global Ratings, a division of S&P Global Inc. or Fitch Ratings Ltd or Baa1 or higher by Moody’s Investors Service Limited or a comparable rating from an internationally recognised credit rating agency;
(b)
any Original Lender (or an Affiliate of an Original Lender); or
(c)
any other bank or financial institution approved by the Agent (acting reasonably).

“Accession Deed” means a document substantially in the form set out in Schedule 8 (Form of Accession Deed).

“Accounting Principles” means, in the case of members of the Group incorporated in England and Wales, generally accepted accounting principles in the United Kingdom including (in the case of the Borrower) IFRS and in the case of members of the Group incorporated in any other jurisdiction, generally accepted accounting principles in that jurisdiction.

“Acquisition Costs” means all fees, costs, premia and expenses, stamp, registration and other Taxes incurred by the Borrower or any other member of the Group in connection with a Permitted Acquisition.

“Additional Guarantor” means a company which becomes an Additional Guarantor in accordance with Clause 27 (Changes to the Obligors).

“Additional Lender” means (i) any bank, financial institution, trust, fund or other entity which has become a Party as a “Lender” in accordance with Clause 24 (Changes to the Lenders) pursuant to a Transfer (other than in respect of a Transfer to an Original Lender); or (ii) any Increase Lender in respect of a Commitment assumed by that Lender in accordance with Clause 2.2 (Increase) (other than where such Increase Lender is an Original Lender).

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Agreed Security Principles” means the principles set out in Schedule 14 (Agreed Security Principles).

“Annual Financial Statements” has the meaning given to that term in Clause 19 (Information Undertakings).

“Applicable Reporting Date” means:

(a)
if no financial statements have been delivered to the Agent pursuant to paragraphs (a) or (c) of Clause 19.1 (Financial Statements) since the Closing Date, the Closing Date by reference to the financial information set out in the Base Case Model or, following their delivery to the Agent in accordance with paragraph (d) of Clause 19.1 (Financial Statements), the audited consolidated financial statements of the Group for the Financial Year ending 31 December 2024; or
(b)
the most recent Semi Annual Date for which financial statements have been delivered pursuant to Clause 19.1 (Financial Statements) by reference to such financial statements.

“Approved List” means the list of Lenders and potential Lenders as agreed between the Parent and the Initial Mandated Lead Arrangers provided to the Agent on or prior to the Closing Date in accordance with paragraph 4(h) of Part 1 (Conditions Precedent to Initial Utilisation) of Schedule 2 (Conditions) and held by the Agent as the same may be amended from time to time in accordance with paragraph (e) of Clause 24.2 (Parent Consent).

“Assignment Agreement” means an agreement substantially in the form set out in Schedule 6 (Form of Assignment Agreement) or any other form agreed between the Agent and the Borrower.

“Auditors” means the auditors of the Group from time to time.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

“Automatic Acceleration Event” has the meaning given to that term in Clause 23.16 (Acceleration).

“Availability Period” means:

(a)
in relation to Facility A, the period commencing on the date of this Agreement and ending at 5.00 p.m. (London time) on the date falling 30 days after the date of this Agreement; and
(b)
in relation to the Revolving Facility, the period commencing on the date of this Agreement and ending at 5.00 p.m. (London time) on the date falling one Month prior to the Revolving Facility Termination Date.

“Available Commitment” means, in relation to a Facility, a Lender’s Commitment under that Facility minus:

(a)
the amount of its participation in any outstanding Loans under that Facility; and
(b)
in relation to any proposed Utilisation, the amount of its participation in any Loans that are due to be made under that Facility on or before the proposed Utilisation Date, other than, in relation to any proposed Utilisation under Revolving Facility only, that Lender’s participation in any Revolving Facility Loans that are due to be repaid or prepaid on or before the proposed Utilisation Date.

“Available Facility” means, in relation to a Facility, the aggregate for the time being of each Lender’s Available Commitment in respect of that Facility.

“Bank Levy” means any amount payable by any Finance Party or any of its Affiliates on the basis of, or in relation to, its balance sheet or capital base or any part of that person or its liabilities or minimum regulatory capital or any combination thereof (and any tax in any jurisdiction levied on a similar basis or for a similar purpose) or any financial transactions taxes (or other taxes) of a kind proposed by the European Commission on 28 September 2011 and any tax in any jurisdiction levied on a similar basis.

“Base Case Model” means the financial model relating to the Group in the form agreed between the Parent and the Arrangers and delivered to the Agent pursuant to Clause 4.1 (Initial Conditions Precedent).

“Borrowings” has the meaning given to that term in Clause 20.1 (Financial Definitions).

“Break Costs” means the amount (if any) by which:

(a)
the interest (excluding Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in the relevant Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds:

(b)
the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

“Business Day” means:

(a)
a day (other than a Saturday or Sunday) on which banks are open for general business in London, Jersey and Dubai, and New York; and
(b)
in relation to the fixing of an interest rate, a day that is a US Government Securities Business Day.

“Business Plan” means:

(a)
in relation to the period beginning on the date of this Agreement and ending on 31 December 2025, the Base Case Model; and
(b)
in relation to any other period, any business plan delivered by the Borrower to the Agent in respect of that period pursuant to Clause 19.4 (Business Plan).

“Capital Expenditure” means any expenditure or obligation in respect of expenditure which, in accordance with the Accounting Principles, is treated as capital expenditure including the capital element of any expenditure or obligation incurred in connection with a Finance Lease).

“Cash” means, at any time, cash in hand or at bank and (in the latter case) credited to an account in the name of a member of the Group with an Acceptable Bank and to which such member of the Group is alone (or together with another member of the Group) beneficially entitled and for so long as:

(a)
that cash is repayable on demand;
(b)
repayment of that cash is not contingent on the prior discharge of any other indebtedness of any member of the Group or of any other person whatsoever or on the satisfaction of any other condition;
(c)
there is no Security over that cash except for Transaction Security or any Permitted Security constituted by a netting or set-off arrangement entered into by members of the Group in the ordinary course of their banking arrangements; and
(d)
the cash is freely and immediately available to be applied in repayment or prepayment of the Facility.

“Cash Equivalent Investments” means at any time:

(a)
certificates of deposit maturing within one year after the relevant date of calculation and issued by an Acceptable Bank;
(b)
any investment in marketable debt obligations issued or guaranteed by the government of the United States, the United Kingdom, any member state of the European Economic Area or any Participating Member State or by an instrumentality or agency of any of them having a credit rating of either A-1 or higher by S&P Global Ratings, a division of S&P Global Inc. or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody’s Investors Service Limited, or, if no rating is available in respect of the commercial paper, the issuer of which has, in respect of its long-term unsecured and non-credit enhanced debt obligations, an equivalent rating, maturing within one year after the relevant date of calculation and not convertible or exchangeable to any other security;

(c)
commercial paper not convertible or exchangeable to any other security:
(i)
for which a recognised trading market exists;
(ii)
issued by an issuer incorporated in the United States, the United Kingdom, any member state of the European Economic Area or any Participating Member State;
(iii)
which matures within one year after the relevant date of calculation; and
(iv)
which has a credit rating of either A-1 or higher by S&P Global Ratings, a division of S&P Global Inc. or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody’s Investors Service Limited, or, if no rating is available in respect of the commercial paper, the issuer of which has, in respect of its long-term unsecured and non-credit enhanced debt obligations, an equivalent rating;
(d)
bills of exchange issued in the United States, the United Kingdom, any member of the European Economic Area or any Participating Member State eligible for rediscount at the relevant central bank and accepted by an Acceptable Bank (or their dematerialised equivalent);
(e)
any investment in money market funds which:
(i)
have a credit rating of either A-1 or higher by S&P Global Ratings, a division of S&P Global Inc. or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody’s Investors Service Limited; and
(ii)
invest substantially all their assets in securities of the types described in paragraphs (a) to (d) above, to the extent that investment can be turned into cash on not more than 30 days’ notice; or
(f)
any other debt security approved by the Majority Lenders, in each case, to which any member of the Group is alone (or together with other any members of the Group) beneficially entitled at that time and which is not issued or guaranteed by any member of the Group or subject to any Security (other than Security arising under the Transaction Security Documents).

“Cash Pooling Arrangements” means the cash pooling arrangements of the Group in the nature of overdraft or other fluctuating debit balances on a net balance basis and/or any guarantee in respect of such debit balances.

“Cashflow” means, in respect of any Relevant Period, EBITDA for that Relevant Period after:

(a)
adding the amount of any decrease (and deducting the amount of any increase) in Working Capital for that Relevant Period;
(b)
adding the amount of any cash receipts (and deducting the amount of any cash payments) during that Relevant Period in respect of any Exceptional Items not already taken account of in calculating EBITDA for any Relevant Period (other than (i) in the case of cash receipts, any Disposal Proceeds (as defined in Clause 7.3 (Disposal Proceeds)) and (ii) in the case of cash payments to the extent funded or refinanced from Retained Cash or Permitted Financial Indebtedness);
(c)
adding the amount of any cash receipts during that Relevant Period in respect of any Tax rebates or credits and deducting the amount actually paid or due and payable in respect of Taxes during that Relevant Period by any member of the Group;

(d)
adding (to the extent not already taken into account in determining EBITDA) the amount of any dividends or other profit distributions received in cash by any member of the Group during that Relevant Period from any entity which is itself not a member of the Group and deducting (to the extent not already deducted in determining EBITDA) the amount of any dividends paid in cash during the Relevant Period to minority shareholders in members of the Group which are not themselves members of the Group to the extent not funded or refinanced from Retained Cash or Permitted Financial Indebtedness;
(e)
adding the amount of any cash paid to a member of the Group in the Relevant Period that represents repayment of any loan made to a Joint Venture;
(f)
adding the amount of any increase in provisions, other non-cash debits and other non-cash charges (which are not Current Assets or Current Liabilities) and deducting the amount of any non-cash credits (which are not Current Assets or Current Liabilities) in each case to the extent taken into account in establishing EBITDA; and/or
(g)
deducting the amount of any Capital Expenditure actually made in cash during that Relevant Period by any member of the Group except (in each case) to the extent funded from:
(i)
Retained Cash; or
(ii)
Permitted Financial Indebtedness, and so that no amount shall be added (or deducted) more than once.

“Central Bank Rate” means:

(a)
the short-term interest rate target set by the US Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time, or if that target is not a single figure, the arithmetic mean of: (i) the upper bound of the short-term interest rate target range set by the US Federal Open Market Committee and published by the Federal Reserve Bank of New York; and (ii) the lower bound of that target range; and
(b)
the applicable Central Bank Rate Adjustment.

“Central Bank Rate Adjustment” means, in relation to the Central Bank Rate prevailing at close of business on any US Government Securities Business Day, 20 per cent trimmed arithmetic mean (calculated by the Agent) of the Central Bank Rate Spread for the five most immediately preceding US Government Securities Business Day for which CME Term SOFR is available.

“Central Bank Rate Spread” means, in relation to any US Government Securities Business Day, the difference (expressed as a percentage rate per annum) calculated by the Agent of (i) CME Term SOFR for that Business Day and (ii) the Central Bank Rate prevailing at close of business on that US Government Securities Business Day.

“Change of Control” has the meaning given to it in Clause 7.2 (Change of Control).

“Clean-Up Period” means, in respect of a Permitted Acquisition by a member of the Group made after the Closing Date, the period from, and including, the date on which the closing of the relevant Permitted Acquisition occurs to, and including, the date falling 90 days after such date.

“Closing Date” means the date on which the first Utilisation of Facility A occurs.

“Code” means the US Internal Revenue Code of 1986.

“CME Term SOFR” means the Term SOFR reference rate administered by CME Group Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant period published (before any correction, recalculation or republication by the administrator) by CME Group Benchmark Administration Limited (or any other person which takes over the publication of that rate).

“Commitment” means a Facility A Commitment or Revolving Facility Commitment.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a certificate substantially in the form set out in Schedule 10 (Form of Compliance Certificate).

“Confidential Information” means all information relating to the Borrower, any Obligor, the Group, the Finance Documents or a Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or a Facility from either:

(a)
any member of the Group or any of its advisers; or
(b)
another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:
(i)
is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 40 (Confidential Information); or
(ii)
is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or
(iii)
is known by that Finance Party before the date the information is disclosed to it in accordance with paragraph (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

“Confidentiality Undertaking” means a confidentiality undertaking substantially in a recommended form of the LMA as at that time or in any other form agreed between the Borrower and the Agent.

“Current Assets” means the aggregate (on a consolidated basis) of all inventory, work in progress, trade and other receivables of each member of the Group including prepayments in relation to operating items and sundry debtors (but excluding Cash and Cash Equivalent Investments) expected to be realised within twelve months from the date of computation but excluding amounts in respect of:

(a)
receivables in relation to Tax;
(b)
Exceptional Items and other non-operating items;
(c)
insurance claims; and
(d)
any interest owing to any member of the Group.

“Current Liabilities” means the aggregate (on a consolidated basis) of all liabilities (including trade creditors, accruals and provisions) of each member of the Group expected to be settled within twelve months from the date of computation but excluding amounts in respect of:

(a)
liabilities for Borrowings and Finance Charges;
(b)
liabilities for Tax;
(c)
Exceptional Items and other non-operating items;
(d)
insurance claims; and
(e)
liabilities in relation to dividends declared but not paid by the Parent or by a member of the Group in favour of a person which is not a member of the Group.

“Debt Purchase Transaction” means, in relation to a person, a transaction where such person:

(a)
purchases by way of assignment or transfer;
(b)
enters into any sub-participation in respect of; or
(c)
enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of, any Commitment or amount outstanding under this Agreement.

“Declared Default” means the occurrence of an Event of Default which is continuing and in respect of which a notice has been given by the Agent to the Borrower pursuant to Clause 23.16 (Acceleration).

“Default” means an Event of Default or any event or circumstance specified in Clause 23 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Defaulting Lender” means any Lender (other than a Lender which is a Sponsor Affiliate):

(a)
which has failed to make its participation in a Loan available or has notified the Agent or the Borrower (which has notified the Agent) that it will not make its participation in a Loan available by the Utilisation Date of that Loan in accordance with Clause 5.4 (Lenders’ Participation);
(b)
which has otherwise rescinded or repudiated a Finance Document; or
(c)
with respect to which an Insolvency Event has occurred and is continuing, unless, in the case of paragraph (a) above:
(i)
its failure to pay is caused by:
(A)
administrative or technical error; or
(B)
a Disruption Event; and payment is made within three Business Days of its due date; or
(ii)
the Lender is disputing in good faith whether it is contractually obliged to make the payment in question.

“Deferred Consideration” means amounts payable in connection with one or more existing acquisition agreements, contracts and/or other similar arrangements entered into by one or more members of the Group in an amount not exceeding USD 9,000,000 in aggregate.

“Delegate” means any delegate, agent, attorney or co-trustee appointed by a Security Agent.

“Disposal” means a sale, lease, licence, transfer, loan or other disposal by a person of any asset, undertaking or business (whether by a voluntary or involuntary single transaction or series of transactions).

“Disruption Event” means either or both of:

(a)
a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with a Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or
(b)
the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:
(i)
from performing its payment obligations under the Finance Documents; or
(ii)
from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

“Dormant Entity” means any member of the Group which:

(a)
has not had any active trading for the past 12 months; or
(b)
has:
(i)
a trading balance of USD 100,000 or less, by reference to its specified “sales revenue” in the most recently provided consolidated financial statements of the Borrower; and
(ii)
tangible assets (calculated on an unconsolidated basis and excluding intra-Group items, goodwill and investments in Subsidiaries) which are less than USD 250,000.

“EBITDA” has the meaning given to that term in Clause 20.1 (Financial Definitions).

“Effective Federal Funds Rate” means the interest rate set by the Federal Open Market Committee.

“Eligible Institution” means any Lender or other bank, financial institution, trust, fund or other entity selected by the Borrower and which, in each case, is not a Sponsor Affiliate or a member of the Group.

“Employee Plan” means an employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV or Section 302 of ERISA or Section 412 of the Code, and in respect of which an Obligor or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“ERISA” means the United States Employee Retirement Income Security Act of 1974 and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any person that would be deemed at any relevant time to be a single employer with an Obligor pursuant to Section 414(b) or (c) of the Code or, for purposes of provisions relating to Section 412 or 4971(e) of the Code, Section 414(m) or (o) of the Code or under common control with an Obligor under Section 4001 of ERISA.

“ERISA Event” means:

(a)
any reportable event, as defined in Section 4043 of ERISA, with respect to an Employee Plan, other than events for which the 30 day notice period has been waived;
(b)
the filing of a notice by the plan administrator of intent to terminate any Employee Plan, or the termination of any Employee Plan, under Section 4041 of ERISA;
(c)
the institution of proceedings under Section 4042 of ERISA by the PBGC for the termination of, or the appointment of a trustee to administer, any Employee Plan or Multiemployer Plan;
(d)
any failure by an Obligor or any ERISA Affiliate to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) with respect to an Employee Plan, in each case whether or not waived;
(e)
the filing under Section 412(c) of the Code or Section 302(c) of ERISA of any request for a minimum funding variance, with respect to any Employee Plan or Multiemployer Plan;
(f)
the complete or partial withdrawal of any Obligor or any ERISA Affiliate from any Employee Plan or a Multiemployer Plan;
(g)
an Obligor or an ERISA Affiliate incurring any liability under Title IV of ERISA with respect to any Employee Plan (other than premiums due and not delinquent under Section 4007 of ERISA);
(h)
a determination that any Employee Plan is, or is expected to be, in “at risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code);
(i)
the existence of an Unfunded Pension Liability;
(j)
the imposition of a lien under Section 303(k) of ERISA or Section 430(k) of the Code with respect to any Employee Plan; and/or
(k)
the receipt by an Obligor or any of its ERISA Affiliates of any notice of the imposition of withdrawal liability or of a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Section 4245 of ERISA, or in “endangered” or “critical” status or in “critical and declining” status within the meaning of Section 305 of ERISA or Section 432 of the Code.

“Event of Default” means any event or circumstance specified as such in Clause 23 (Events of Default).

“Excess Cash” means (without any double counting), for any Financial Year, Cashflow for that Financial Year, less:

(a)
Debt Service for that Financial Year;
(b)
Cashflow in relation to that Financial Year to the extent that such Cashflow constitutes trapped cash (being any portion of Cashflow which is (i) not freely available to the Borrower (by reason of applicable local law) or (ii) attributable to any minority shareholder);
(c)
to the extent not already deducted from Cashflow in relation to that Financial Year or otherwise taken into account in the definition of EBITDA, any amounts which are permitted to be paid as Permitted Payments to persons which are not members of the Group and which are committed to be paid in the next Financial Year;

(d)
to the extent included in Cashflow, mandatory prepayments of Permitted Financial Indebtedness made during such period, except to the extent funded directly from the proceeds of other Permitted Financial Indebtedness;
(e)
the amount of Net Cash Proceeds received by the Group which are permitted to be retained by the Group for reinvestment to the extent included in Cashflow;
(f)
to the extent included in Cashflow, any amount received by way of New Shareholder Injections;
(g)
tax accrued and payable in such Financial Year the payment of which has been deferred into the immediately subsequent Financial Year;
(h)
the amount of any voluntary prepayments of Permitted Financial Indebtedness made during that Financial Year or (to the extent not previously taken into account pursuant to this provision) any voluntary prepayments of Permitted Financial Indebtedness designated to be paid with respect to that Financial Year but which are made during the period between the end of that Financial Year and the date in the next Financial Year on which the Excess Cash mandatory prepayment in respect of that previous Financial Year is made;
(i)
the amount of any Capital Expenditure or amounts in respect of Permitted Acquisitions which during that Financial Year has or have been contractually committed for specific identified items by a member of the Group to be spent in the subsequent Financial Year; and
(j)
any deferred consideration contractually committed in that Financial Year to be paid in cash during the immediately following Financial Year in respect of Permitted Acquisitions, plus any amounts specified in paragraphs (c), (d), (j) and (k) above which were deducted in the previous Financial Year but were not so utilised in the manner set out in those paragraphs in the previous Financial Year or no longer constitute trapped cash.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee hereunder of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee hereunder of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Transaction Security” means any Transaction Security granted in respect of:

(a)
any material trade receivables owed to an Obligor;
(b)
any material bank account of an Obligor; or
(c)
or under any Transaction Security Document listed as being “Excluded Transaction Security” in Part 1 of paragraph (e) of Schedule 2 (Conditions Precedent) or under paragraph 14 of Part 3 of Schedule 2 (Conditions Precedent).

“Existing Facility Agreement” means the USD 450,000,000 senior term loan facility and a USD 75,000,000 multicurrency revolving facilities agreement dated 14 September 2022 (as amended or amended and restated from time to time) between, amongst others, Advanced Inhalation Rituals Midco as parent and UBS as facility agent.

“Facility” means Facility A or Revolving Facility.

“Facility A” means the term loan facility made available under this Agreement as described in Clause 2 (The Facilities).

“Facility A Commitment” means:

(a)
in relation to an Original Lender, the amount in dollars set opposite its name under the heading “Facility A Commitment” in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Facility A Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase); and
(b)
in relation to any other Lender, the amount in dollars of any Facility A Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase), to the extent not cancelled, reduced or transferred by it under this Agreement.

“Facility A Loan” means a loan made or to be made under Facility A or the principal amount outstanding for the time being of that loan.

“Facility A Repayment Date” means each date specified under paragraph (a) of Clause 6.1 (Repayment of Facility A Loans).

“Facility A Termination Date” means the date falling 60 Months from the Closing Date.

“Facility Office” means:

(a)
in respect of a Lender, the office or offices notified by that Lender to the Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement; or
(b)
in respect of any other Finance Party, the office in the jurisdiction in which it is resident for tax purposes.

“Fallback Interest Period” means:

(a)
subject to paragraph (b) below, 1 Month; or
(b)
if the Reference Rate is, or is based on, the Central Bank Rate, 1 Month.

“FATCA” means:

(a)
sections 1471 to 1474 of the Code or any associated regulations;
(b)
any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or
(c)
any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraph (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“FATCA Application Date” means:

(a)
in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or
(b)
in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

“FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA.

“FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction.

“Fee Letter” means any letter or letters dated on or about the date of this Agreement between the Initial Mandated Lead Arrangers and the Borrower (or the Agent and the Borrower or a Security Agent and the Borrower) setting out any of the fees referred to in Clause 11 (Fees).

“Finance Document” means this Agreement, the Netting Letter, the Priority Agreement, any Accession Deed, any Compliance Certificate, any Fee Letter, any Hedging Agreement, any Resignation Letter, any Selection Notice, any Transaction Security Document, any Utilisation Request, each Promissory Note and any other document designated as a “Finance Document” by the Agent and the Borrower, provided that where the term “Finance Document” is used in, and construed for the purposes of, this Agreement, a Hedging Agreement shall be a Finance Document only for the purposes of:

(a)
the definition of “Default”;
(b)
the definition of “Material Adverse Effect”;
(c)
paragraph (a) of the definition of “Permitted Transaction”;
(d)
the definition of “Transaction Security Document”;
(e)
paragraph (a)(vi) of Clause 1.2 (Construction);
(f)
Clause 17 (Guarantee and Indemnity); and
(g)
Clause 23 (Events of Default) (other than Clause 23.16 (Acceleration)).

“Finance Lease” has the meaning given to that term in Clause 20.1 (Financial Definitions).

“Finance Party” means the Agent, the Initial Mandated Lead Arrangers, the Lead Bookrunner, the Bookrunner, a Security Agent, a Lender or any Hedge Counterparty, provided that where the term “Finance Party” is used in, and construed for the purposes of, this Agreement or the Priority Agreement, a Hedge Counterparty shall be a Finance Party only for the purposes of:

(a)
the definition of “Secured Parties”;
(b)
paragraph (a)(i) of Clause 1.2 (Construction);
(c)
paragraph (c) of the definition of “Material Adverse Effect”;
(d)
Clause 17 (Guarantee and Indemnity);
(e)
Clause 21.26 (Further Assurance); and
(f)
Clause 30 (Conduct of Business by the Finance Parties).

“Financial Half Year” has the meaning given to that term in Clause 20.1 (Financial Definitions).

“Financial Indebtedness” means any indebtedness for or in respect of:

(a)
moneys borrowed and debit balances at banks or other financial institutions;
(b)
any acceptance under any acceptance credit or bill discounting facility (or dematerialised equivalent);
(c)
any note purchase facility or the issue of bonds (but not Trade Instruments), notes, debentures, loan stock or any similar instrument;
(d)
the amount of any liability in respect of Finance Leases;
(e)
receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis and meet any requirement for de-recognition under the Accounting Principles);
(f)
any Treasury Transaction (and, when calculating the value of that Treasury Transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that Treasury Transaction, that amount) shall be taken into account);
(g)
any counter-indemnity obligation in respect of a guarantee, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution in respect of an underlying liability (but not, in any case, Trade Instruments) of an entity which is not a member of the Group, which liability would fall within one of the other paragraphs of this definition;
(h)
any amount raised by the issue of shares which are redeemable (other than at the option of the issuer) before the Facility A Termination Date;
(i)
any amount of any liability under an advance or deferred purchase agreement if (i) one of the primary reasons behind entering into the agreement is to raise finance or to finance the acquisition or construction of the asset or service in question or (ii) the agreement is in respect of the supply of assets or services and payment is outstanding for more than 30 days after the initial contractual due date for such payment;
(j)
any amount raised under any other transaction (including any forward sale or purchase, sale and sale back or sale and leaseback agreement) having the commercial effect of a borrowing or otherwise classified as borrowings under the Accounting Principles; and
(k)
the amount of any liability in respect of any guarantee for any of the items referred to in paragraphs (a) to (j) above.

“Financial Quarter” means the period commencing on the day after one Financial Quarter Date and ending on the immediately following Financial Quarter Date.

“Financial Quarter Date” means each of 30 June, 30 September, 31 December and 31 March.

“Financial Year” has the meaning given to that term in Clause 20.1 (Financial Definitions).

“Group” means the Parent and each of its Subsidiaries for the time being.

“Group Structure Chart” means the group structure chart in the agreed form.

“Guarantor” means an Original Guarantor or an Additional Guarantor, unless it has ceased to be a Guarantor in accordance with Clause 27 (Changes to the Obligors).

“Guarantor Coverage Test” has the meaning given to it in Clause 21.22 (Guarantors).

“Hedge Counterparty” means any entity which has become a Party as a “Hedge Counterparty” in accordance with Clause 25 (Accession of Hedge Counterparties) and is, or has become, a party to the Priority Agreement as a Hedge Counterparty in accordance with the provisions of the Priority Agreement.

“Hedging Agreement” means any master agreement, confirmation, schedule or other agreement entered into or to be entered into by the Borrower and a Hedge Counterparty for the purpose of hedging the Borrower’s interest rate and/or exchange rate risks under a Facility.

“Historic CME Term SOFR” means, in relation to any Loan, the most recent applicable CME Term SOFR for a period equal in length to the Interest Period of that Loan and which is as of a day which is no more than three days before the Quotation Day.

“Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.

“IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

“Impaired Agent” means the Agent at any time when:

(a)
it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Finance Documents by the due date for payment;
(b)
the Agent otherwise rescinds or repudiates a Finance Document;
(c)
(if the Agent is also a Lender) it is a Defaulting Lender under paragraph (a) or (b) of the definition of “Defaulting Lender”; or
(d)
an Insolvency Event has occurred and is continuing with respect to the Agent, unless, in the case of paragraph (a) above:
(i)
its failure to pay is caused by:
(A)
administrative or technical error; or
(B)
a Disruption Event; and payment is made within 3 Business Days of its due date; or
(ii)
the Agent is disputing in good faith whether it is contractually obliged to make the payment in question.

“Increase Confirmation” means a confirmation substantially in the form set out in Schedule 12 (Form of Increase Confirmation).

“Industry Competitor” means:

(a)
any person whose primary business is substantially similar or in competition with the one carried out by the Group or any member thereof (a “Primary Competitor”);
(b)
any Affiliate of a Primary Competitor;

(c)
any person who controls 50 per cent. or more of the voting rights (a “Competitor Shareholder”) in any Primary Competitor or an Affiliate of such Competitor Shareholder or is otherwise under common control, ownership or management of such Competitor Shareholder; or
(d)
a private equity sponsor (including any fund which is managed or advised by it or any of its Affiliates or Related Funds, and any of their respective Affiliates or Related Funds), provided that this shall not include any person whose principal business is investing in debt and which is:
(i)
acting on the other side of appropriate information barriers implemented or maintained as required by law or regulation from the person that would otherwise constitute a private equity sponsor; and
(ii)
managed and controlled separately from the person that would otherwise constitute a private equity sponsor and has separate personnel responsible for its interests under the Finance Documents, such personnel being independent from the interests of the entity, division or desk constituting the private equity sponsor, and no information provided under the Finance Documents is disclosed or otherwise made available to any personnel responsible for the interests of the entity, division or desk constituting the private equity sponsor.

“Initial Investors” means any trust, fund or company owned or managed by Kingsway Capital Partners Limited, Al Eqbal for General Trading, Chapter II AIR Limited, KIM AIR Ltd, the Bank of Jordan, Cavenham Private Equity and Directs, Acacia Partners, Portland House Partners LLC or Middle East Insurance (or, in each case, any of their respective Affiliates or direct or indirect Subsidiaries or any entity controlled by all or substantially all of the managing directors of any such fund or any of the foregoing from time to time).

“Insolvency Event” in relation to an entity means that the entity:

(a)
is dissolved (other than pursuant to a consolidation, amalgamation or merger);
(b)
becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
(c)
makes a general assignment, arrangement or composition with or for the benefit of its creditors;
(d)
institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official;
(e)
has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:
(i)
results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or
(ii)
is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;

(f)
has exercised in respect of it one or more of the stabilisation powers pursuant to Part 1 of the Banking Act 2009 and/or has instituted against it a bank insolvency proceeding pursuant to Part 2 of the Banking Act 2009 or a bank administration proceeding pursuant to Part 3 of the Banking Act 2009;
(g)
has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);
(h)
seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (other than, for so long as it is required by law or regulation not to be publicly disclosed, any such appointment which is to be made, or is made, by a person or entity described in paragraph (d) above);
(i)
has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
(j)
causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (i) above; or
(k)
takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

“Intellectual Property” means:

(a)
any patents, trademarks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, knowhow and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered; and
(b)
the benefit of all applications and rights to use such assets of each member of the Group (which may now or in the future subsist).

“Interest Payment” means the aggregate amount of interest that is, or is scheduled to become, payable under any Finance Document.

“Interest Period” means, in relation to a Loan, each period determined in accordance with Clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 8.3 (Default Interest).

“Intermediate Holdco” means any or all of:

(a)
AIR Limited (at any time on and following the occurrence of the Listco Reorg and the accession of Listco to this Agreement as an Additional Guarantor and Parent and to the Priority Agreement as a Debtor);
(b)
Advanced Inhalation Rituals Holdco Limited; and/or
(c)
Advanced Inhalation Rituals Midco Limited.

“Interpolated CME Term SOFR” means, in relation to any Loan, the rate (rounded to the same number of decimal places as CME Term SOFR) which results from interpolating on a linear basis between:

(a)
either:
(i)
the applicable CME Term SOFR (as of the Specified Time) for the longest period (for which CME Term SOFR is available) which is less than the Interest Period of that Loan; or
(ii)
if no such CME Term SOFR is available for a period which is less than the Interest Period of that Loan, SOFR for the day which is two US Government Securities Business Days before the Quotation Day; and
(b)
the applicable CME Term SOFR (as of the Specified Time) for the shortest period (for which CME Term SOFR is available) which exceeds the Interest Period of that Loan.

“Interpolated Historic CME Term SOFR” means, in relation to any Loan, the rate (rounded to the same number of decimal places as CME Term SOFR) which results from interpolating on a linear basis between:

(a)
either:
(i)
the most recent applicable CME Term SOFR (as of a day which is not more than two days before the Quotation Day) for the longest period (for which CME Term SOFR is available) which is less than the Interest Period of that Loan; or
(ii)
if no such CME Term SOFR is available for a period which is less than the Interest Period of that Loan, the most recent SOFR for a day which is no more than two days (and no less than two US Government Securities Business Days) before the Quotation Day; and
(b)
the most recent applicable CME Term SOFR (as of a day which is not more than two US Government Securities Business Days before the Quotation Day) for the shortest period (for which CME Term SOFR is available) which exceeds the Interest Period of that Loan.

“Investors” means the Initial Investors and any other person holding a direct or indirect investment in the Parent from time to time, and their or any subsequent successors or assigns or transferees.

“IRS” means the US Internal Revenue Service.

“Joint Venture” means any joint venture entity, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or any other entity.

“Legal Opinion” means any legal opinion delivered to the Agent under Clause 4.1 (Initial Conditions Precedent) or Clause 27 (Changes to the Obligors).

“Legal Reservations” means:

(a)
the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;
(b)
the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

(c)
similar principles, rights and defences under the laws of any Relevant Jurisdiction; and
(d)
any other matters which are set out as qualifications or reservations as to matters of law of general application in the Legal Opinions.

“Lender” means:

(a)
any Original Lender; and
(b)
any bank, financial institution, trust, fund or other entity which has become a Party as a “Lender” in accordance with Clause 2.2 (Increase) or Clause 24 (Changes to the Lenders), which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

“Listco Reorg” means the establishment of any Holding Company as the direct shareholder of 100% of the shares in:

(a)
prior to the Permitted Reorganisation, AIR Limited; or
(b)
on and following the Permitted Reorganisation, the Borrower,

(the “Listco”), provided that:

(i)
Listco is a public limited company incorporated in the DIFC or any other jurisdiction to which the Agent has provided its prior written consent (acting on the instruction of the Majority Lenders, acting reasonably);
(ii)
Listco shall within ten (10) Business Days of the date on which it becomes the Holding Company of AIR Limited, enter into an Accession Deed and accede to this Agreement as an Additional Guarantor and Parent and to the Priority Agreement as a Debtor;
(iii)
Listco shall promptly and within ten (10) Business Days of the date on which it becomes the Holding Company of AIR Limited, grant Transaction Security by way of:
(A)
first-priority security over 100% of the issued share capital of:
(1)
prior to the Permitted Reorganisation, AIR Limited; or
(2)
on and following the Permitted Reorganisation, the Borrower;
(B)
first-priority security over all of its material bank accounts; and
(C)
first-priority security over all of the material intercompany receivables owed to it (if any), in each case, in form and substance satisfactory to the Global Security Agent (acting reasonably), provided that to the extent that the Transaction Security Documents relating to such Transaction Security are substantially similar in form and substance to the executed forms of the Transaction Security Documents referred in paragraph 2(e) of Part 1 (Conditions Precedent) of Schedule 2 (Conditions) or paragraph 2(b) of Part 2 (Conditions Subsequent) of Schedule 2 (Conditions) which (i) relate to similar secured asset classes and (ii) are governed by the same law, such Transaction Security and the related Transaction Security Documents shall be deemed to be satisfactory in form and substance to the Global Security Agent for all purposes in this definition; and

(iv)
immediately upon completion of each of the requirements listed in each of the paragraphs above, be treated as the Parent for all purposes under the Finance Documents and shall be subject to the terms and conditions of the Finance Documents as such terms and conditions apply to the Parent (including, but not limited to, in respect of a Change of Control).

“Listing” means an initial equity offering of common stock or other common equity interests of the Parent (the “Listing Entity”) following which there is a public market and, as a result of which, the common stock or other common equity interests of the Listing Entity subject to such offering are listed on an internationally recognised exchange or traded on an internationally recognised market.

“Limitation Acts” means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.

“LMA” means the Loan Market Association.

“Loan” means a Facility A Loan or a Revolving Facility Loan.

“Loan to Own/Distressed Investor” means any person (including an Affiliate of a Lender or any transferee) which satisfies the requirements set out under Clause 24.3 (Other Conditions of Transfer) and whose principal business or material activity is in investment strategies whose primary purpose is the purchase of loans or other debt securities with the intention of (or view to) owning the equity or gaining control of a business (directly or indirectly), provided that:

(a)
any Affiliate of such persons which are a deposit taking financial institution authorised by a financial services regulator to carry out the business of banking which holds a minimum rating equal to or better than BBB or Baa2 (as applicable) according to at least two of Moody’s, S&P or Fitch which are managed and controlled independently where any information made available under the Finance Documents is not disclosed or made available to other Affiliates; and
(b)
any Original Lender, shall not, in each case, be a Loan to Own/Distressed Investor.

“LTM EBITDA” means, on any day, EBITDA as at the Applicable Reporting Date.

“Major Default” means any event or circumstance constituting an Event of Default that is continuing under:

(a)
Clause 23.1 (Non-Payment);
(b)
Paragraph (a) of Clause 23.2 (Financial Covenants);
(c)
Clause 23.2 (Other Obligations) but only to the extent it consists of a breach of any undertaking under:
(i)
Clauses 21.5 (Merger), 21.7 (Acquisitions), 21.17 (Dividends and Share Redemption) or 21.18 (Financial Indebtedness); or
(ii)
Clauses 19.1 (Financial Statements), 19.2 (Provision and Contents of Compliance Certificate) or 19.3 (Requirements as to Financial Statements);
(d)
Clause 23.6 (Insolvency); or
(e)
Clause 23.7 (Insolvency Proceedings).

“Majority Lenders” means a Lender or Lenders whose Commitments aggregate more than 66 2/3 per cent. of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66 2/3 per cent. of the Total Commitments immediately prior to that reduction).

“Majority Senior Creditors” has the meaning given to it in the Priority Agreement.

“Margin” means, in relation to any Facility A Loan or Unpaid Sum, 3.00 per cent. per annum and, in relation to any Revolving Facility Loan, 2.75 per cent. per annum, but if:

(a)
no Major Default has occurred and is continuing;
(b)
the Closing Date has occurred; and
(c)
Consolidated Net Leverage in respect of the most recently completed Relevant Period is within a range set out below, then the Margin for each Loan will be the percentage per annum set out below:

Consolidated Net Leverage	Margin % p.a. in respect of Facility A	Margin % p.a. in respect of Revolving Facility
Greater than 3.0:1	3.25	3.00
Greater than 2.5:1 but less than or equal to 3.0:1	3.00	2.75
Greater than 2.0:1 but less than or equal to 2.5:1	2.75	2.50
Greater than 1.5:1 but less than or equal to 2.0:1	2.50	2.25
Equal to or less than 1.5:1	2.25	2.00

However:

(i)
any increase or decrease in the Margin for a Loan shall take effect on the date of receipt by the Agent of the Compliance Certificate for that Relevant Period pursuant to Clause 19.2 (Provision and Contents of Compliance Certificate) (with no limit on the reduction or increase to be effected on such date);
(ii)
if, following receipt by the Agent of the Compliance Certificate related to the relevant Annual Financial Statements or Semi-Annual Financial Statements (as the case may be), that Compliance Certificate does not confirm the basis for a reduced Margin, then paragraph (b) of Clause 8.2 (Payment of Interest) shall apply and the Margin for that Loan shall be the percentage per annum determined using the table above and the revised ratio of Consolidated Net Leverage calculated using the figures in that Compliance Certificate;
(iii)
while a Major Default is continuing, the Margin for each Loan shall be the highest percentage per annum set out above; and
(iv)
for the purpose of determining the Margin, Consolidated Net Leverage and Relevant Period shall be determined in accordance with Clause 20.1 (Financial Definitions).

“Margin Stock” means margin stock or “margin security” within the meaning of Regulations T, U and X of the Board of Governors of the United States Federal Reserve System, or any successor thereof.

“Material Adverse Effect” means a material adverse effect on (in each case after taking into account all mitigating factors or circumstances including, any warranty, indemnity or other resources available to the Group or right of recourse against any third party with respect to the relevant event or circumstance and any obligation of any person in force to provide any additional equity investment):

(a)
the consolidated business, assets or financial condition of the Group taken as a whole;
(b)
the ability of the Obligors (taken as a whole) to perform their payment obligations under the Finance Documents (taking into account the resources available to them); or
(c)
subject to the Legal Reservations and Perfection Requirements, the validity or enforceability of any of the Transaction Security Documents in any way which is materially adverse to the interests of the Finance Parties taken as a whole and if capable of remedy, which is not remedied within 20 Business Days of the earlier of the Borrower becoming aware of the issue or being given notice of the issue by the Agent.

“Material Company” means, at any time:

(a)
an Obligor;
(b)
a member of the Group that directly holds shares in a Material Company falling within the scope of paragraph (c), below; or
(c)
a member of the Group which has (i) earnings before interest, tax, depreciation and amortisation (calculated on the same basis as EBITDA but on an unconsolidated basis excluding intra-Group items, goodwill and investments in Subsidiaries, to the extent applicable) representing 5 per cent. or more of EBITDA; or (ii) has turnover (calculated on an unconsolidated basis and excluding intra-Group items, goodwill and investments in Subsidiaries to the extent applicable) representing 5 per cent. or more of the consolidated turnover of the Group.

Compliance with the conditions set out in paragraph (c) above shall be determined by reference to the most recent Compliance Certificate supplied by the Borrower and/or the latest audited financial statements of that Subsidiary (consolidated in the case of a Subsidiary which itself has Subsidiaries) and the latest audited consolidated financial statements of the Group. However, if a Subsidiary has been acquired since the date as at which the latest audited consolidated financial statements of the Group were prepared, the financial statements shall be deemed to be adjusted in order to take into account the acquisition of that Subsidiary.

A report by the Auditors that a Subsidiary is or is not a Material Company shall, in the absence of manifest error, be conclusive and binding on all Parties.

“Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)
(subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;
(b)
if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and
(c)
if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

The above rules will only apply to the last Month of any period.

“Multiemployer Plan” means a “multiemployer plan” (as defined in Section (3)(37) of ERISA) that is subject to Title IV of ERISA in respect of which any Obligor or any ERISA Affiliate has any actual or contingent, direct or indirect, liability.

“Net Cash Proceeds” means the consideration received in cash (and if the recipient is not a wholly-owned subsidiary of a member of the Group, an amount of such cash consideration received which is proportionate to the interest held by the Group in the recipient) of any Disposal made by any member of the Group after deducting:

(a)
any reasonable fees, costs and expenses which are incurred by any member of the Group with respect to that Disposal to persons who are not members of the Group;
(b)
any Tax incurred and required to be paid by the seller in connection with the Disposal (as reasonably determined on the basis of existing rates and taking account of any available credit, deduction or allowance); and
(c)
third party debt which is secured on the assets disposed of and that is required to be repaid out of the proceeds from such Disposal.

“Netting Letter” means the letter dated on or about the date of this Agreement between, amongst others, the Borrower and the Agent.

“New Lender” has the meaning given to that term in Clause 24.1 (Assignments and Transfers by the Lenders).

“Non-Consenting Lender” has the meaning given to that term in Clause 39.6 (Replacement of Lender).

“Non-Obligor” means a member of the Group which is not an Obligor.

“Notifiable Debt Purchase Transaction” has the meaning given to that term in paragraph (c) of Clause 26.2 (Disenfranchisement of Sponsor Affiliates).

“Obligor” means the Parent, the Borrower or a Guarantor.

“Obligors’ Agent” means the Parent, appointed to act on behalf of each Obligor in relation to the Finance Documents pursuant to Clause 2.4 (Obligors’ Agent).

“Obligor / Non-Obligor Basket” means, at any time, an amount in aggregate of not more than the greater of:

(a)
USD20,000,000 (or its equivalent); and
(b)
15 per cent. of LTM EBITDA.

“Obligor / Non-Obligor Balances” means at any time the aggregate of:

(a)
the aggregate of the higher of the market value and the book value of any asset which is or has been the subject of a disposal referred to in paragraph (k) of the definition of “Permitted Disposal”;
(b)
the aggregate amount of outstanding guarantees (by reference to the liability in respect of which such guarantee was granted) referred to in paragraph (c) or (l) of the definition of “Permitted Guarantee”;
(c)
the aggregate amount of contingent liability under any indemnities referred to in paragraph (f) of the definition of “Permitted Guarantee”;

(d)
the aggregate amount of Permitted Financial Indebtedness outstanding which is the subject of a guarantee referred to in paragraph (p) of the definition of “Permitted Guarantee”;
(e)
the aggregate amount of Financial Indebtedness outstanding under any outstanding loan referred to in paragraph (g) of the definition of “Permitted Loan”;
(f)
the aggregate debit balances (after netting all credit balances) pursuant to paragraph (c)(i) of the definition of “Permitted Security”; and
(g)
the aggregate value of any shares issued pursuant to paragraph (h)(ii) of the definition of “Permitted Share Issue”.

“Original Financial Statements” means the Group’s audited consolidated financial statements for its Financial Year ended 31 December 2023.

“Original Jurisdiction” means, in relation to an Obligor, the jurisdiction under whose laws that Obligor is incorporated as at the date of this Agreement or, in the case of an Additional Guarantor, as at the date on which that Additional Guarantor becomes Party as a Guarantor.

“Original Obligor” means the Borrower or an Original Guarantor.

“Parent” means:

(a)
the Initial Parent; or
(b)
on and from the completion of the date on which Listco accedes to this Agreement as an Additional Guarantor and to the Priority Agreement as a Debtor, Listco.

“Parent Subsidiary” means the immediate Subsidiary of the Parent.

“Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Party” means a party to this Agreement.

“PBGC” means the US Pension Benefit Guaranty Corporation.

“Perfection Requirements” means the making or the procuring of the appropriate registrations, filing, endorsements, notarisation, stampings and/or notifications of or under the Transaction Security Documents and/or the Security created thereunder and any other actions or steps, necessary in any jurisdiction or under any laws or regulations in order to create or perfect or make valid or enforceable any Security or the Transaction Security Documents or to achieve the relevant priority expressed therein.

“Permitted Acquisition” means:

(a)
an acquisition by a member of the Group of an asset sold, leased, transferred or otherwise disposed of by another member of the Group in circumstances constituting a Permitted Disposal;
(b)
an acquisition of shares or securities pursuant to a Permitted Share Issue;
(c)
an acquisition of securities which are Cash Equivalent Investments;
(d)
the acquisition of, or subscription for, the issued share capital of a limited liability company, including by way of formation, which has not traded prior to the date of the acquisition;

(e)
an acquisition by a member of the Group of any property or assets of any entity or an interest in an entity, business or undertaking carried on as a going concern, provided that:
(i)
no Event of Default is continuing on the closing date for the acquisition or would occur as a result of the acquisition;
(ii)
the acquired company, business or undertaking is engaged in a business substantially similar to, or in a business ancillary, supplementary, complementary or related to that carried on by the Group;
(iii)
the acquired company, business or undertaking has a positive EBITDA or as otherwise agreed with the Majority Lenders;
(iv)
the Consolidated Net Leverage for the Relevant Period ending at the immediately preceding Semi Annual Date (or, if no Semi-Annual Financial Statements are available, as of the Closing Date), calculated on a pro forma basis assuming completion of the acquisition (including any Financial Indebtedness referred to under paragraph (f) of the definition of “Permitted Financial Indebtedness” incurred in respect of the acquisition and remaining outstanding following completion of the acquisition), is less than or equal to 2.50:1;
(f)
an acquisition by way of merger provided that the merger is a Permitted Merger;
(g)
an acquisition by a member of the Group of:
(i)
the share of a joint venture partner under the terms of any Permitted Joint Venture (including where it becomes a member of the Group) and/or an acquisition which constitutes an investment in a Permitted Joint Venture; or
(ii)
any shares in a member of the Group which at the time of acquisition is not a wholly-owned Subsidiary provided that (subject to the Agreed Security Principles) if the shares which are held already by another member of the Group are subject to Transaction Security, the shares so acquired will also become subject to Transaction Security as soon as reasonably practicable and in any event within 30 days of such acquisition;
(h)
any acquisition by a member of the Group of shares in any member of the Group (including, for avoidance of doubt, any acquisition of shares following conversion of an intra-Group loan into equity) other than the Borrower; and
(i)
an acquisition which is required to give effect to the Permitted Reorganisation or otherwise in respect of which the Majority Lenders have given their consent.

“Permitted Disposal” means any sale, lease, licence, transfer or other disposal:

(a)
of machinery owned by members of the Group but only if the aggregate of the higher of the book value and net consideration receivable (when aggregated with the higher of the book value and net consideration receivable for any other sale, lease, licence, transfer or other disposal of machinery owned by members of the Group) and disposed of by members of the Group in accordance with this paragraph (a) in the same Financial Year does not in any Financial Year of the Borrower exceed the greater of (i) USD 5,000,000 (or its equivalent) and (ii) 3.75 per cent. of LTM EBITDA;
(b)
any disposal arising as a result of any Cash Pooling Arrangements;

(c)
of trading stock or cash made by any member of the Group in the ordinary course of trading of the disposing entity;
(d)
of assets (other than shares or businesses) in exchange for other assets comparable or superior as to type, value and quality (other than an exchange of a non-cash asset for cash);
(e)
of obsolete or redundant assets or assets which are no longer required for the operation of the business of the disposing entity or arising as a result of the termination of any agreement or arrangement which, in the reasonable opinion of the member of the Group party thereto, is uneconomic to continue;
(f)
of Cash Equivalent Investments for cash or in exchange for other Cash Equivalent Investments;
(g)
to a Joint Venture, to the extent permitted by Clause 21.8 (Joint Ventures);
(h)
arising as a result of any Permitted Security;
(i)
of assets by an Obligor to another Obligor provided that if the disposing company had given Transaction Security under the Transaction Security Documents over those assets, that asset must remain subject to Transaction Security on substantially the same terms or the acquiring Obligor must, subject to the Agreed Security Principles, give Transaction Security on substantially the same terms over those assets following the relevant disposal;
(j)
of assets by a Non-Obligor to another member of the Group;
(k)
of assets by an Obligor to a Non-Obligor provided that the aggregate of the higher of the market value and book value of all such assets disposed of when aggregated with all other outstanding Obligor / Non-Obligor Balances does not exceed the Obligor / Non-Obligor Basket at any time;
(l)
to another member of the Group as part of a Permitted Merger;
(m)
of assets compulsorily acquired by any governmental authority;
(n)
arising as a result of a member of the Group granting a licence or right of distribution and/or manufacturing of its products in the ordinary course of business;
(o)
arising as a result of a Permitted Transaction;
(p)
arising as a result of the Permitted Reorganisation;
(q)
constituting dealings with trade debtors with respect to forgiveness or the write-off of book debts in the ordinary course of business and in accordance with the Accounting Principles;
(r)
of any share by a member of the Group to comply with laws having mandatory application in relation to minimum shareholding or mandatory holding of shares by board members or other officers;
(s)
constituting a conversion of an intra-Group loan into share capital of, or a capital contribution to, the borrower of such a loan where (subject to the Agreed Security Principles) if the existing shares of the borrower of such loan are the subject of Transaction Security under the Transaction Security Documents, the newly issued shares to the extent held by a member of the Group will also become subject to Transaction Security on the same terms;

(t)
arising as a result of a member of the Group granting a lease in the ordinary course of business where such member of the Group is the lessor;
(u)
in respect of which the Majority Lenders have given their consent;
(v)
of (including by way of liquidation) United Brands of Shisha South Africa Limited, provided that it is a Dormant Entity at such time;
(w)
of members of the Group that are Dormant Entities and including by way of liquidation;
(x)
which is permitted pursuant to the definition of “Permitted Intellectual Property Activity”; or
(y)
of assets not permitted by the preceding paragraphs where the higher of the book value and net consideration receivable (when aggregated with the higher of the book value and net consideration receivable for any other sale, lease, licence, transfer or disposal of assets under this paragraph) does not exceed the greater of (i) USD10,000,000 (or its equivalent) and (ii) 7.5 per cent. of LTM EBITDA in any Financial Year.

“Permitted Distribution” means:

(a)
the payment or making of a dividend, distribution, redemption, reduction, repayment or purchase of share capital or loan stock (each a “Distribution”) to the Borrower or any of its Subsidiaries (provided that if the relevant Subsidiary is not wholly owned it may make pro rata payments to minority shareholders);
(b)
the payment or making of Distributions by the Parent to any direct or indirect shareholder of the Parent in an aggregate amount not to exceed the greater of (i) USD10,000,000 (or its equivalent) and (ii) 7.5 per cent. of LTM EBITDA per Financial Year;
(c)
the payment or making of a Distribution by the Parent to any direct or indirect shareholder of the Parent, provided that:
(i)
the Distribution is made when no Default is continuing or would result from making such Distribution; and
(ii)
Consolidated Net Leverage for the Relevant Period ending at the immediately preceding Semi Annual Date (or, if no Semi-Annual Financial Statements are available, as of the Closing Date) (calculated on a pro forma basis taking into account such payment) is less than or equal to 2.0:1.

“Permitted Financial Indebtedness” means Financial Indebtedness:

(a)
arising under any Finance Document;
(b)
arising under a foreign exchange transaction for spot or forward delivery entered into in connection with protection against fluctuation in currency rates where that foreign exchange exposure arises in the ordinary course of trade, but not a foreign exchange transaction for investment or speculative purposes;
(c)
arising under a Permitted Loan or a Permitted Guarantee or as permitted by Clause 21.21 (Treasury Transactions);

(d)
incurred by any person acquired by a member of the Group after the Closing Date which is incurred under arrangements in existence at the date of acquisition, but not incurred or increased or having its maturity date extended in contemplation of, or since, that acquisition, and outstanding only for a period of three months following the date of acquisition;
(e)
arising under Finance Leases entered into by members of the Group in the ordinary course of business, provided that the aggregate capital value of all such Finance Leases does not at any time exceed the greater of (i) USD25,000,000 (or its equivalent) and (ii) 17.5 per cent. of LTM EBITDA;
(f)
raised for the purposes of financing an acquisition permitted under paragraph (e) of the definition of “Permitted Acquisition”, provided that such Financial Indebtedness is incurred by the Borrower only, does not have the benefit of a guarantee from a Material Company and does not share in the Transaction Security
(g)
incurred pursuant to the Cash Pooling Arrangements;
(h)
arising under the Subordinated Debt;
(i)
arising under a Permitted Joint Venture;
(j)
raised by the issue of redeemable shares which are:
(i)
held by another member of the Group; and
(ii)
not redeemable at the option of their holder until after the Facility A Termination Date;
(k)
arising under the Existing Facility Agreement until the Closing Date;
(l)
arising under working capital facilities, provided that the aggregate amount of Financial Indebtedness incurred under such facilities does not exceed the greater of (i) USD20,000,000 (or its equivalent) and (ii) 15 per cent. of LTM EBITDA at any time;
(m)
incurred in the ordinary course of business in respect of obligations of any member of the Group under a deferred purchase agreement to pay the deferred purchase price for the supply of goods or services, where such deferred purchase price or payment is being disputed in good faith by the relevant member of the Group;
(n)
in respect of which the Majority Lenders have given their consent; and
(o)
not permitted by the preceding paragraphs or as a Permitted Transaction and the outstanding principal amount of which does not at any time exceed the greater of (i) USD20,000,000 (or its equivalent) and (ii) 15 per cent. of LTM EBITDA, provided that:
(i)
such Financial Indebtedness is unsecured and incurred in the ordinary course of business; and
(ii)
such Financial Indebtedness is not arising under the Existing Facility Agreement.

“Permitted Guarantee” means:

(a)
any guarantee arising under any Finance Document;
(b)
any guarantee issued by an Obligor in respect of the obligations of another Obligor;

(c)
any guarantee issued by an Obligor of the obligations of a Non-Obligor to the extent the aggregate amount outstanding of all such guarantees when aggregated with all other outstanding Obligor / Non-Obligor Balances does not exceed the Obligor / Non-Obligor Basket at any time;
(d)
any guarantee issued by a Non-Obligor of the obligations of another Non-Obligor;
(e)
any guarantee issued by a Non-Obligor of the obligations of an Obligor;
(f)
any customary indemnity to a purchaser in relation to a Permitted Disposal provided that the maximum potential liability under any such indemnity does not exceed the aggregate consideration received by members of the Group for that disposal and to the extent such indemnity is granted by an Obligor on behalf of a Non-Obligor the aggregate amount outstanding of all contingent liabilities under such indemnities when aggregated with all other outstanding Obligor / Non-Obligor Balances does not exceed the Obligor / Non-Obligor Basket at any time;
(g)
the endorsement of negotiable instruments in the ordinary course of trade;
(h)
any performance or similar bond guaranteeing performance by a member of the Group under any contract entered into in the ordinary course of business;
(i)
any guarantee in relation to any hedging transactions that are not prohibited by Clause 21.21 (Treasury Transactions), provided that the aggregate amount of all such guarantees (by reference to the liabilities in respect of which such guarantee was granted) does not at any time exceed the greater of (i) USD4,000,000 (or its equivalent) and (ii) 3 per cent. of LTM EBITDA;
(j)
any guarantee of a Joint Venture to the extent permitted by Clause 21.8 (Joint Ventures);
(k)
any guarantee permitted under Clause 21.18 (Financial Indebtedness);
(l)
any guarantee issued to a landlord on arm’s length terms guaranteeing rent obligations of a member of the Group provided that where any guarantee is issued by an Obligor in respect of the obligations of a Non-Obligor the aggregate amount outstanding of such guarantee (by reference to the liabilities in respect of which such guarantee was granted), when aggregated with all other outstanding Obligor / Non-Obligor Balances, does not exceed the Obligor / Non-Obligor Basket at any time;
(m)
any guarantee given in respect of the Cash Pooling Arrangements or in respect of the netting or set-off arrangements permitted pursuant to paragraph (d) of the definition of “Permitted Security”;
(n)
any indemnity given in the ordinary course of the documentation of an acquisition or disposal transaction which is a Permitted Acquisition or Permitted Disposal which indemnity is in a customary form and subject to customary limitations;
(o)
customary indemnities given in mandate, engagement and commitment letters in respect of or in contemplation of Permitted Financial Indebtedness, or to professional advisors and consultants in the ordinary course of the business of the Group;
(p)
any guarantee given in respect of indebtedness under working capital facilities which constitute Permitted Financial Indebtedness provided that the aggregate amount of such guarantee (by reference to the liabilities in respect of which such guarantee was granted), when aggregated with all other outstanding Obligor / Non-Obligor Balances, does not exceed the Obligor / Non-Obligor Basket at any time;

(q)
any guarantee issued by a member of the Group in respect of the obligations of another member of the Group prior to the date of this Agreement and disclosed to the Arrangers prior to the signing date of this Agreement;
(r)
any guarantee in respect of which the Majority Lenders have given their consent; or
(s)
any guarantee not permitted by the preceding paragraphs to the extent the amount outstanding of all such guarantees does not at any time exceed the greater of (i) USD20,000,000 (or its equivalent) and (ii) 15 per cent. of LTM EBITDA.

“Permitted Holding Company Activity” has the meaning given to it in Clause 21.9 (Holding Companies).

“Permitted Intellectual Property Activity” means:

(a)
non-exclusive licensing, sublicensing, leasing or subleasing of the Group’s brands and other Intellectual Property conducted in the ordinary course of business or consistent with past practice;
(b)
exclusive licensing, sublicensing, leasing or subleasing of the Group’s brands and other Intellectual Property to any member of the Group in the ordinary course of business; or
(c)
the lapse, abandonment or other disposition of Intellectual Property rights in the ordinary course of business, which:
(i)
have an aggregate value of USD 10,000,000 (or its equivalent) or less; and
(ii)
in the reasonable good faith determination of the Borrower are no longer commercially necessary to maintain.

“Permitted Joint Venture” means:

(a)
any investment in any Joint Venture where:
(i)
the Joint Venture is engaged in a business substantially the same as or in a business ancillary, supplementary, complementary or related to that carried on by the Group; and
(ii)
in any Financial Year of the Borrower, the aggregate of:
(A)
all amounts subscribed for shares in, lent to, or invested in all such Joint Ventures by any member of the Group; plus
(B)
the contingent liabilities of any member of the Group under any guarantee given in respect of the liabilities of any such Joint Venture; plus
(C)
the book value of any assets transferred by any member of the Group to any such Joint Venture; less
(D)
all amounts received in cash or by way of set-off by members of the Group in respect of repayments, redemptions, interest or distributions from the Net Cash Proceeds of disposals of shares in Joint Ventures, does not exceed the greater of (i) USD10,000,000 (or its equivalent) and (ii) 7.5 per cent. of LTM EBITDA in that Financial Year; and
(b)
any investment in a Joint Venture in respect of which the Majority Lenders have given their consent.

“Permitted Loan” means:

(a)
any trade credit extended by any member of the Group to its customers on normal commercial terms and in the ordinary course of its trading activities;
(b)
a loan made to a Joint Venture to the extent permitted under Clause 21.8 (Joint Ventures);
(c)
a loan made in the ordinary course of the Cash Pooling Arrangements;
(d)
a loan made by an Obligor to another Obligor;
(e)
a loan made by a member of the Group which is not an Obligor to another member of the Group which is not an Obligor;
(f)
a loan made by a member of the Group which is not an Obligor to another member of the Group which is an Obligor provided that if the outstanding principal amount of the relevant loan exceeds USD10,000,000 (or its equivalent) and is outstanding for a period of 20 consecutive Business Days or longer, such loan must be subordinated to the relevant Obligor’s obligations under the Finance Documents pursuant to the Priority Agreement or on terms otherwise agreed between the Parent and the Agent;
(g)
any loan made by an Obligor to a member of the Group which is not an Obligor provided that the aggregate amount of Financial Indebtedness outstanding under any such loans, when aggregated with all other outstanding Obligor / Non-Obligor Balances, does not exceed the Obligor / Non-Obligor Basket at any time;
(h)
a loan made by a member of the Group to an employee or director of any member of the Group in connection with an employee share option scheme, unit trust or management incentive scheme up to an amount which does not exceed USD5,000,000 (or its equivalent), in aggregate across all such loans, at any time;
(i)
any loan in respect of which the Majority Lenders have given their consent; and
(j)
any loan made by a member of the Group not falling within the above paragraphs so long as the aggregate amount of the Financial Indebtedness under any such loans does not at any time exceed the greater of (i) USD20,000,000 (or its equivalent) and (ii) 15 per cent. of LTM EBITDA, so long as in the case of paragraphs (d), (e), (f) and (g) above:
(i)
the creditor of such Financial Indebtedness shall (if it is an Obligor) grant Transaction Security over its rights in respect of such Financial Indebtedness in accordance with the Agreed Security Principles; and
(ii)
(other than in respect of paragraph (f) above, which shall be subject to the terms of that paragraph) to the extent required by the Priority Agreement, the creditor and the debtor (if the debtor or creditor is a member of the Group) of such Financial Indebtedness (excluding any Financial Indebtedness which is outstanding for a period of less than fifteen Business Days) are or become party to the Priority Agreement as an Intra-Group Lender and a Debtor (as defined, in each case, in the Priority Agreement) respectively.

“Permitted Merger” means:

(a)
an amalgamation, demerger, merger, consolidation, liquidation or corporate reconstruction on a solvent basis of a Non-Obligor where all of the business and assets of that Non-Obligor remain within the Group (or the proportionate interest of the Group in the case of a non-wholly owned Non-Obligor); or
(b)
any amalgamation, demerger, merger, consolidation, liquidation or corporate restructuring in respect of which the Majority Lenders have given their consent.

“Permitted Payment” means:

(a)
any payment made by the Parent:
(i)
of administrative costs, office expenses, directors’ fees, tax and professional fees, regulatory costs, insurance costs or of any costs required to meet substance requirements of any direct or indirect Holding Company of the Parent;
(ii)
constituting the conversion of a loan to the Parent by any direct or indirect shareholder of the Parent or any Affiliate thereof into the capital reserves of or shares in the Parent;
(iii)
a payment which is a Permitted Transaction (including without limitation payment to the management of the Group of their compensation as officers, managers and/or employees and payment of related expenses as well as any termination or severance payment);
(iv)
of any Taxes payable by the Parent or any Holding Company of the Parent solely to the extent attributable to assets or operations of the Group;
(v)
a payment to fund the purchase of any management equity together with the purchase or repayment of any related loans and/or to make other compensation payments to departing management; and provided that the aggregate amount of such payments shall not exceed USD10,000,000 (or its equivalent) in any Financial Year when aggregated with the amount of any share issues referred to in paragraph (e) of the definition of “Permitted Share Issue” made in the same Financial Year; and
(b)
any other payment in respect of which the Majority Lenders have given their consent.

“Permitted Reorganisation” means a reorganisation (the “Reorganisation”) of the Group limited to (i) the transfer of all of the shares in the Borrower to the Parent; (ii) the transfer of all the shares in Advanced Inhalation Rituals Bidco 2 Limited and Advanced Inhalation Rituals Finco plc to either the Parent or the Borrower or any direct or indirect Subsidiary of the Parent (other than the Borrower or any of its direct or indirect Subsidiaries) or the Borrower; (iii) the transfer of all of the shares of each member of the Group (other than the Parent and the Borrower and, to the extent transferred to the Parent or any direct or indirect Subsidiary of the Parent, which is not the Borrower or any direct or indirect Subsidiary of the Borrower, Advanced Inhalation Rituals Bidco 2 Limited and Advanced Inhalation Rituals Finco plc) to be direct or indirect Subsidiaries of the Borrower; and (iv) following the transfers referred to in (i), (ii) and (iii), the liquidation of Advanced Inhalation Rituals Holdco Limited and Advanced Inhalation Rituals Midco Limited, provided that notwithstanding the foregoing the Parent may elect to (in its discretion) also liquidate Advanced Inhalation Rituals Bidco 2 Limited and Advanced Inhalation Rituals Finco plc as part of the Reorganisation, and provided further that:

(a)
no Change of Control occurs as a result of such reorganisation;
(b)
the Finance Parties, subject to the Agreed Security Principles, enjoy substantially the same or equivalent guarantees from the Group (other than from or in respect of any Intermediate Holdco, Advanced Inhalation Rituals Bidco 2 Limited and/or Advanced Inhalation Rituals Finco plc);
(c)
the Security Agents, subject to the Agreed Security Principles, enjoy substantially the same or equivalent Transaction Security over the same assets required to be secured pursuant to paragraph (b) of Clause 21.22 (Guarantors), paragraph (b)(i) of Clause 27.2 (Additional Guarantors) or Part 1 of Schedule 2 (Conditions) (other than granted by or in relation to, in each case, any Intermediate Holdco, Advanced Inhalation Rituals

Bidco 2 Limited and/or Advanced Inhalation Rituals Finco plc) in all cases, created and perfected no later than the date of the release of any Transaction Security pursuant to the Reorganisation, or, to the extent the Reorganisation is completed prior to the end of the 90-day period starting from the Closing Date, in all cases no later than the end of such 90-day period, such security to include Transaction Security over the shares of the Borrower together with the delivery of any share certificates, stock transfer forms and notices of pledge in accordance with the relevant Transaction Security Document;
(d)
the Parent procures, at its own cost, the delivery of customary legal opinions from counsel to the Agent in relation to (i) the capacity to enter into the security documents related to the Transaction Security referred to in paragraph (c) above; and (ii) the legality, validity and enforceability of such security documents; and
(e)
promptly after the Reorganisation, the Parent provides to the Agent and each Security Agent a certificate from a director or authorised signatory confirming that:
(i)
all of the requirements in this definition of “Permitted Reorganisation” have been satisfied; and
(ii)
no Default is continuing or would arise as a result of the Reorganisation, and delivery of such certificate to the Agent shall constitute a Resignation Letter in respect of Advanced Inhalation Rituals Holdco Limited and Advanced Inhalation Rituals Midco Limited and, to the extent liquidated, Advanced Inhalation Rituals Bidco 2 Limited and/or Advanced Inhalation Rituals Finco plc, to the extent such entity is an Obligor.

“Permitted Security” means:

(a)
the Transaction Security and Security arising under the Transaction Security Documents or other Security or Quasi-Security arising under or in connection with the Finance Documents;
(b)
any lien arising by operation of law and in the ordinary course of business and not as a result of any default or omission by any member of the Group;
(c)
any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of members of the Group but only so long as (i) such arrangement does not permit credit balances of Obligors to be netted or set off against debit balances of members of the Group which are not Obligors which in aggregate when aggregated with all other outstanding Obligor / Non-Obligor Balances would not result in a breach of the Obligor / Non-Obligor Basket and (ii) such arrangement does not give rise to other Security over the assets of Obligors in support of liabilities of members of the Group which are not Obligors except, in the case of (i) and (ii) above, to the extent such netting, set-off or Security relates to, or is granted in support of, a loan permitted pursuant to paragraph (g) of the definition of “Permitted Loan”;
(d)
any payment or close out netting or set-off arrangement pursuant to any Treasury Transaction or foreign exchange transaction entered into by a member of the Group which constitutes Permitted Financial Indebtedness, excluding any Security or Quasi-Security under a credit support arrangement;

(e)
any Security or Quasi-Security over or affecting any asset acquired by a member of the Group after the Closing Date if:
(i)
the Security or Quasi-Security was not created in contemplation of the acquisition of that asset by a member of the Group;
(ii)
the principal amount secured has not been increased (otherwise than as a result of the compounding of interest and accrual of any default interest) in contemplation of or since the acquisition of that asset by a member of the Group; and
(iii)
the Security or Quasi-Security is removed or discharged within three months of the date of acquisition of such asset;
(f)
any Security or Quasi-Security over or affecting any asset of any company which becomes a member of the Group after the Closing Date, where the Security or Quasi-Security is created prior to the date on which that company becomes a member of the Group if:
(i)
the Security or Quasi-Security was not created in contemplation of the acquisition of that company;
(ii)
the principal amount secured has not been increased (otherwise than as a result of the compounding of interest and accrual of any default interest) in contemplation of or since the acquisition of that company; and
(iii)
the Security or Quasi-Security is removed or discharged within three months of that company becoming a member of the Group;
(g)
any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a member of the Group in the ordinary course of trading and on the supplier’s standard or usual terms and not arising as a result of any default or omission by any member of the Group;
(h)
any Security or Quasi-Security (existing as at the date of this Agreement) over assets of any member of the Group granted in respect of Financial Indebtedness outstanding under the Existing Facility Agreement provided that the Group uses its reasonable endeavours to de-register such Security or Quasi-Security as soon as reasonably practicable after Closing Date;
(i)
any Quasi-Security arising as a result of a disposal which is a Permitted Disposal;
(j)
any Security or Quasi-Security arising as a consequence of any Finance Lease permitted pursuant to paragraph (h) of the definition of “Permitted Financial Indebtedness”;
(k)
any Security or Quasi-Security (other than any Security or Quasi-Security over shares of an Intermediate Holdco or the Borrower) securing indebtedness incurred under working capital facilities in accordance with paragraph (l) of the definition of “Permitted Financial Indebtedness”;
(l)
any netting, cash pooling, balance transfer arrangements, charges or set-off rights and other similar rights over bank accounts in respect of bank accounts owned by a member of the Group in the ordinary course of business in favour of the account holding bank and granted as part of that financial institution’s standard terms and conditions;

(m)
any right of set-off arising under contracts entered into by any member of the Group in the ordinary course of their day-to-day business;
(n)
any right of set off or netting or cash pooling or balance transfer arrangement or charges arising by operation of law or by contract by virtue of the provision to any member of the Group of clearing bank or similar facilities or overdraft facilities and arising under the standard commercial terms and conditions of such or as a part of the Cash Pooling Arrangements; and
(o)
any Security (other than any Security over shares of an Intermediate Holdco or the Borrower) securing indebtedness the outstanding principal amount of which (when aggregated with the outstanding principal amount of any other indebtedness which has the benefit of Security given by any member of the Group other than any permitted under paragraphs (a) to (m) above) does not exceed the greater of (i) USD20,000,000 (or its equivalent) and (ii) 15 per cent. of LTM EBITDA.

“Permitted Share Issue” means an issue of:

(a)
equity by the Parent Subsidiary or the Parent to the extent not constituting a Change of Control and provided that, at any time prior to the Release Condition Date any shares in the Parent Subsidiary issued are subject to Transaction Security;
(b)
shares by a member of the Group to its immediate Holding Company or (other than any Intermediate Holdco) to another member of the Group or to a minority shareholder proportionate to its existing shareholding where, if the existing shares of the Subsidiary are the subject of the Transaction Security under the Transaction Security Documents, the newly issued shares to the extent held by a member of the Group will also become subject to Transaction Security on the same terms;
(c)
shares (other than by the Parent or any Intermediate Holdco) to a member of the Group pursuant to a Permitted Acquisition;
(d)
shares (in respect of Parent Subsidiary to the Parent provided that any shares in the Parent Subsidiary are subject to Transaction Security) which is a Permitted Transaction;
(e)
shares under any employee share option scheme or unit trust or management incentive scheme in the ordinary course of business of any member of the Group provided that the aggregate amount of such issuance shall not exceed USD 5,000,000 in any Financial Year when aggregated with the amount of any payments referred to in paragraph (a) of the definition of “Permitted Payment” made in the same Financial Year;
(f)
shares to directors and other officers who are required to have a minimum shareholding under applicable law or regulation, to the extent they do not at the time of issue have such a shareholding;
(g)
shares (other than by the Parent or any Intermediate Holdco) as part of a Permitted Joint Venture;
(h)
shares by a member of the Group which is a Subsidiary to its immediate Holding Company where:
(i)
(if the existing shares of the Subsidiary are the subject of the Transaction Security) the newly-issued shares also become subject to the Transaction Security on the same terms; and
(ii)
if the shares are issued by a member of the Group which is not an Obligor to an Obligor such share issue, when aggregated with all other outstanding Obligor / Non-Obligor Balances, does not exceed the Obligor / Non-Obligor Basket at any time;

(i)
shares which is required to give effect to the Permitted Reorganisation; and
(j)
shares to which the Majority Lenders have given their consent.

“Permitted Transaction” means:

(a)
any disposal required, Financial Indebtedness incurred, guarantee, indemnity or Security or Quasi-Security given, or other transaction arising, under the Finance Documents;
(b)
any transaction which is contemplated in the definition of “Permitted Merger” or “Permitted Reorganisation”;
(c)
any issuance of equity by the Parent or (other than where the Parent is Listco) a Parent Subsidiary in connection with a Listing;
(d)
any transaction (including any disposal, loan, borrowing, guarantee, indemnity, Security, quasi security, share issue or repayment) contemplated under the Finance Documents incurred under that document itself, and Security created in support of those obligations, in each case to the extent permitted by the other terms of this Agreement, the Priority Agreement and that document;
(e)
where necessary to comply with tax or other legislation, any conversion of intra-Group loans into distributable reserves or, if required to so comply, registered share capital;
(f)
transactions (other than the granting or the creation of Security, the payment of a dividend or other distribution, the making of loans, the granting of guarantees, the making of acquisitions or disposals of assets, entering into of Treasury Transactions or Joint Ventures or the incurring or permitting to subsist of Financial Indebtedness, and, subject to the Priority Agreement any payment in respect of Subordinated Debt) conducted in the ordinary course of day-to-day business on arm’s length terms;
(g)
any transaction contractually committed on or before the date of this Agreement and disclosed to the Agent prior to the date of this Agreement; or
(h)
any transaction that is permitted under this Agreement.

“Priority Agreement” means the priority agreement dated on or around the date of this Agreement between, amongst others, the Agent, the Global Security Agent, the KSA Security Agent and the Parent.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding USD 10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Quasi-Security” has the meaning given to that term in Clause 21.12 (Negative Pledge).

“Quotation Day” means, in relation to any period for which an interest rate is to be determined:

(a)
subject to paragraph (b) below, two US Government Securities Business Days before the first day of that period (unless market practice differs in the relevant syndicated loan market, in which case the Quotation Day will be determined by the Agent in accordance with that market practice (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)); or

(b)
if the Reference Rate is, or is based on, the Central Bank Rate, two US Government Securities Business Days before the first day of that period.

“Receiver” means a receiver or receiver and manager or administrative receiver of the whole or any part of the Secured Property.

“Reference Rate” means in relation to any Loan:

(a)
the applicable CME Term SOFR as of the Specified Time and for a period equal in length to the Interest Period of that Loan; or
(b)
as otherwise determined pursuant to Clause 10.1 (Unavailability of CME Term SOFR), and if, in either case, that rate is less than zero, the Reference Rate shall be deemed to be zero.

“Refinancing” has the meaning given to such term in paragraph (a)(i) of Clause 3.1 (Purpose).

“Regulations T, U and X” means, respectively, Regulations T, U and X of the Board of Governors of the Federal Reserve System of the United States.

“Related Fund” in relation to a fund (the “first fund”), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

"Relevant Market" means the market for overnight cash borrowing collateralised by US Government securities.

“Release Condition” means the occurrence of a Listing which does not constitute a Change of Control and where Consolidated Net Leverage at the time of such Listing (calculated pro forma for the application of the proceeds received by the Group to the extent so applied) is equal to or less than 2.50:1, as evidenced in a Compliance Certificate delivered to the Agent, which sets out the applicable Consolidated Net Leverage using, at the sole discretion of the Parent, either:

(a)
the most recent Semi-Annual Financial Statements as at the most recent Semi Annual Date; or
(b)
the most recent quarterly consolidated management accounts of the Group as at the most recent Quarter Date, provided that a copy of such management accounts includes a balance sheet, profit and loss account and cashflow statement and is delivered to the Agent.

“Release Condition Date” means the date on which the Release Condition has been satisfied.

“Relevant Jurisdiction” means, in relation to an Obligor:

(a)
its Original Jurisdiction;
(b)
any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created by it is situated;
(c)
any jurisdiction where it conducts its business; and
(d)
the jurisdiction whose laws govern the perfection of any of the Transaction Security Documents entered into by it.

“Relevant Period” has the meaning given to that term in Clause 20.1 (Financial Definitions).

“Repayment Instalment” means a Repayment Instalment as referred to in paragraph (a) of Clause 6.1 (Repayment of Facility A Loans).

“Repeating Representations” means each of the representations set out in Clause 18.2 (Status) to Clause 18.7 (Governing Law and Enforcement), Clause 18.11 (No Default), Clause 18.19 (Ranking of Transaction Security), Clause 18.21 (Legal and Beneficial Ownership), and Clause 18.27 (Sanctions).

“Reporting Day" means:

(a)
subject to paragraph (b) below, the Quotation Day for the relevant Interest Period; or
(b)
if the Reference Rate is, or is based on the Central Bank Rate, the date falling one Business Day after the Quotation Day for the relevant Interest Period.

“Representative” means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

“Resignation Letter” means a letter substantially in the form set out in Schedule 9 (Form of Resignation Letter).

“Restricted Country” means a country or territory that is, or whose government is, the subject of general export, import, financial, investment or trade embargos by any Sanctions Authority.

“Restricted Party” means any person, entity or other party that is:

(a)
a government of a Restricted Country;
(b)
located, domiciled, incorporated or resident in a Restricted Country;
(c)
the target of any Sanctions or named on any Sanction Lists administered by a Sanctions Authority; or
(d)
owned or controlled by a person, entity or other party referred to in paragraphs (a) to (c) inclusive above;

“Retained Cash” means the aggregate of:

(a)
any Retained Excess Cashflow;
(b)
any Net Cash Proceeds that the Borrower is not required to apply in prepayment including any de minimis amount excluded from prepayment; and
(c)
the net proceeds of any New Shareholder Injection which has not already been spent or otherwise applied as permitted under this Agreement, in each case, to the extent not otherwise taken into account.

“Retained Excess Cashflow” means the aggregate Excess Cash for all Financial Years of the Borrower:

(a)
after deducting any amounts of Retained Excess Cashflow applied as a dividend in accordance with Clause 21.17 (Dividends and Share Redemption) pursuant to paragraph (b) of the definition of "Permitted Distribution" or otherwise applied toward any other purpose in accordance with the terms of this Agreement from time to time; and
(b)
for the avoidance of doubt, including the amount of Cashflow which is not required to be included within the calculation of Excess Cash pursuant to paragraph (a) of the definition of “Excess Cash”.

“Revolving Facility” means the revolving credit facility made available under this Agreement as described in Clause 2 (The Facilities).

“Revolving Facility Commitment” means:

(a)
in relation to an Original Lender, the amount in dollars set opposite its name under the heading “Revolving Facility Commitment” in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Revolving Facility Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase); and
(b)
in relation to any other Lender, the amount in dollars of any Revolving Facility Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase), to the extent not cancelled, reduced or transferred by it under this Agreement.

“Revolving Facility Extended Termination Date” means the date falling 48 Months from the Closing Date.

“Revolving Facility Further Extended Termination Date” means the date falling 60 Months from the Closing Date.

“Revolving Facility Loan” means a loan made or to be made under Revolving Facility or the principal amount outstanding for the time being of that loan.

“Revolving Facility Original Termination Date” means the date falling 36 Months from the Closing Date.

“Revolving Facility Termination Date” means:

(a)
the Revolving Facility Original Termination Date; or
(b)
if the Revolving Facility Original Termination Date is extended pursuant to Clause 2.5 (Extension of Revolving Facility Original Termination Date), the Revolving Facility Extended Termination Date; or
(c)
if the Revolving Facility Extended Termination Date is extended pursuant to Clause 2.6 (Extension of Revolving Facility Extended Termination Date), the Revolving Facility Further Extended Termination Date.

“Rollover Loan” means one or more Revolving Facility Loans:

(a)
made or to be made on the same day that a maturing Revolving Facility Loan is due to be repaid;
(b)
the aggregate amount of which is equal to or less than the amount of the maturing Revolving Facility Loan; and
(c)
made or to be made to the same Borrower for the purpose of refinancing that maturing Revolving Facility Loan.

“Sanctions” means the economic or financial sanctions laws, regulations, trade embargoes or other restrictive measures enacted, administered, implemented and/or enforced from time to time by any of the following (and including through any relevant Sanctions Authority):

(a)
the United Nations;
(b)
the European Union;
(c)
the government of the United States;
(d)
the government of Hong Kong;

(e)
the government of the United Kingdom; and
(f)
the United Arab Emirates.

“Sanctions Authority” means any agency or person which is duly appointed, empowered or authorised to enact, administer, implement and/or enforce Sanctions, including (without limitation):

(a)
the Department of the Treasury’s Office of Foreign Assets Control of the United States (“OFAC”);
(b)
the United States Department of State;
(c)
His Majesty’s Treasury of the United Kingdom;
(d)
the United Nations Security Council;
(e)
the Hong Kong Monetary Authority;
(f)
the European Union (or any of its member states); and
(g)
the Supreme Council, the Supreme Council for National Security and the Cabinet of the United Arab Emirates.

“Sanctions List” means the “Specially Designated Nationals and Blocked Persons” list, the Sectoral Sanctions Identifications List and the List of Foreign Sanctions Evaders maintained by OFAC, the Consolidated List of Financial Sanctions Targets maintained by HMT, or any similar list maintained by, or public announcement of a Sanctions designation made by a Sanctions Authority, each as amended, supplemented or substituted from time to time.

“Secured Obligations” means all obligations at any time due, owing or incurred by the Obligors to any Secured Party under the Finance Documents, whether present or future, actual or contingent (and whether incurred solely or jointly and whether as principal or surety or in some other capacity), including the obligations set out in Clause 29.2 (Parallel Debt (Covenant to pay the Security Agents)) and interest and fees that accrue after the commencement by or against any Obligor or any Affiliate thereof of any proceeding under any US Debtor Relief Laws naming such person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided, that the Secured Obligations shall not include any Excluded Swap Obligations.

“Secured Parties” means each Finance Party from time to time party to this Agreement, any Receiver or Delegate.

“Secured Property” means all of the assets of any Obligor which from time to time are, or are expressed to be, the subject of the Transaction Security.

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Agent” means, as the context requires, the Global Security Agent and/or the KSA Security Agent and “Security Agents” means all of them.

“Selection Notice” means a notice substantially in the form set out in Part 2 of Schedule 3 (Requests and Notices) given in accordance with Clause 9 (Interest Periods) in relation to Facility A.

“Semi Annual Date” has the meaning given to that term in Clause 20.1 (Financial Definitions).

“Semi-Annual Financial Statements” has the meaning given to that term in Clause 19 (Information Undertakings).

"SOFR" means the secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published (before any correction, recalculation or republication by the administrator) by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate.

“Specified Time” means a day or time determined in accordance with Schedule 11 (Timetables).

“Sponsor” means Kingsway Capital Partners Limited.

“Sponsor Affiliate” means the Sponsor, each of its Affiliates, any trust of which the Sponsor or any of its Affiliates is a trustee, any partnership of which the Sponsor or any of its Affiliates is a partner and any trust, fund or other entity which is managed by, or is under the control of, the Sponsor or any of its Affiliates provided that any such trust, fund or other entity which has been established for at least 6 months solely for the purpose of making, purchasing or investing in loans or debt securities and which is managed or controlled independently from all other trusts, funds or other entities managed or controlled by the Sponsor or any of its Affiliates which have been established for the primary or main purpose of investing in the share capital of companies shall not constitute a Sponsor Affiliate.

“Subordinated Debt” has the meaning given to such term in Clause 20.1 (Financial Definitions).

“Subsidiary” means a subsidiary undertaking within the meaning of section 1162 of the Companies Act 2006 and a subsidiary within the meaning of section 1159 of the Companies Act 2006.

“Super Majority Lenders” means a Lender or Lenders whose Commitments aggregate more than 80 per cent. of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 80 per cent. of the Total Commitments immediately prior to that reduction).

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Termination Date” means the Facility A Termination Date or the Revolving Facility Termination Date.

“Total Commitments” means the aggregate of the Total Facility A Commitments and the Total Revolving Facility Commitments, being USD 480,200,000 at the date of this Agreement.

“Total Facility A Commitments” means the aggregate of the Facility A Commitments, being USD 405,200,000 at the date of this Agreement.

“Total Net Debt” has the meaning given to such term in Clause 20.1 (Financial Definitions).

“Total Revolving Facility Commitments” means the aggregate of the Revolving Facility Commitments, being USD 75,000,000 at the date of this Agreement.

“Trade Instruments” means any performance bonds, advance payment or similar bonds or guarantees issued in respect of the obligations of any member of the Group arising in the ordinary course of trading of that member of the Group including, without limitation, guarantees issued in relation to customs and excise obligations of the Group.

“Transaction Security” means the Security created or expressed to be created in favour of a Security Agent pursuant to the Transaction Security Documents.

“Transaction Security Documents” means each of the documents listed as being a Transaction Security Document in paragraph 2(e) of Part 1 (Conditions Precedent) of Schedule 2 (Conditions), paragraph 2(b) of Part 2 (Conditions Subsequent) of Schedule 2 (Conditions) and any document required to be delivered to the Agent under paragraph 14 of Part 3 of Schedule 2 (Conditions) or under paragraph (b) of Clause 21.22 (Guarantors), together with any other document entered into by any Obligor creating or expressed to create any Security over all or any part of its assets in respect of the obligations of any of the Obligors under any of the Finance Documents.

“Transfer Certificate” means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and the Borrower.

“Transfer Date” means, in relation to an assignment or a transfer, the later of:

(a)
the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and
(b)
the date on which the Agent executes the relevant Assignment Agreement or Transfer Certificate.

“Treasury Transactions” means any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price.

“UAE” means the United Arab Emirates.

“Unfunded Pension Liability” means the excess of an Employee Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Employee Plan’s assets, determined in accordance with the assumptions used for funding the Employee Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unpaid Sum” means any sum due and payable but unpaid by an Obligor under the Finance Documents.

“UK Obligor” means any Obligors incorporated in England and Wales.

“US” and “United States” means the United States of America, its territories, possessions and other areas subject to the jurisdiction of the United States of America.

“US Bankruptcy Law” means Title 11 of the United States Code entitled “Bankruptcy” as now or hereafter in effect, or any successor statute.

“US Debtor Relief Laws” means the US Bankruptcy Law and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, judicial management or similar debtor relief laws of the United States from time to time in effect and affecting the rights of creditors generally.

"US Government Securities Business Day" means any day other than:

(a)
a Saturday or a Sunday; and
(b)
a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US Government securities.

“US Guarantor” means a Guarantor created or organised under the laws of the United States, any state or territory thereof or the District of Columbia.

“US Obligor” means an Obligor organised under the laws of the United States, any state or territory thereof or the District of Columbia.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“Utilisation” means a Loan.

“Utilisation Date” means the date of a Utilisation, being the date on which the relevant Loan is to be made.

“Utilisation Request” means a notice substantially in the relevant form set out in Part 1 of Schedule 3 (Requests and Notices).

“VAT” means:

(a)
any value added tax imposed by the Value Added Tax Act 1994, as may be amended or substituted from time to time;
(b)
any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and
(c)
any other tax of a similar nature, whether imposed in the United Kingdom or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) or (b) above, or imposed elsewhere.

“Working Capital” means, on any date, Current Assets less Current Liabilities.

1.2.
Construction
(a)
Unless a contrary indication appears a reference in this Agreement to:
(i)
the “Agent”, the “Initial Mandated Lead Arrangers”, the “Lead Bookrunner”, the “Bookrunner”, any “Arranger”, any “Finance Party”, the “Global Security Agent”, any “Hedge Counterparty”, the “KSA Security Agent”, any “Lender”, any “Obligor”, any “Party”, any “Secured Party”, any “Security Agent” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents and, in the case of a Security Agent, any person for the time being appointed as Security Agent or Security Agents in accordance with the Finance Documents and, in the case of the Parent following the occurrence of the Listco Reorg, Listco;
(ii)
a document in “agreed form” is a document which is previously agreed in writing by or on behalf of the Borrower and the Agent or, if not so agreed, is in the form specified by the Agent;

(iii)
“assets” includes present and future properties, revenues and rights of every description;
(iv)
a “director” includes any statutory legal representative(s) of a person pursuant to the laws of its jurisdiction of incorporation;
(v)
a “disposal” includes any sale, transfer, grant, lease, licence or other disposal, whether voluntary or involuntary, and “dispose” will be construed accordingly;
(vi)
a “Finance Document” or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended, replaced or restated;
(vii)
a “group of Lenders” includes all the Lenders;
(viii)
“guarantee” means (other than in Clause 17 (Guarantee and Indemnity)) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;
(ix)
“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;
(x)
a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);
(xi)
“pro forma effect”, “pro forma basis” and similar terms when used with respect to any Financial Indebtedness or available undrawn commitments (for the avoidance of doubt, excluding under this Agreement as at the date of this Agreement) relating to any indebtedness incurred or established shall mean that the relevant calculation shall be made assuming the incurrence in full of:
(A)
such Financial Indebtedness and any such available undrawn commitments for Financial Indebtedness; and
(B)
any available undrawn commitments with respect to the Financial Indebtedness concurrently or previously established by reference to the same basket, cap or ratio, in full and after the application of the proceeds of such Financial Indebtedness and such available undrawn commitments, but excluding the cash proceeds thereof;
(xii)
a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;
(xiii)
a “sub-participation” includes a sub-participation (whether risk or funded) or other agreement or arrangement having a substantially similar economic effect in relation to a Facility by a Lender of or in relation to any of its rights or obligations under, or its legal, beneficial or economic interest in relation to, the relevant Facility and/or Finance Documents to a counterparty, and “sub-participant” shall be construed accordingly;

(xiv)
the awareness of the Borrower or any member of the Group shall be limited to the actual awareness of the Borrower or that member of the Group at the relevant time having made due and careful enquiry;
(xv)
any matter or circumstance being permitted is to be construed as a reference to any matter or circumstance which is not expressly prohibited; and
(xvi)
a provision of law is a reference to that provision as amended or re-enacted from time to time; and
(xvii)
a time of day is a reference to London time.
(b)
The determination of the extent to which a rate is “for a period equal in length” to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement.
(c)
Section, Clause and Schedule headings are for ease of reference only.
(d)
Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.
(e)
A Default (including an Event of Default) is “continuing” if it has not been remedied or waived.
(f)
Solely for the purposes of the “permitted” definitions in Clause 1.1 (Definitions), until the date by which such entities accede or (if earlier) are required to accede as Guarantors pursuant to Clause 21.22 (Guarantors), such Material Companies and other members of the Group that are intending (as requested pursuant to paragraph (b) of Clause 27.2 (Additional Guarantors)) or are required to accede as Guarantors shall be deemed to be Obligors provided that no Material Company or other member of the Group which will not accede to this Agreement as a Guarantor as a result of the Agreed Security Principles shall be deemed to be an Obligor.
(g)
For all purposes under the Finance Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws):
(i)
if any asset, right, obligation or liability of any person becomes the asset, right, obligation or liability of a different person, then it shall be deemed to have been transferred from the original Person to the subsequent Person; and
(ii)
if any new person comes into existence, such new person shall be deemed to have been organised on the first date of its existence by the holders of its shares at such time.
(h)
A reference in this Agreement to a page or screen of an information service displaying a rate shall include:
(i)
any replacement page of that information service which displays that rate; and
(ii)
the appropriate page of such other information service which displays that rate from time to time in place of that information service, and, if such page or service ceases to be available, shall include any other page or service displaying that rate specified by the Agent after consultation with the Borrower.

(i)
A reference in this Agreement to a Central Bank Rate shall include any successor rate to, or replacement rate for, that rate.
(j)
A reference in this Agreement to a "liquidator", "receiver", "administrative receiver", or "administrator" includes, without limitation, the Viscount of the Royal Court of Jersey, Autorisés or any other person performing the same function of each of the foregoing in Jersey.
1.3.
Currency Symbols and Definitions

“USD”, “$” and “dollars” denote the lawful currency of the United States.

1.4.
Third Party Rights
(a)
Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or enjoy the benefit of any term of this Agreement.
(b)
Notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.
1.5.
No Investor Recourse

No Finance Party will have any recourse to any Investor that is not party to a Finance Document (and to the extent an Investor is a party to a Finance Document there shall only be recourse to the extent of its liability under the terms of such Finance Document) in respect of any term of any Finance Document, any statements by Investors, or otherwise.

1.6.
Personal Liability

Where any natural person gives a certificate or other document or otherwise gives a representation or statement on behalf of any of the parties to the Finance Documents pursuant to any provision thereof and such certificate or other document, representation or statement proves to be incorrect, the individual shall incur no personal liability in consequence of such certificate, other document, representation or statement being incorrect save where such individual acted fraudulently in giving such certificate, other document, representation or statement (in which case any liability of such individual shall be determined in accordance with applicable law) and each such individual may rely on this Clause 1.6 subject to Clause 1.4 (Third Party Rights) and the provisions of the Third Parties Act.

Section 2

The Facilities

2.
The Facilities
2.1.
The Facilities

Subject to the terms of this Agreement, the Lenders make available to the Borrower:

(a)
a USD term loan facility in an aggregate amount equal to the Total Facility A Commitments; and
(b)
a USD revolving credit facility in an aggregate amount equal to the Total Revolving Facility Commitments.
2.2.
Increase
(a)
The Borrower may by giving prior notice to the Agent by no later than the date falling 20 Business Days after the effective date of a cancellation of:
(i)
the Available Commitments of a Defaulting Lender in accordance with Clause 7.8 (Right of Cancellation in Relation to a Defaulting Lender); or
(ii)
the Commitments of a Lender in accordance with:
(A)
Clause 7.1 (Illegality); or
(B)
Paragraph (a) of Clause 7.7 (Right of Cancellation and Repayment in Relation to a Single Lender), request that the Commitments relating to any Facility be increased (and the Commitments relating to that Facility shall be so increased) in an aggregate amount in dollars of up to the amount of the Available Commitments or Commitments relating to that Facility so cancelled as follows:
(C)
the increased Commitments will be assumed by one or more Eligible Institutions (each an “Increase Lender”) each of which confirms in writing (whether in the relevant Increase Confirmation or otherwise) its willingness to assume and does assume all the obligations of a Lender corresponding to that part of the increased Commitments which it is to assume, as if it had been an Original Lender in respect of those Commitments;
(D)
each of the Obligors and any Increase Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and the Increase Lender would have assumed and/or acquired had the Increase Lender been an Original Lender in respect of that part of the increased Commitments which it is to assume;
(E)
each Increase Lender shall become a Party as a “Lender” and any Increase Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Increase Lender and those Finance Parties would have assumed and/or acquired had the Increase Lender been an Original Lender in respect of that part of the increased Commitments which it is to assume;
(F)
the Commitments of the other Lenders shall continue in full force and effect; and

(G)
any increase in the Commitments relating to a Facility shall, subject to the conditions set out in paragraphs (d) and (e) below, take effect on the date specified by the Parent in the notice referred to above or any later date on which the Agent executes an otherwise duly completed Increase Confirmation delivered to it by the relevant Increase Lender.
(b)
The Agent shall, subject to paragraph (c) below, as soon as reasonably practicable after receipt by it of a duly completed Increase Confirmation appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Increase Confirmation.
(c)
The Agent shall only be obliged to execute an Increase Confirmation delivered to it by an Increase Lender once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assumption of the increased Commitments by that Increase Lender. The Agent shall promptly notify the Increase Lender and the Borrower upon being so satisfied.
(d)
An increase in the Commitments relating to a Facility will only be effective if, in relation to an Increase Lender which is not already a party to the Priority Agreement, that Increase Lender enters into the documentation required for it to accede as a party to the Priority Agreement.
(e)
Each Increase Lender, by executing the Increase Confirmation, confirms (for the avoidance of doubt) that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the increase becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as it would have been had it been an Original Lender.
(f)
Unless the Agent agrees otherwise or the increased Commitment is assumed by an existing Lender, the Parent shall, on the date upon which the increase takes effect, pay to the Agent (for its own account) a fee of USD 5,000 and the Parent shall promptly on demand pay the Agent and the Security Agent the amount of all costs and expenses (including legal fees) reasonably incurred by either of them and, in the case of the Security Agent, by any Receiver or Delegate in connection with any increase in Commitments under this Clause 2.2.
(g)
The Borrower may pay to the Increase Lender a fee in the amount and at the times agreed between the Borrower and the Increase Lender in a Fee Letter.
(h)
Neither the Agent nor any Lender shall have any obligation to find an Increase Lender and in no event shall any Lender whose Commitment is replaced by an Increase Lender be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents.
(i)
Clause 24.5 (Limitation of Responsibility of Existing Lenders) shall apply mutatis mutandis in this Clause 2.2 in relation to an Increase Lender as if references in that Clause to:
(i)
an “Existing Lender” were references to all the Lenders immediately prior to the relevant increase;
(ii)
the “New Lender” were references to that “Increase Lender”; and
(iii)
a “re-transfer” and “re-assignment” were references to respectively a “transfer” and “assignment”.

2.3.
Finance Parties’ Rights and Obligations
(a)
The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.
(b)
The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by an Obligor which relates to a Finance Party’s participation in a Facility or its role under a Finance Document (including any such amount payable to the Agent on its behalf) is a debt owing to that Finance Party by that Obligor.
(c)
A Finance Party may, except as specifically provided in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents.
2.4.
Obligors’ Agent
(a)
Each Obligor (other than the Parent) by its execution of this Agreement or an Accession Deed irrevocably appoints the Parent (including for the avoidance of doubt, Listco on the date that it becomes the Parent) (acting through one or more authorised signatories), to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:
(A)
the Parent on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and
(B)
each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Parent, and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including, without limitation, any Utilisation Requests) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.
(b)
Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors’ Agent or given to the Obligors’ Agent under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligors’ Agent and any other Obligor, those of the Obligors’ Agent shall prevail.

2.5.
Extension of Revolving Facility Original Termination Date
(a)
The Parent may request that the Revolving Facility Original Termination Date be extended to the Revolving Facility Extended Termination Date by notice in writing to the Agent (such notice being the “Extension Request”) not less than 90 days prior to the Revolving Facility Original Termination Date.
(b)
The Agent shall deliver a copy of the Extension Request promptly on receipt to the Lenders.
(c)
The Lenders with a Revolving Facility Commitment shall confirm their decision in respect of the matters set out in the Extension Request to the Agent not less than 30 days prior to the Revolving Facility Original Termination Date.
(d)
The Revolving Facility Original Termination Date shall only be extended to the Revolving Facility Extended Termination Date if all of the Lenders with a Revolving Facility Commitment agree.
(e)
The Agent shall notify the Parent and the Lenders promptly following the decision of the Lenders with a Revolving Facility Commitment in respect of the Extension Request.
2.6.
Extension of Revolving Facility Extended Termination Date
(a)
If the Revolving Facility Original Termination Date is extended to the Revolving Facility Extended Termination Date pursuant to Clause 2.5 (Extension of Revolving Facility Original Termination Date), the Parent may request that the Revolving Facility Extended Termination Date be extended to the Revolving Facility Further Extended Termination Date by notice in writing to the Agent (such notice being the “Further Extension Request”) not less than 90 days prior to the Revolving Facility Extended Termination Date.
(b)
The Agent shall deliver a copy of the Further Extension Request promptly on receipt to the Lenders.
(c)
The Lenders with a Revolving Facility Commitment shall confirm their decision in respect of the matters set out in the Further Extension Request to the Agent not less than 30 days prior to the Revolving Facility Extended Termination Date.
(d)
The Revolving Facility Extended Termination Date shall only be extended to the Revolving Facility Further Extended Termination Date if all of the Lenders with a Revolving Facility Commitment agree.
(e)
The Agent shall notify the Borrower and the Lenders promptly following the decision of the Lenders with a Revolving Facility Commitment in respect of the Further Extension Request.
3.
Purpose
3.1.
Purpose
(a)
The Borrower shall apply amounts borrowed by it under Facility A as follows:
(i)
to discharge and/or refinance certain existing indebtedness of the Group outstanding under the Existing Facilities Agreement (the “Refinancing”); and
(ii)
to pay any fees, costs and expenses (including redemption premium, breakage costs, interest, original issue discount, upfront fees, deferred consideration and taxes) incurred in connection with any of the Refinancing, the Facilities and/or in connection with the payment of the Deferred Consideration; and / or
(iii)
towards payment (in one or more instalments) of the Deferred Consideration.
(b)
The Borrower shall apply amounts borrowed by it under Revolving Facility as follows:
(i)
the general corporate purposes and/or working capital requirements of the Group (including, without limitation, the financing or refinancing of any other financial indebtedness of the Group, any capital expenditure, any permitted acquisitions, investments, joint ventures, restructuring costs, operational restructurings and reorganisation requirements of the Group); and/or
(ii)
any required arrangement, up-front or other fees and any interest accruing under the documents relating to the Refinancing or any other debt document or any other fees, costs and expenses.
3.2.
Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4.
Conditions of Utilisation
4.1.
Initial Conditions Precedent
(a)
The Lenders will only be obliged to comply with Clause 5.4 (Lenders’ Participation) in relation to any Utilisation if on or before the Utilisation Date for that Utilisation, the Agent has received all of the documents and other evidence listed in Part 1 of Schedule 2 (Conditions) in form and substance satisfactory to the Agent (acting on the instructions of the Majority Lenders (acting reasonably)). The Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.
(b)
Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.
4.2.
Further Conditions Precedent

Subject to Clause 4.1 (Initial Conditions Precedent), the Lenders will only be obliged to comply with Clause 5.4 (Lenders’ Participation) in relation to a Utilisation if, on the date of the Utilisation Request and on the proposed Utilisation Date:

(a)
in the case of a Rollover Loan, no Declared Default is continuing or would result from the proposed Loan and, in the case of any other Loan, no Event of Default is continuing or would result from the proposed Utilisation; and
(b)
in relation to any Utilisation on the Closing Date, all the representations and warranties in Clause 18 (Representations) or, in relation to any other Utilisation, the Repeating Representations to be made by each Obligor are true in all material respects.

4.3.
Maximum Number of Utilisations

The Borrower may not deliver a Utilisation Request if as a result of the proposed Utilisation:

(a)
two or more Facility A Loans would be outstanding; or
(b)
eight or more Revolving Facility Loans would be outstanding.

Section 3

Utilisation

5.
Utilisation
5.1.
Delivery of a Utilisation Request

The Borrower may utilise a Facility by delivery to the Agent of a duly completed Utilisation Request not later than the Specified Time.

5.2.
Completion of a Utilisation Request
(a)
Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:
(i)
it identifies the Facility to be utilised;
(ii)
the proposed Utilisation Date is a Business Day within the Availability Period applicable to that Facility;
(iii)
the currency and amount of the Utilisation comply with Clause 5.3 (Currency and Amount); and
(iv)
the proposed Interest Period complies with Clause 9 (Interest Periods).
(b)
Only one Loan may be requested in each Utilisation Request.
5.3.
Currency and Amount
(a)
The currency specified in a Utilisation Request must be dollars.
(b)
The amount of the proposed Loan must be a minimum of USD 3,000,000 for Facility A and USD 3,000,000 for the Revolving Facility or in either case, if less, the Available Facility.
5.4.
Lenders’ Participation
(a)
If the conditions set out in this Agreement have been met, and subject to Clause 6.3 (Repayment of Revolving Facility Loans), each Lender shall make its participation in each Loan available by the Utilisation Date through its Facility Office.
(b)
The amount of each Lender’s participation in each Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making the Loan.
(c)
The Agent shall notify each Lender of the amount of each Loan, the amount of its participation in that Loan and, in the case of a Revolving Facility Loan and if different, the amount of that participation to be made available in accordance with Clause 32.1 (Payments to the Agent), in each case by the Specified Time.
5.5.
Cancellation of Commitment
(a)
The Facility A Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period for Facility A.
(b)
The Revolving Facility Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period for Revolving Facility.

5.6.
Limitation on Utilisations

The Revolving Facility may not be utilised unless Facility A has been utilised (but for the avoidance of doubt, the Revolving Facility may be utilised contemporaneously with Facility A, including on the Closing Date).

Section 4

Repayment, Prepayment and Cancellation

6.
Repayment
6.1.
Repayment of Facility A Loans
(a)
The Borrower shall repay the Facility A Loans in instalments by repaying on each Facility A Repayment Date an amount which reduces the amount of outstanding Facility A Loans by an amount equal to the relevant percentage of all the Facility A Loans borrowed by the Borrower as at the close of business in London on the last day of the Availability Period applicable to Facility A as set out in the table below:

Facility A Repayment Date (Months from the Closing Date)	Repayment Instalment (%)
6 Months	2.50
12 Months	2.50
18 Months	5.00
24 Months	5.00
30 Months	8.75
36 Months	8.75
42 Months	12.50
48 Months	12.50
54 Months	12.50
Facility A Termination Date	30.00 (or if different such percentage amount as is required to repay the remaining aggregate outstanding principal amount of all Facility A Loans)
(b)
Without prejudice to the foregoing, the Borrower shall in any event repay the Facility A Loans in full by the Facility A Termination Date.
(c)
The Borrower may not reborrow any part of Facility A which is repaid.
6.2.
Effect of Cancellation and Prepayment on Scheduled Repayments and Reductions
(a)
If the Borrower cancels the whole or any part of any Available Commitment in respect of Facility A in accordance with Clause 7.7 (Right of Cancellation and Repayment in Relation to a Single Lender) or Clause 7.8 (Right of Cancellation in Relation to a Defaulting Lender) or if the Available Commitment of any Lender in respect of Facility A is cancelled under Clause 7.1 (Illegality) or Clause 7.2 (Change of Control) then (other than, in any relevant case, to the extent that any part of the relevant Available Commitment(s) so cancelled is subsequently increased pursuant to Clause 2.2 (Increase)) the amount of the Repayment Instalment for each Facility A Repayment Date falling after that cancellation will reduce pro rata by the amount cancelled.

(b)
If the Borrower cancels the whole or any part of any Available Commitment in respect of Facility A in accordance with Clause 7.4 (Voluntary Cancellation) or if the whole or part of any Commitment in respect of Facility A is cancelled pursuant to Clause 5.5 (Cancellation of Commitment) then the amount of the Repayment Instalment for each Facility A Repayment Date falling after that cancellation will reduce in chronological order by the amount cancelled.
(c)
If any Utilisation in respect of Facility A is repaid or prepaid in accordance with Clause 7.7 (Right of Cancellation and Repayment in Relation to a Single Lender) or Clause 7.1 (Illegality) then, other than to the extent that any part of the relevant Commitment is subsequently increased pursuant to Clause 2.2 (Increase) the amount of the Repayment Instalments for Facility A for each Facility A Repayment Date falling after that repayment or prepayment will reduce pro rata by the amount of the Facility A Loan repaid or prepaid.
(d)
If any Utilisation in respect of Facility A is prepaid in accordance with Clause 7.3 (Disposal Proceeds) or Clause 7.5 (Voluntary Prepayment of Facility A Loans) then the amount of the Repayment Instalment for each Facility A Repayment Date falling after that prepayment will reduce in inverse chronological order by the amount of the Facility A Loan prepaid.
6.3.
Repayment of Revolving Facility Loans
(a)
The Borrower shall repay each Revolving Facility Loan on the last day of its Interest Period.
(b)
Without prejudice to the Borrower’s obligation under paragraph (a) above, if:
(i)
one or more Revolving Facility Loans are to be made available to the Borrower:
(A)
on the same day that a maturing Revolving Facility Loan is due to be repaid by the Borrower; and
(B)
in whole or in part for the purpose of refinancing the maturing Revolving Facility Loan; and
(ii)
the proportion borne by each Lender’s participation in the maturing Revolving Facility Loan to the amount of that maturing Revolving Facility Loan is the same as the proportion borne by that Lender’s participation in the new Revolving Facility Loans to the aggregate amount of those new Revolving Facility Loans, the aggregate amount of the new Revolving Facility Loans shall, unless the Borrower notifies the Agent to the contrary in the relevant Utilisation Request, be treated as if applied in or towards repayment of the maturing Revolving Facility Loan so that:

(A)
if the amount of the maturing Revolving Facility Loan exceeds the aggregate amount of the new Revolving Facility Loans:
(A)
the Borrower will only be required to make a payment under Clause 32.1 (Payments to the Agent) in an amount equal to that excess; and

(B)
each Lender’s participation in the new Revolving Facility Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender’s participation in the maturing Revolving Facility Loan and that Lender will not be required to make a payment under Clause 32.1 (Payments to the Agent) in respect of its participation in the new Revolving Facility Loans; and
(B)
if the amount of the maturing Revolving Facility Loan is equal to or less than the aggregate amount of the new Revolving Facility Loans:
(A)
the Borrower will not be required to make a payment under Clause 32.1 (Payments to the Agent); and
(B)
each Lender will be required to make a payment under Clause 32.1 (Payments to the Agent) in respect of its participation in the new Revolving Facility Loans only to the extent that its participation in the new Revolving Facility Loans exceeds that Lender’s participation in the maturing Revolving Facility Loan and the remainder of that Lender’s participation in the new Revolving Facility Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender’s participation in the maturing Revolving Facility Loan.
(c)
Without prejudice to the foregoing, the Borrower shall in any event repay, on the Revolving Facility Termination Date, any Revolving Facility Loan which is still outstanding on that date.
7.
Prepayment and Cancellation
7.1.
Illegality

If, in any applicable jurisdiction, at any time, it becomes unlawful for a Lender to perform any of its obligations as contemplated by this Agreement or to fund, issue or maintain its participation in any Loan or at any time it becomes unlawful for any Affiliate of a Lender for that Lender to do so:

(a)
that Lender shall promptly notify the Agent upon becoming aware of that event;
(b)
upon the Agent notifying the Borrower, each Available Commitment of that Lender will be immediately cancelled; and
(c)
to the extent that the Lender’s participation has not been transferred pursuant to Clause 39.6 (Replacement of Lender), the Borrower shall repay that Lender’s participation in the Loans made to that Borrower on the last day of the Interest Period for each Loan occurring after the Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender’s corresponding Commitment(s) shall be cancelled in the amount of the participations repaid.

7.2.
Change of Control
(a)
If a Change of Control occurs:
(i)
the Parent shall promptly notify the Agent upon becoming aware of the Change of Control;
(ii)
the Agent shall in turn promptly notify the Lenders of the Change of Control;
(iii)
a Lender shall not be obliged to fund any Utilisation; and
(iv)
if a Lender so requires and notifies the Agent within 30 Business Days of receiving notice from the Agent of the Change of Control, the Agent shall, by not less than 5 Business Days’ notice to the Borrower, cancel the Commitment of that Lender and declare the participation of that Lender in all outstanding Loans, together with accrued interest and all other amounts accrued under the Finance Documents to that Lender, due and payable, at which time the Commitment of that Lender will be cancelled and all such outstanding amounts will become due and payable.
(b)
For the purpose of paragraph (a) above “Change of Control” means:
(i)
Pre-Listing: At any time prior to the occurrence of a Listing:
(A)
any person or group of related persons (other than one or more of the Initial Investors) becoming the ‘beneficial owner’, directly or indirectly of more than 50% of the total voting stock of the Parent; or
(B)
the Sponsor ceasing to:
(A)
own directly or indirectly at least 41.1 per cent. of the issued share capital in the Parent; or
(B)
control the board of directors of the Parent; or
(C)
be the direct or indirect shareholder of the Parent which owns (directly or indirectly) the highest percentage of issued share capital in the Parent; or
(C)
at any time prior to the completion of the Permitted Reorganisation, the Parent ceasing to own:
(A)
directly at least 100 per cent. of the issued share capital of Advanced Inhalation Rituals Holdco Limited; or
(B)
indirectly at least 100 per cent. of the issued share capital of the Borrower;
(D)
at any time after the completion of the Permitted Reorganisation, the Parent ceasing to own, directly at least 100 per cent. of the issued share capital of the Borrower; or
(E)
the sale (other than by way of merger, consolidation or other business combination transaction) of all or substantially all of the assets of the Group to another person which is not an Obligor.

(ii)
Post-Listing: At any time following the occurrence of a Listing:
(A)
any person or group of related persons (other than the Sponsor and its affiliates) becoming the ‘beneficial owner’, directly/indirectly of more than 30% of the total voting stock of the Parent;
(B)
at any time prior to the completion of the Permitted Reorganisation, the Parent ceasing to own:
(A)
directly, at least 100 per cent. of the issued share capital of the Initial Parent; or
(B)
indirectly, at least 100 per cent. of the issued share capital of the Borrower;
(C)
at any time after the completion of the Permitted Reorganisation, the Parent ceasing to own, directly at least 100 per cent. of the issued share capital of the Borrower; or
(D)
the sale (other than by way of merger, consolidation or other business combination transaction) of all or substantially all of the assets of the Group to another person which is not an Obligor.
(c)
For the purpose of this Clause 7.2, “control” of a board of directors of the Parent means:
(i)
the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:
(A)
cast, or control the casting of, more than one-half (at any time prior to the occurrence of a Listing) or 30 per cent. (at any time after the occurrence of a Listing) of the maximum number of votes that might be cast at a general meeting of the Parent;
(B)
appoint or remove all, or the majority, of the directors or other equivalent officers of the Parent; or
(A)
give directions with respect to the operating and financial policies of the Parent with which the directors or other equivalent officers of the Parent are obliged to comply.
7.3.
Disposal Proceeds
(a)
For the purposes of this Clause 7.3:

“Disposal” means a sale, lease, licence, transfer, loan or other disposal by a person of any asset, undertaking or business (whether incurred in connection with Cash Pooling Arrangements or by a voluntary or involuntary single transaction or series of transactions).

“Disposal Proceeds” means the Net Cash Proceeds received by any member of the Group for any Disposal made by any member of the Group, other than in respect of a Disposal falling under paragraphs, (b) to (u) (inclusive), (other than in request of a Disposal made pursuant to paragraph (f) or (g) of the definition of “Permitted Transaction” and unless the Majority Lenders provide their consent conditional upon the Net Cash proceeds received by the Group from any such Disposal being applied in prepayment of the Facility) or (w) to (x) (inclusive) of the definition of Permitted Disposal and excluding all Excluded Disposal Proceeds.

“Excluded Disposal Proceeds” means the Net Cash Proceeds of any Disposal which:

(i)
are, or are to be, applied by a member of the Group towards reinvestment in the business of the Group, if those proceeds are (i) so applied within 18 Months of receipt or (ii) designated by the Borrower for application or committed to be applied within 18 Months of receipt and actually applied within 24 Months of receipt (or in each case such longer period as the Majority Lenders may agree); or
(ii)
are received in respect of an individual Disposal in an aggregate amount equal to or less than USD 5,000,000 (or its currency equivalent).
(b)
The Borrower shall prepay Facility A Loans in an amount equal to the amount of Disposal Proceeds in the times contemplated by Clause 7.9 (Application of Mandatory Prepayments and Cancellations).
7.4.
Voluntary Cancellation

At any time after the Closing Date, the Borrower may, if it gives the Agent not less than 5 Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of USD 1,000,000) of an Available Facility. Any cancellation under this Clause 7.4 shall reduce the Commitments of the Lenders rateably under that Facility.

7.5.
Voluntary Prepayment of Facility A Loans
(a)
The Borrower may, if it gives the Agent not less than 5 Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of a Facility A Loan (but, if in part, being an amount that reduces the Facility A Loan by a minimum amount of USD 1,000,000).
(b)
A Facility A Loan may only be prepaid after the last day of the Availability Period for Facility A (or, if earlier, the day on which the applicable Available Facility is zero).
7.6.
Voluntary Prepayment of Revolving Facility Loans
(a)
Subject to paragraph (b) below, the Borrower may, if it gives the Agent not less than 5 Business Days’ (or such shorter period as the Majority Lenders and the Agent may agree) prior notice, prepay the whole or any part of any Revolving Facility Loan (but, if in part, being an amount that reduces the amount of the Revolving Facility Loan by a minimum amount of USD 1,000,000).
(b)
The Borrower may not exercise its rights under this Clause 7.6 to prepay a Revolving Facility Loan on a day which is not the last day of an Interest Period applicable to that Loan more than two times in any calendar year. There is no restriction on the number of times the Borrower may exercise its rights under this Clause 7.6 to prepay a Revolving Facility Loan on the last day of an Interest Period.
7.7.
Right of Cancellation and Repayment in Relation to a Single Lender
(a)
If:
(i)
any sum payable to any Lender by an Obligor is required to be increased under paragraph (c) of Clause 12.2 (Tax Gross-Up); or
(ii)
any Lender claims indemnification from the Borrower or an Obligor under Clause 12.3 (Tax Indemnity) or Clause 13.1 (Increased Costs),

the Borrower may, whilst the circumstance giving rise to the requirement for that increase or indemnification continues, give the Agent notice of cancellation of the Commitment(s) of that Lender and its intention to procure the repayment of that Lender’s participation in the Utilisations or give the Agent notice of its intention to replace that Lender in accordance with paragraph (c) below.

(b)
On receipt of a notice referred to in paragraph (a) above in relation to a Lender, the Commitment(s) of that Lender shall immediately be reduced to zero.
(c)
On the last day of each Interest Period which ends after the Borrower has given notice under paragraph (a) above in relation to a Lender (or, if earlier, the date specified by the Borrower in that notice), either (i) the Borrower shall repay that Lender’s participation in that Utilisation together with all interest and other amounts accrued under the Finance Documents or (ii) the Borrower may, on 15 Business Days’ prior notice to the Agent and the Lender, replace that Lender by requiring that Lender to (and, to the extent permitted by law, that Lender shall, transfer pursuant to Clause 24 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity selected by the Borrower which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 24 (Changes to the Lenders) for a purchase price in cash or other cash payment payable at the time of the transfer equal to the outstanding principal amount of such Lender’s participation in the outstanding Loans and all accrued interest, Break Costs and other amounts payable in relation thereto under the Finance Documents, provided that no such transfer shall be required to be made by the Lender until the completion by it of all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to such transfer, the completion of which the relevant Lender shall promptly notify to the Agent).
(d)
A lender shall perform its “know your customer” and other similar checks referred to in paragraph (c) above as soon as reasonably practicable following delivery of a notice by the Borrower referred to in paragraph (a) above and shall notify the Agent and the Borrower promptly upon being satisfied that it has complied with those checks.
7.8.
Right of Cancellation in Relation to a Defaulting Lender
(a)
If any Lender becomes a Defaulting Lender, the Borrower may, at any time whilst the Lender continues to be a Defaulting Lender, give the Agent 5 Business Days’ notice of cancellation of each Available Commitment of that Lender.
(b)
On the notice referred to in paragraph (a) above becoming effective, each Available Commitment of the Defaulting Lender shall immediately be reduced to zero.
(c)
The Agent shall as soon as practicable after receipt of a notice referred to in paragraph (a) above, notify all the Lenders.
7.9.
Application of Mandatory Prepayments and Cancellations
(a)
Subject to paragraph (b) and (c) below, in the case of any prepayment under Clause 7.3 (Disposal Proceeds), the Borrower shall prepay Facility A Loans promptly upon receipt by any member of the Group of those proceeds and in any event within five Business Days of such receipt.

(b)
Subject to paragraph (c) below, the Borrower may elect that any prepayment under Clause 7.3 (Disposal Proceeds) be applied in prepayment of a Facility A Loan on the last day of the Interest Period relating to that Facility A Loan. If the Borrower makes that election then a proportion of the Facility A Loan equal to the amount of the relevant prepayment will be due and payable on the last day of its Interest Period.
(c)
If the Borrower has made an election under paragraph (b) above but a Default has occurred and is continuing, that election shall no longer apply and a proportion of the Facility A Loan in respect of which the election was made equal to the amount of the relevant prepayment shall be immediately due and payable (unless the Majority Lenders otherwise agree in writing).
7.10.
Excluded Proceeds

Where Excluded Disposal Proceeds include amounts which are intended to be used for a specific purpose within a specified period (as set out in the definition of Excluded Disposal Proceeds), the Parent shall ensure that those amounts are used for that purpose and, if requested by the Agent, shall promptly deliver a certificate to the Agent at the time of such application and at the end of such period confirming the amount (if any) which has been so applied within the requisite time periods provided for in the definition of Excluded Disposal Proceeds.

7.11.
Restrictions
(a)
Any notice of cancellation or prepayment given by any Party under this Clause 7 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.
(b)
Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, if not made on the last day of an Interest Period, subject to Break Costs, but otherwise without premium or penalty.
(c)
The Borrower may not reborrow any part of Facility A which is prepaid.
(d)
Unless a contrary indication appears in this Agreement, any part of the Revolving Facility which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement.
(e)
The Obligors shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.
(f)
Subject to Clause 2.2 (Increase), no amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.
(g)
If the Agent receives a notice under this Clause 7 it shall promptly forward a copy of that notice to either the Borrower or the affected Lender, as appropriate.
(h)
Any prepayment of a Loan (other than a prepayment pursuant to Clause 7.1 (Illegality), Clause 7.2 (Change of Control) and Clause 7.7 (Right of Cancellation and Repayment in Relation to a Single Lender)) shall be applied pro rata to each Lender’s participation in that Loan.
(i)
If all or part of any Lender’s participation in a Utilisation under a Facility is repaid or prepaid and is not available for redrawing (other than by operation of Clause 4.2 (Further Conditions Precedent)), an amount of that Lender’s Commitment (equal to the amount of the participation which is repaid or prepaid) in respect of that Facility will be deemed to be cancelled on the date of repayment or prepayment.

Section 5

Costs of Utilisation

8.
Interest
8.1.
Calculation of Interest

The rate of interest on each Loan for any day during an Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)
Margin; and
(b)
Reference Rate.
8.2.
Payment of Interest
(a)
The Borrower shall pay accrued interest on a Loan on the last day of each Interest Period.
(b)
If the Compliance Certificate received by the Agent which relates to the relevant Annual Financial Statements shows that:
(i)
a higher Margin should have applied during a certain period, then the Borrower shall promptly pay to the Agent any amounts necessary to put the Agent and the Lenders in the position they would have been in had the appropriate rate of the Margin applied during such period; or
(ii)
a lower Margin should have applied during a certain period, then the Agent shall (in consultation with the Borrower) apply or set-off an amount equal to the aggregate amount of interest overpaid by the Borrower in consequence of the higher Margin having been applied during such period from the relevant amount due and payable by the Borrower to the Agent on the last day of the then current Interest Period, provided that, in each case, only such Lenders who participated in that Loan during such period and remain so at the time of payment shall be paid such lower or higher Margin (as applicable) to the extent of their participation in that Loan during such period.

8.3.
Default Interest
(a)
If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is one per cent. per annum higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this Clause 8.3 shall be immediately payable by the Obligor on demand by the Agent.
(b)
Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

8.4.
Notifications
(a)
The Agent shall, within no less than five Business Days of an Interest Payment being determinable, notify the relevant Lenders and the relevant Borrower of the determination of a rate of interest relating to that Loan or Unpaid Sum.
(b)
This Clause 8.4 shall not require the Agent to make any notification to any Party on a day which is not a Business Day.
9.
Interest Periods
9.1.
Selection of Interest Periods and Terms
(a)
The Borrower may select an Interest Period for a Loan in the Utilisation Request for that Loan or (if the Loan has already been borrowed) in a Selection Notice.
(b)
Each Selection Notice for a Facility A Loan is irrevocable and must be delivered to the Agent by the Borrower not later than the Specified Time.
(c)
If the Borrower fails to deliver a Selection Notice to the Agent in accordance with paragraph (b) above, the relevant Interest Period will, subject to Clause 9.2 (Changes to Interest Periods), be 3 Months.
(d)
Subject to this Clause 9, the Borrower may select an Interest Period of 3 Months or 6 Months with respect to Facility A or 1, 2, 3 or 6 Months with respect to the Revolving Facility or of any other period agreed between the Borrower, the Agent and all the Lenders in relation to the relevant Loan. In addition, the Borrower shall select an Interest Period in relation to Facility A of less than one Month if necessary to ensure that there are sufficient Facility A Loans (with an aggregate amount equal to or greater than the Repayment Instalment) which have an Interest Period ending on a Facility A Repayment Date to make the Repayment Instalment due on that date.
(e)
An Interest Period for a Loan shall not extend beyond the Termination Date applicable to its Facility.
(f)
Each Interest Period for a Facility A Loan shall start on the Utilisation Date or (if already made) on the last day of its preceding Interest Period.
(g)
A Revolving Facility Loan has one Interest Period only.
(h)
No Interest Period for a Loan or Unpaid Sum shall be longer than six Months.
9.2.
Changes to Interest Periods
(a)
Prior to the earlier of:
(i)
the Agent determining the interest rate for a Facility A Loan; and
(ii)
the first day of an Interest Period for a Facility A Loan,

the Agent may shorten an Interest Period for any Facility A Loan to ensure there are sufficient Facility A Loans (in an aggregate amount equal to or greater than the Repayment Instalment) which have an Interest Period ending on a Facility A Repayment Date for the Borrower to make the Repayment Instalment due on that date.

(b)
If the Agent makes any of the changes to an Interest Period referred to in this Clause 9.2, it shall promptly notify the Borrower and the Lenders.

9.3.
Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

10.
Changes to the Calculation of Interest
10.1.
Unavailability of CME Term SOFR
(a)
Interpolated CME Term SOFR: If no CME Term SOFR is available for the Interest Period of a Loan, the applicable Reference Rate shall be the Interpolated CME Term SOFR for a period equal in length to the Interest Period of that Loan.
(b)
Shortened Interest Period: If no CME Term SOFR is available for the Interest Period of a Loan and it is not possible to calculate the Interpolated CME Term SOFR, the Interest Period of that Loan shall (if it is longer than the applicable Fallback Interest Period) be shortened to the applicable Fallback Interest Period and the applicable Reference Rate for that shortened Interest Period shall be determined pursuant to the definition of "Reference Rate".
(c)
Shortened Interest Period and Historic CME Term SOFR: If the Interest Period of a Loan is, after giving effect to paragraph (b) above, either the applicable Fallback Interest Period or shorter than the applicable Fallback Interest Period and, in either case, no CME Term SOFR is available for the Interest Period of that Loan and it is not possible to calculate the Interpolated CME Term SOFR, the applicable Reference Rate shall be the Historic CME Term SOFR for that Loan.
(d)
Shortened Interest Period and Interpolated Historic CME Term SOFR: If paragraph (c) above applies but no Historic CME Term SOFR is available for the Interest Period of the Loan, the applicable Reference Rate shall be the Interpolated Historic CME Term SOFR for a period equal in length to the Interest Period of that Loan.
(e)
Fixed Central Bank Rate: If no CME Term SOFR is available for the Interest Period of a Loan and it is not possible to calculate the Interpolated CME Term SOFR, the Interest Period of that Loan shall (if it is longer than the applicable Fallback Interest Period) be shortened to the applicable Fallback Interest Period and the applicable Reference Rate shall be:
(i)
the percentage rate per annum which is the aggregate of:
(A)
the Central Bank Rate for the Quotation Day; and
(B)
the applicable Central Bank Rate Adjustment; or
(ii)
if the Central Bank Rate for the Quotation Day is not available, the percentage rate per annum which is the aggregate of:
(A)
the most recent Central Bank Rate for a day which is no more than three days before the Quotation Day; and
(B)
the applicable Central Bank Rate Adjustment.

10.2.
Break Costs
(a)
The Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs (if any) attributable to all or any part of that Loan or Unpaid Sum being paid by that Borrower on a day prior to the last day of an Interest Period for that Loan or Unpaid Sum.
(b)
Each Lender shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in respect of which they become, or may become, payable.
11.
Fees
11.1.
Commitment Fee
(a)
The Borrower shall pay to the Agent (for the account of each Lender) a fee in dollars computed at the rate of 30 per cent. of the applicable Margin on that Lender’s Available Commitment under the Revolving Facility for the Availability Period applicable to the Revolving Facility.
(b)
The accrued commitment fee is payable on the last day of each successive period of three Months which ends during the relevant Availability Period, on the last day of the Availability Period and, if cancelled in full, on the cancelled amount of the relevant Lender’s Commitment at the time the cancellation is effective.
11.2.
Arrangement Fee

The Borrower shall pay to the Initial Mandated Lead Arrangers an upfront fee in the amount and at the times agreed in a Fee Letter.

11.3.
Agency Fee

The Borrower shall pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

11.4.
Global Security Agent Fee

The Borrower shall pay to the Global Security Agent (for its own account) an global security agent fee in the amount and at the times agreed in a Fee Letter.

11.5.
KSA Security Agent Fee

The Borrower shall pay to the KSA Security Agent (for its own account) an KSA security agent fee in the amount and at the times agreed in a Fee Letter.

Section 6
Additional Payment Obligations

12.
Tax Gross-Up and Indemnities
12.1.
Definitions

In this Agreement:

"Protected Party" means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

“Qualifying Lender” means a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document and which is:

(a)
a Lender to whom such payment of interest paid by the Company can be made without a Tax Deduction being imposed under the laws of the United Arab Emirates (other than pursuant to a UAE Treaty), including where such payment of interest can be made by the Company to such Lender without a Tax Deduction being imposed by the United Arab Emirates on the basis that the United Arab Emirates does not levy withholding tax on payments of interest to such Lender or levies withholding tax on payments of interest to such Lender at a rate of 0%; or
(b)
a Treaty Lender.

“Tax Credit” means a credit against, relief or remission for, or repayment of any Tax.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

“Tax Payment” means either the increase in a payment made by an Obligor to a Finance Party under Clause 12.2 (Tax Gross-Up) or a payment under Clause 12.3 (Tax Indemnity).

“Treaty Lender” means a Lender which:

(a)
is treated as a resident of a Treaty State for the purposes of the Treaty;
(b)
does not carry on a business in the United Arab Emirates through a permanent establishment with which that Lender’s participation in the Loan is effectively connected; and
(c)
fulfils any conditions which must be fulfilled by that Lender under the Treaty for residents of such Treaty State to obtain full exemption from Tax imposed by the United Arab Emirates on interest, subject to the completion of any procedural formalities.

“Treaty State” means a jurisdiction having a double taxation agreement with the United Arab Emirates (a “UAE Treaty”) which makes provision for full exemption from tax imposed by the United Arab Emirates on interest.

Unless a contrary indication appears, in this Clause 12 a reference to "determines" or "determined" means a determination made in the reasonable discretion of the person making the determination (acting in good faith).

12.2.
Tax Gross-Up
(a)
Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.
(b)
The Parent shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or basis of a Tax Deduction) notify the Agent accordingly other than in relation to the withholding of 5.00 per cent., or less on payments of interest by an Obligor incorporated in the Kingdom of Saudi Arabia to any Finance Party resident outside the Kingdom of Saudi Arabia. Similarly, a Lender shall notify the Agent on becoming so aware in respect of a payment payable to that Lender. If the Agent receives such notification from a Lender it shall notify the Borrower and that Obligor.
(c)
If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.
(d)
A payment shall not be increased under paragraph (c) above by reason of a Tax Deduction on account of Tax imposed by the United Arab Emirates, if on the date on which the payment falls due:
(i)
the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Treaty or any published practice or published concession of any relevant taxing authority; or
(ii)
the relevant Lender is a Treaty Lender and the Obligor making the payment is able to demonstrate that the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under paragraph (g) below.
(e)
If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.
(f)
Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.
(g)
A Lender and the Borrower which makes a payment to which that Lender is entitled shall co-operate in promptly completing or assisting with the completion of any procedural formalities and the provision of information as, in each case, is necessary for the Borrower to obtain authorisation to make that payment without a Tax Deduction.
12.3.
Tax Indemnity
(a)
The Borrower shall (within three Business Days of demand by the Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

(b)
Paragraph (a) above shall not apply:
(i)
with respect to any Tax assessed on a Finance Party:
(A)
under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or
(B)
under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)
to the extent a loss, liability or cost:
(A)
is compensated for by an increased payment under Clause 12.2(Tax Gross-Up);
(B)
would have been compensated for by an increased payment under Clause 12.2 (Tax gross-up) but was not so compensated solely because one of the paragraphs in Clause 12.2(d) (Tax Gross-Up) applied;
(C)
relates to a FATCA Deduction required to be made by a Party; or
(D)
is suffered or incurred with respect to any Bank Levy (or any payment attributable to, or liability arising as a consequence of, a Bank Levy).
(c)
A Protected Party making, or intending to make a claim under paragraph (a) above shall promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the Borrower.
(d)
A Protected Party shall, on receiving a payment from an Obligor under this Clause 12.3, notify the Agent.
12.4.
Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)
a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and
(b)
that Finance Party has obtained and utilised that Tax Credit,

the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

12.5.
Lender Status Confirmation
(a)
Each Lender which is an Additional Lender shall indicate, in the documentation which it executes on becoming a Party as a Lender, and for the benefit of the Agent and without liability to any Obligor, which of the following categories it falls in:
(i)
not a Qualifying Lender;

(ii)
a Qualifying Lender (other than a Treaty Lender); or
(iii)
a Treaty Lender.
(b)
If such Additional Lender fails to indicate its status in accordance with this Clause 12.5 then that Additional Lender shall be treated for the purposes of this Agreement (including by each Obligor) as if it is not a Qualifying Lender until such time as it notifies the Agent which category applies (and the Agent, upon receipt of such notification, shall inform the Borrower). For the avoidance of doubt, the documentation which a Lender executes on becoming a Party as a Lender shall not be invalidated by any failure of an Additional Lender to comply with this Clause 12.5.
12.6.
Stamp Taxes

The Borrower shall pay and, within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability that Secured Party suffers or incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document other than such cost, loss or liability incurred in respect of an assignment, novation, transfer or sub-participation by any Secured Party of any of its rights and/or obligations under any Finance Document (unless (i) such assignment, novation, transfer or sub-participation is entered into at the request of an Obligor or (ii) such assignment, novation transfer or sub-participation is entered into pursuant to Clause 15 (Mitigation).

12.7.
VAT
(a)
All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of that VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party).
(b)
If VAT is or becomes chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “Recipient”) under a Finance Document, and any Party other than the Recipient (the “Relevant Party”) is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):
(i)
(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT payable on that supply; and
(ii)
(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)
Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.
(d)
Any reference in this Clause 12.7 to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term “representative member” to have the same meaning as in the Value Added Tax Act 1994).
(e)
In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party’s VAT registration and such other information as is reasonably requested in connection with such Finance Party’s VAT reporting requirements in relation to such supply.
12.8.
FATCA Information
(a)
Subject to paragraph (c) below, each Party shall, within ten Business Days of a reasonable request by another Party:
(i)
confirm to that other Party whether it is:
(A)
a FATCA Exempt Party; or
(B)
not a FATCA Exempt Party;
(ii)
supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA; and
(iii)
supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime.
(b)
If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.
(c)
Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:
(i)
any law or regulation;
(ii)
any fiduciary duty; or
(iii)
any duty of confidentiality.
(d)
If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (a)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

12.9.
FATCA Deduction
(a)
Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.
(b)
Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Borrower and the Agent and the Agent shall notify the other Finance Parties.
13.
Increased Costs
13.1.
Increased Costs
(a)
Subject to Clause 13.3 (Exceptions), the Borrower shall, within three Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:
(i)
the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation after the date of this Agreement;
(ii)
compliance with any law or regulation made after the date of this Agreement; or
(iii)
the implementation or application of, or compliance with, Basel III or CRD IV or any law or regulation that implements or applies Basel III or CRD IV.
(b)
In this Agreement:
(i)
“Increased Costs” means:
(A)
a reduction in the rate of return from a Facility or on a Finance Party’s (or its Affiliate’s) overall capital;
(B)
an additional or increased cost; or
(C)
a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document;

(ii)
“Basel III” means:
(A)
the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated; and

(B)
the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011 as amended, supplemented or restated; and
(C)
any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”;
(iii)
“CRD IV” means EU CRD IV and UK CRD IV;
(iv)
“EU CRD IV” means:
(A)
Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms; and
(B)
Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC; and
(v)
“UK CRD IV” means:
(A)
Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms as it forms part of domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (the “Withdrawal Act”);
(B)
the law of the United Kingdom or any part of it, which immediately before IP completion day (as defined in the European Union (Withdrawal Agreement) Act 2020) implemented Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC and its implementing measures; and
(C)
direct EU legislation (as defined in the Withdrawal Act), which immediately before IP completion day (as defined in the European Union (Withdrawal Agreement) Act 2020) implemented EU CRD IV as it forms part of domestic law of the United Kingdom by virtue of the Withdrawal Act.
13.2.
Increased Cost Claims
(a)
A Finance Party intending to make a claim pursuant to Clause 13.1 (Increased Costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Borrower.
(b)
Each Finance Party shall, as soon as practicable after a demand by the Agent, provide a certificate confirming the amount of its Increased Costs.

13.3.
Exceptions
(a)
Clause 13.1 (Increased Costs) does not apply to the extent any Increased Cost is:
(i)
attributable to a Tax Deduction required by law to be made by an Obligor;
(ii)
attributable to a FATCA Deduction required to be made by a Party;
(iii)
compensated for by Clause 12.3 (Tax Indemnity) (or would have been compensated for under Clause 12.3 (Tax Indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 12.3 (Tax Indemnity) applied);
(iv)
suffered or incurred with respect to any Bank Levy (or any payment attributable to, or liability arising as a consequence of, a Bank Levy);
(v)
attributable to the implementation or application of, or compliance with, (i) Basel III or CRD IV or any other law or regulation which implements Basel III or CRD IV, or (ii) the Dodd-Frank Act and any requests, rules, guidelines or directives made under, or issued in connection with, the Dodd-Frank Act, in each case to the extent that the relevant Finance Party was aware, or could reasonably be expected to have been aware of such Increased Costs as at the date of this Agreement or, if later, the date it became a Finance Party;
(vi)
attributable to the implementation or application of or compliance with “International Convergence of Capital Measurement and Capital Standards, a Revised Framework” published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement or, if later, the date it became Party to this Agreement (but excluding any amendment arising out of Basel III) (“Basel II”) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates); or
(vii)
attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation.
(b)
In this Clause 13.3 reference to a “Tax Deduction” has the same meaning given to the term in Clause 12.1 (Definitions).
14.
Other Indemnities
14.1.
Currency Indemnity
(a)
If any sum due from an Obligor under the Finance Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:
(i)
making or filing a claim or proof against that Obligor; or
(ii)
obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall as an independent obligation, within three Business Days of demand, indemnify each Secured Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)
Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.
14.2.
Other Indemnities
(a)
The Borrower shall (or shall procure that an Obligor will), within three Business Days of demand, indemnify the Arrangers and each other Secured Party against any cost, loss or liability incurred by it as a result of:
(i)
the occurrence of any Event of Default;
(ii)
a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 31 (Sharing Among the Finance Parties);
(iii)
funding, or making arrangements to fund, its participation in a Utilisation requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or
(iv)
a Utilisation (or part of a Utilisation) not being prepaid in accordance with a notice of prepayment given by the Borrower.
14.3.
Indemnity to the Agent

The Borrower shall promptly indemnify the Agent against:

(a)
any cost, loss or liability incurred by the Agent (acting reasonably) as a result of:
(i)
investigating any event which it reasonably believes is a Default;
(ii)
acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or
(iii)
instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement; and
(b)
any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the Agent’s gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 32.11 (Disruption to Payment Systems etc.) notwithstanding the Agent’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents.
14.4.
Indemnity to the Security Agents
(a)
Each Obligor jointly and severally shall promptly indemnify the Security Agents and every Receiver and Delegate against any cost, fees, loss or liability incurred by any of them as a result of:
(i)
any failure by the Borrower to comply with its obligations under Clause 16 (Costs and Expenses);
(ii)
acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;
(iii)
the taking, holding, protection or enforcement of the Transaction Security;

(iv)
the exercise of any of the rights, powers, discretions, authorities and remedies vested in the Security Agent and each Receiver and Delegate by the Finance Documents or by law;
(v)
any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents; or
(vi)
acting as Security Agent, Receiver or Delegate under the Finance Documents or which otherwise relates to any of the Secured Property (otherwise, in each case, than by reason of the relevant Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful default).
(b)
The Security Agents and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify itself out of the Secured Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 14.4 and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to it.
15.
Mitigation by the Lenders
15.1.
Mitigation
(a)
Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any Facility ceasing to be available or any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), Clause 12 (Tax Gross-Up and Indemnities) or Clause 13 (Increased Costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.
(b)
Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.
15.2.
Limitation of Liability
(a)
The Borrower shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 15.1 (Mitigation).
(b)
A Finance Party is not obliged to take any steps under Clause 15.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.
16.
Costs and Expenses
16.1.
Transaction Expenses

The Borrower shall promptly on demand pay the Agent, the Arrangers and the Security Agents the amount of all costs and expenses (including legal fees and related taxes, subject to any agreed caps) reasonably and properly incurred by any of them (and, in the case of a Security Agent, by any Receiver or Delegate) in connection with the negotiation, preparation, translation, printing, execution, syndication and perfection of:

(a)
this Agreement and any other documents referred to in this Agreement and the Transaction Security; and
(b)
any other Finance Documents executed after the date of this Agreement.

16.2.
Amendment Costs

If:

(a)
an Obligor requests an amendment, waiver or consent; or
(b)
an amendment is required pursuant to Clause 32.9 (Currency of Account);

the Borrower shall, within three Business Days of demand, reimburse each of the Agent and each Security Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by the Agent and each Security Agent (and, in the case of a Security Agent, by any Receiver or Delegate) in responding to, evaluating, negotiating, complying with or implementing that request or requirement.

16.3.
Security Agent’s Management Time and Additional Remuneration
(a)
Any amount payable to a Security Agent under Clause 29.12 (Lenders’ Indemnity to the Security Agent), Clause 14.4 (Indemnity to the Security Agents) and this Clause 16 shall include the cost of utilising a Security Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates agreed between the Borrower and such Security Agent, and is in addition to any other fee paid or payable to the Security Agents, provided that for the avoidance of doubt, no amounts shall be payable under this Clause 16.3 in respect of utilising a Security Agent’s management time and other resource incurred in connection with carrying out the duties of that Security Agent as set out under the Finance Documents (and the Security Agents each acknowledge that such duties are paid for by the fees payable to them in accordance with Clause 11 (Fees)).
(b)
Without prejudice to paragraph (a) above, in the event of:
(i)
a Default;
(ii)
a Security Agent being requested by an Obligor or the Majority Lenders to undertake duties which such Security Agent and the Borrower agree to be of an exceptional nature or outside the scope of the normal duties of a Security Agent under the Finance Documents; or
(iii)
a Security Agent and the Borrower agreeing that it is otherwise appropriate in the circumstances,

the Borrower shall pay to each Security Agent any additional remuneration that may be agreed between them or determined pursuant to paragraph (c) below.

(c)
If such Security Agent and the Borrower fail to agree upon the nature of the duties, or upon the additional remuneration referred to in paragraph (b) above or whether additional remuneration is appropriate in the circumstances, any dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by such Security Agent and approved by the Borrower or, failing approval, nominated (on the application of such Security Agent) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by the Borrower) and the determination of any investment bank shall be final and binding upon the Parties.
16.4.
Enforcement and Preservation Costs

The Borrower shall, within three Business Days of demand, pay to each Secured Party the amount of all costs and expenses (including legal fees) incurred by it in connection with the enforcement of or the preservation of any rights under any Finance Document and the Transaction Security and any proceedings instituted by or against the Security Agent as a consequence of taking or holding the Transaction Security or enforcing these rights.

Section 7
Guarantee

17.
Guarantee and Indemnity
17.1.
Guarantee and Indemnity

Subject in respect of each Guarantor incorporated in the Kingdom of Saudi Arabia to Clause 17.15 (Limitations on Guarantee under the Laws of the Kingdom of Saudi Arabia), each Guarantor irrevocably and unconditionally jointly and severally:

(a)
subject to paragraph (a) of Clause 17.3 (Guarantee Limitation – Excluded Swap Obligations) of this Agreement, guarantees to each Finance Party punctual performance by each other Obligor of all that Obligor’s obligations under the Finance Documents (including, without limitation, all amounts which, but for any US Debtor Relief Law, would become due and payable and all interest accruing after the commencement of any proceeding under a US Debtor Relief Law at the rate provided for in the relevant Finance Document, whether or not allowed in any such proceeding);
(b)
undertakes with each Finance Party that whenever another Obligor does not pay any amount when due (other than Excluded Swap Obligations) under or in connection with any Finance Document, that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and
(c)
agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 17 if the amount claimed had been recoverable on the basis of a guarantee.

Notwithstanding anything to the contrary herein, upon any Automatic Acceleration Event any presentment, demand, protest or notice of any kind required by the foregoing clauses are expressly waived.

17.2.
Guarantee Limitation – Fraudulent Conveyance

Any term or provision of this Clause 17 or any other term in this Agreement or any Finance Document notwithstanding, the maximum aggregate amount of the obligations for which any Guarantor shall be liable under this Agreement or any other Finance Document shall in no event exceed an amount equal to the largest amount that would not render such Guarantor’s obligations under this Agreement subject to avoidance under (i) applicable US Debtor Relief Laws, in all cases before taking into account any liabilities under any other guarantee by such Guarantor; and (ii) with respect to any US Guarantor created or organised under the laws of the State of Texas, any usury law.

17.3.
Guarantee Limitation – Excluded Swap Obligations
(a)
Any term or provision of this Clause 17 or any other term in this Agreement or any Finance Document notwithstanding, no Guarantor shall be liable for any Excluded Swap Obligation.

(b)
Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honour all of its obligations under the Finance Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Clause 17 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Clause 17, or otherwise under the Finance Documents, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Clause 17.3(b) shall remain in full force and effect until the discharge or release of the guarantee pursuant to the terms of the Finance Documents. Each Qualified ECP Guarantor intends that this Clause 17.3(b) constitute, and this Clause 17.3(b) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Obligor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
17.4.
Continuing Guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

17.5.
Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this Clause 17 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

17.6.
Waiver of Defences

The obligations of each Guarantor under this Clause 17 will not be affected by an act, omission, matter or thing which, but for this Clause 17, would reduce, release or prejudice any of its obligations under this Clause 17 (without limitation and whether or not known to it or any Finance Party) including:

(a)
any time, waiver or consent granted to, or composition with, any Obligor or other person;
(b)
the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;
(c)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;
(d)
any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;
(e)
any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of a Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)
any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or
(g)
any insolvency or similar proceedings.
17.7.
Guarantor Intent

Without prejudice to the generality of Clause 17.6 (Waiver of Defences), each Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Finance Documents and/or any facility or amount made available under any of the Finance Documents for the purposes of or in connection with any of the following: business acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

17.8.
Immediate Recourse

Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 17. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

17.9.
Jersey law waiver
(a)
Each Guarantor hereby abandons and waives any right it may have at any time under the existing or future laws of the Island of Jersey whether by virtue of the droit de discussion or otherwise to require that recourse be had by any Finance Party to the assets of any other Obligor or any other person before any claim is enforced against such Guarantor in respect of the obligations assumed by it under this Clause 17 or in respect of any obligation assumed by it under any Finance Document.
(b)
Each Guarantor hereby abandons and waives any right it may have at any time under existing or future laws of the Island of Jersey whether by virtue of droit de division or otherwise to require that any liability under this Clause 17 or any liability under any Finance Document be divided or apportioned with any other Obligor or any other person or reduced in any manner whatsoever.
(c)
For the avoidance of doubt each Guarantor hereby agrees that the waiver granted under this Clause 17.9 (Jersey law waiver) shall apply also in respect of any obligation by way of indemnity assumed under any Finance Document by any such Guarantor.
17.10.
Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

(a)
refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and
(b)
hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor’s liability under this Clause 17.

17.11.
Deferral of Guarantors’ Rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 17:

(a)
to be indemnified by an Obligor;
(b)
to claim any contribution from any other guarantor of any Obligor’s obligations under the Finance Documents;
(c)
to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;
(d)
to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under Clause 17.1 (Guarantee and Indemnity);
(e)
to exercise any right of set-off against any Obligor; and/or
(f)
to claim or prove as a creditor of any Obligor in competition with any Finance Party.

If a Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Finance Parties and shall promptly pay or transfer the same to the Agent or as the Agent may direct for application in accordance with Clause 32 (Payment Mechanics).

17.12.
Release of Guarantors’ Right of Contribution

If any Guarantor (a “Retiring Guarantor”) ceases to be a Guarantor in accordance with the terms of the Finance Documents for the purpose of any sale or other disposal of that Retiring Guarantor then on the date such Retiring Guarantor ceases to be a Guarantor:

(a)
that Retiring Guarantor is released by each other Guarantor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Guarantor arising by reason of the performance by any other Guarantor of its obligations under the Finance Documents; and
(b)
each other Guarantor waives any rights it may have by reason of the performance of its obligations under the Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under any Finance Document or of any other security taken pursuant to, or in connection with, any Finance Document where such rights or security are granted by or in relation to the assets of the Retiring Guarantor.
17.13.
Additional Security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

17.14.
Article 1092 Waiver

To the extent possible under the UAE Civil Code, each Guarantor expressly agrees that the provisions of Articles 1080, 1089, 1092, 1101 and 1105 of the UAE Civil Code (to the extent that a court would hold these Articles to be applicable to the guarantee provided under this Clause 17) shall not apply to this guarantee and, insofar as Article 1092 is concerned, that no Finance Party shall be obliged to make any demand within the six-month period mentioned in that Article.

17.15 Limitations on Guarantee Under US Law; Contributions

(a)
In respect of each US Guarantor:
(i)
each Guarantor acknowledges that it will receive valuable direct or indirect benefits as a result of the transactions contemplated by the Finance Documents (including utilisations thereunder);
(ii)
in any action or proceeding involving any state corporate, limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, including any US Bankruptcy Law and, with respect to any US Guarantor created or organised under the laws of the State of Texas, any usury law, if the obligations of any Guarantor under Clause 17.1 (Guarantee and Indemnity) or any Finance Document would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Clause 17.1 (Guarantee and Indemnity) or any Finance Document, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding, or would otherwise render such US Guarantor’s obligations owed by such Obligor to any Secured Party hereunder or under any other Finance Document as a fraudulent transfer or conveyance or terms of similar import, subject to avoidance, in each case, under applicable US federal or state laws; and
(iii)
subject, in each case, to Clause 17.10 (Deferral of Guarantors’ Rights), in addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to paragraph (b) below), each party agrees that (1) in the event a payment shall be made by any US Guarantor under this Clause 17 or any Finance Document, Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (2) in the event any assets of any US Guarantor shall be sold pursuant to this Agreement to satisfy in whole or in part a claim of any Secured Party, Borrower shall indemnify such Guarantor in an amount equal to the fair market value of the assets so sold; and
(iv)
subject, in each case, to Clause 17.10 (Deferral of Guarantors’ Rights) and paragraph (b) below each Guarantor (a “Contributing Guarantor”) agrees (subject to paragraph (b) below) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any obligation, or assets of any other Guarantor shall be sold pursuant to satisfy any obligation owed by the Obligors to any Secured Party hereunder or under any other Finance Document, and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by Borrower as provided in paragraph (iii) above, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor (as determined (A) with respect to any Guarantor that is a party on the Closing Date, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor hereunder) and the denominator shall be the aggregate net worth of all the Guarantors (as determined immediately prior to such payment or sale). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this paragraph (iv) shall be subrogated to the rights of such Claiming Guarantor under paragraph (iii) above to the extent of such payment.
(b)
Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under paragraphs (a)(iii) and (a)(iv) above and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the obligations owned by the Obligors to any Secured Party hereunder or under any other Finance Document. No failure on the part of Borrower or any Guarantor to make the payments required by paragraphs (a)(iii) and (a)(iv) above (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder.
17.16.
Limitations on Guarantee under the Laws of the Kingdom of Saudi Arabia
(a)
Subject to paragraph (b) below, in respect of each Guarantor incorporated in the Kingdom of Saudi Arabia:
(i)
the maximum aggregate amount of the obligations for which any such Guarantor shall be liable under this Agreement or any other Finance Document shall in no event exceed 120 per cent. of the Total Commitments, being USD 480,200,000 at the date of this Agreement; and
(ii)
subject to any extension of the any Termination Date, the end date of the Guarantee shall be the date falling 6 Months after the final Termination Date.
(b)
Notwithstanding any other provision of this Agreement or any other Finance Document, the obligations of each Guarantor incorporated in the Kingdom of Saudi Arabia under this Clause 17 shall not include any obligation to the extent the same would constitute an unlawful distribution to the shareholders of such Guarantor or an otherwise unlawful use of proceeds or assets of such Guarantor pursuant to Article 22 of the Saudi Arabian Companies Regulations issued pursuant to Royal Decree No. M/132 dated 01/012/1443H. (corresponding to 01 July 2022G.).
17.17.
Additional Guarantee Limitations

The guarantee of any Additional Guarantor is subject to any limitations relating to that Additional Guarantor on the amount guaranteed or to the extent of the recourse of the beneficiaries of the guarantee which is set out in the Accession Deed applicable to such Additional Guarantor and agreed with the Agent (acting reasonably in accordance with the Agreed Security Principles).

Section 8

Representations, Undertakings and Events of Default

18.
Representations
18.1.
General

Each Obligor makes the representations and warranties set out in this Clause 18 to each Finance Party.

Status, authorisations and governing law

18.2.
Status
(a)
It is a public or private limited liability corporation, duly incorporated or organised and validly existing under the law of its Original Jurisdiction.
(b)
Each of its Subsidiaries is a public or private limited liability corporation or free zone establishment (as applicable), duly incorporated or organised and validly existing under the law of its jurisdiction of incorporation.
(c)
It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted
18.3.
Binding Obligations

Subject to the Legal Reservations and the Perfection Requirements:

(a)
the obligations expressed to be assumed by it in each Finance Document to which it is a party are legal, valid, binding and enforceable obligations; and
(b)
(without limiting the generality of paragraph (a) above), each Transaction Security Document to which it is a party creates the security interests which that Transaction Security Document purports to create and those security interests are valid and effective.
18.4.
Non-Conflict with other Obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents and the granting of the Transaction Security pursuant to the Agreed Security Principles do not and will not conflict with:

(a)
any law or regulation applicable to it;
(b)
its constitutional documents; or
(c)
any agreement or instrument binding upon it or any member of the Group or any of its or any member of the Group’s assets or constitute a default or termination event (however described) under any such agreement or instrument, to an extent which has, or is reasonably likely to have, a Material Adverse Effect.
18.5.
Power and Authority
(a)
It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is or will be a party and the transactions contemplated by those Finance Documents.
(b)
No limit on its powers will be exceeded as a result of the borrowing, grant of security or giving of guarantees or indemnities contemplated by the Finance Documents to which it is a party.

18.6.
Validity and Admissibility in Evidence
(a)
Subject to the Legal Reservations and Perfection Requirements, all Authorisations required:
(i)
to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party; and
(ii)
to make the Finance Documents to which it is a party admissible in evidence in its Relevant Jurisdictions,

have been obtained or effected and are in full force and effect, or will be obtained or effected prior to the date on which they are required.

(b)
All Authorisations necessary for the conduct of the business, trade and ordinary activities of members of the Group have been obtained or effected and are in full force and effect or will be obtained or effected prior to the date on which they are required, if failure to obtain or effect those Authorisations has or is reasonably likely to have a Material Adverse Effect.
18.7.
Governing Law and Enforcement

Subject to the Legal Reservations and Perfection Requirements,

(a)
the choice of governing law of the Finance Documents will be recognised and enforced in its Relevant Jurisdictions;
(b)
any judgment obtained in relation to a Finance Document in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdictions; and
(c)
any arbitral award obtained in relation to a Finance Document will be recognised and enforced in its Relevant Jurisdictions.

No insolvency, default or tax liability

18.8.
Insolvency

No:

(a)
corporate action, legal proceeding or other procedure or step described in paragraph (a) of Clause 23.7 (Insolvency Proceedings); or
(b)
creditors’ process described in Clause 23.8 (Creditors’ Process),

has been taken or, to the knowledge of the Borrower, threatened in relation to a member of the Group and none of the circumstances described in Clause 23.6 (Insolvency) applies to a member of the Group.

18.9.
Deduction of Tax

The Borrower is not required to make any deduction for or on account of Tax from any payment it may make under any Finance Document to a Lender.

18.10.
No Filing or Stamp Taxes

Under the laws of its Relevant Jurisdiction it is not necessary that the Finance Documents be registered, filed, recorded, notarised or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents except:

(a)
as disclosed in writing by it or on its behalf to the Agent prior to the date of this Agreement;
(b)
any registration, filing, recording, notarisation or enrolling or any tax or fee payable in respect of the enforcement of the Transaction Security which registrations, filings, recording, notarisation, enrolling, taxes and fees will be made and paid promptly after the date of the relevant Transaction Security; and
(c)
in relation to a Transfer Certificate or Assignment Agreement.
18.11.
No Default
(a)
No Event of Default and, on the date of this Agreement and the Closing Date, no Default is continuing or is reasonably likely to result from the making of any Utilisation or the entry into, the performance of, or any transaction contemplated by, any Finance Document.
(b)
No other event or circumstance is outstanding which constitutes (or, with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or termination event (however described) under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries’) assets are subject which has, or is reasonably likely to have, a Material Adverse Effect.
18.12.
Taxation
(a)
It is not (and none of its Subsidiaries is) overdue (taking into account any applicable grace period or extension) in the payment of any material amount of, or in respect of, Tax save to the extent that:
(i)
payment of such Taxes is being contested in good faith;
(ii)
it has maintained adequate reserves for the payment of such Taxes and the costs required to contest them which have been disclosed in the Original Financial Statements; and
(iii)
such payment can be lawfully withheld; and
(iv)
such failure to duly and punctually pay such Taxes would not, or would not reasonably likely to have, a Material Adverse Effect.
(b)
No claims or investigations are being, or are reasonably likely to be, made or conducted against it (or any of its Subsidiaries) with respect to Taxes, such that upon adverse determination of such claim or investigation such adverse determination would have, or would be reasonably likely to have, a Material Adverse Effect.
(c)
It is not (and none of its Subsidiaries is) materially overdue in the filing of any Tax returns (taking into account any applicable grace period or extension).
(d)
It is resident for Tax purposes only in its Original Jurisdiction.

Provision of information – general

18.13.
No Misleading Information

Save as disclosed in writing to the Agent and the Arrangers prior to the date of this Agreement:

(a)
any factual information contained in the Base Case Model was true and accurate in all material respects as at the date of the relevant document containing the information or (as the case may be) as at the date the information is expressed to be given;
(b)
the Base Case Model has been prepared in accordance with the Accounting Principles as applied to the Original Financial Statements, and the financial projections contained in the Base Case Model have been prepared on the basis of recent historical information, are fair and based on reasonable assumptions and have been approved by the board of directors of the Borrower (it being acknowledged that no assurance can be given that the forecasts will be realised);
(c)
any financial projection or forecast contained in the Base Case Model has been prepared on the basis of recent historical information and on the basis of reasonable assumptions and was fair (as at the date of the relevant document containing the projection or forecast) and arrived at after careful consideration (it being acknowledged that no assurance can be given that the forecasts will be realised);
(d)
the expressions of opinion or intention provided by or on behalf of an Obligor for the purposes of the Base Case Model were made after careful consideration and (as at the date of the relevant document containing the expression of opinion or intention) were fair and based on reasonable grounds;
(e)
no event or circumstance has occurred or arisen and no information has been omitted from the Base Case Model and no information has been given or withheld that results in the information, opinions, intentions, forecasts or projections contained in the Base Case Model being untrue or misleading in any material respect (it being acknowledged that no assurance can be given that the forecasts will be realised); and
(f)
all other written information provided by any member of the Group (including its advisers) to a Finance Party was true, complete and accurate in all material respects as at the date it was provided and not misleading in any respect.
18.14.
Financial Statements
(a)
Its Original Financial Statements were prepared in accordance with the Accounting Principles consistently applied unless expressly disclosed to the Arrangers prior to the date of this Agreement.
(b)
Its audited Original Financial Statements fairly present the consolidated financial condition and results of operations of the Group during the relevant financial year.
(c)
There has been no material adverse change in its assets, business or financial condition (or the assets, business or consolidated financial condition of the Group, in the case of the Borrower) since the date of the Original Financial Statements.
(d)
Its most recent financial statements delivered pursuant to Clause 19.1 (Financial Statements):
(i)
have been prepared in accordance with the Accounting Principles as applied to the Original Financial Statements and the Base Case Model; and
(ii)
give a true and fair view (if audited) or fairly present (if unaudited) in all material respects its consolidated financial condition as at the end of, and its consolidated results of operations for, the period to which they relate.

(e)
The budgets and forecasts supplied under this Agreement were arrived at after careful consideration and have been prepared in good faith on the basis of recent historical information and on the basis of assumptions which were reasonable as at the date they were prepared and supplied (it being acknowledged that no assurance can be given that the forecasts will be realised).

No proceedings or breach of laws

18.15.
No Proceedings

No litigation, arbitration or administrative proceedings or investigations of, or before, any court, arbitral body or agency which, if adversely determined, are reasonably likely to have a Material Adverse Effect have (to the best of its knowledge and belief (having made due and careful enquiry)) been started or threatened against any member of the Group or its assets.

18.16.
No Breach of Laws

It has not (and none of its Subsidiaries has) breached any law or regulation applicable to it in the jurisdiction or jurisdictions in which it operates which breach has, or is reasonably likely to have, a Material Adverse Effect.

Security and ownership of assets

18.17.
Anti-Corruption Law

Each member of the Group has conducted its businesses in compliance with applicable anti-corruption laws, including the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and has instituted and maintained policies and procedures designed to promote and achieve compliance with the FCPA and any other applicable anti-corruption laws.

18.18.
Pari Passu Ranking

Its payment obligations under the Finance Documents rank at least pari passu with all its other unsecured and unsubordinated creditors except for obligations mandatorily preferred by laws of general application.

18.19.
Ranking of Transaction Security

Subject to the Legal Reservations and the Perfection Requirements, the Transaction Security has or will have first ranking priority and it is not subject to any prior ranking or pari passu ranking Security.

18.20.
Good Title to Assets

It and each of its Subsidiaries has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted.

18.21.
Legal and Beneficial Ownership

It and each of its Subsidiaries is the sole legal and beneficial owner of the respective assets over which it purports to grant Security.

18.22.
Shares

The shares of any member of the Group which are subject to the Transaction Security are (or will be on the Closing Date) fully paid and not subject to any option to purchase or similar rights (other than those arising under applicable law). The constitutional documents of companies whose shares are subject to the Transaction Security do not and could not restrict or inhibit any transfer of those shares on creation or enforcement of the Transaction Security. There are no agreements in force which provide for the issue or allotment of, or grant any person the right to call for the issue or allotment of, any share or loan capital of any member of the Group (including any option or right of pre-emption or conversion).

Provision of information – Group

18.23.
Group Structure Chart
(a)
The Group Structure Chart delivered to the Agent pursuant to Part 1 of Schedule 2 (Conditions) is true, complete and accurate in all material respects and shows the following information:
(i)
each member of the Group, including current name and company registration number, its Original Jurisdiction (in the case of an Obligor), its jurisdiction of incorporation (in the case of a member of the Group which is not an Obligor) and/or its jurisdiction of establishment, a list of shareholders and indicating whether a company is a dormant Subsidiary or is not a company with limited liability; and
(ii)
all minority interests in any member of the Group and any person in which any member of the Group holds shares in its issued share capital or equivalent ownership interest of such person.
18.24.
Holding Companies

Before the Closing Date, the Parent has not traded or incurred any liabilities or commitments (actual or contingent, present or future) other than any Permitted Holding Company Activity.

Miscellaneous

18.25.
Centre of Main Interests and Establishments

For the purposes of Regulation (EU) 2015/848 of 20 May 2015 on insolvency proceedings (recast) (the “Regulation”), its centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in its jurisdiction of incorporation and it has no “establishment” (as that term is used in Article 2(10) of the Regulation) in any other jurisdiction.

18.26.
No Adverse Consequences
(a)
It is not necessary under the laws of its Relevant Jurisdictions:
(i)
in order to enable any Finance Party to enforce its rights under any Finance Document; or
(ii)
by reason of the execution of any Finance Document or the performance by it of its obligations under any Finance Document,

that any Finance Party should be licensed, qualified or otherwise entitled to carry on business in any of its Relevant Jurisdictions.

(b)
No Finance Party is or will be deemed to be resident, domiciled or carrying on business in its Relevant Jurisdictions by reason only of the execution, performance and/or enforcement of any Finance Document.

18.27.
Sanctions

None of the Obligors, no member of the Group nor, to the knowledge of the Obligors, any of their respective directors, officers, employees, Affiliates or any persons acting on any of their behalf:

(a)
is a Restricted Party or is engaging or has engaged in any transaction or conduct that could result in it becoming a Restricted Party;
(b)
is or has ever been subject to any claim, proceeding, formal notice or investigation by a Sanctions Authority with respect to Sanctions;
(c)
is engaging or has engaged (since the date of this Agreement) in any transaction that evades or avoids or has the purpose of evading or circumventing or breaches or attempts to breach any Sanctions;
(d)
has engaged (since the date of this Agreement) or is engaging, directly or indirectly, in any trade, business or other activity with or for the benefit of any Restricted Country or Restricted Party; or
(e)
has (since the date of this Agreement) violated or is in violation of any applicable laws, judgments, orders, executive orders, decrees, ordinances, rules, regulations, statutes, case law or treaties applicable to any member of the Group or its Affiliates, related to terrorism financing or money laundering including any applicable provision of the USA Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), as amended from time to time and any successors thereto.
18.28.
ERISA Compliance
(a)
No ERISA Event has occurred, is continuing or is reasonably expected to occur that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(b)
Each Employee Plan has been operated and administered in accordance with its terms and the applicable requirements of ERISA, the Code and other applicable law, and is in compliance with the applicable requirements of ERISA and the Code (including, with respect to any Employee Plan that is intended to be qualified under Section 401(a) of the Code, such Employee Plan has been determined by the IRS to be so qualified or an application for a favourable determination letter from the IRS is in the process of being approved by the IRS) and all other applicable federal, state or local laws and regulations, in each case, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)
Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there are no actions, suits or claims pending against or involving an Employee Plan (other than routine claims for benefits) or, to the knowledge of any Obligor or any ERISA Affiliate, threatened, which would reasonably be expected to be asserted successfully against any Employee Plan.
18.29.
Federal Reserve Regulations
(a)
No Obligor is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

(b)
None of the proceeds of the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of buying or carrying any Margin Stock, for the purpose of reducing or retiring any Financial Indebtedness that was originally incurred to buy or carry any Margin Stock or for any other purpose which might cause all or any Loans or other extensions of credit under this Agreement to be considered a “purpose credit” within the meaning of Regulation U or Regulation X.
18.30.
Investment Companies

No Obligor, person controlling an Obligor or Subsidiary of an Obligor is or is required to be registered as an “investment company” under the US Investment Company Act of 1940, as amended.

18.31.
Times when Representations Made
(a)
All the representations and warranties in this Clause 18 (other than the representations and warranties in Clause 18.24 (Holding Companies)) are made by each Original Obligor on the date of this Agreement and on the Closing Date except for the information representations and warranties set out in:
(i)
Clause 18.13 (No misleading information); and
(ii)
paragraphs (d) and (e) of Clause 18.14 (Financial Statements)
(b)
The representations and warranties set out in Clause 18.13 (No Misleading Information) and paragraph (d) of Clause 18.14 (Financial Statements) are deemed to be made, in respect of the relevant information, on the date on which such information is delivered to the Agent.
(c)
All the representations and warranties in Clause 18.2 (Status) to Clause 18.8 (Insolvency) inclusive, Clause 18.11 (No Default), Clause 18.21 (Legal and Beneficial ownership) and Clause 18.24 (Holding Companies) are deemed to be made by the Parent on the date of this Agreement and on the Closing Date.
(d)
The Repeating Representations are deemed to be made by each Obligor:
(i)
on the date of each Utilisation Request;
(ii)
on each Utilisation Date; and
(iii)
on the first day of each Interest Period.
(e)
The Repeating Representations and the representations set out in Clause 18.22 (Shares) and Clause 18.25 (Centre of Main Interests and Establishments), are deemed to be made by each Additional Guarantor on the day on which it becomes (or it is proposed that it becomes) an Additional Guarantor.
(f)
The representations set out in Clause 18.28 (ERISA Compliance), Clause 18.29 (Federal Reserve Regulations) and Clause 18.30 (Investment Companies) are deemed to be made by each Additional Guarantor which is a US Guarantor on the day on which it becomes (or it is proposed that it becomes) an Additional Guarantor.
(g)
Each representation or warranty deemed to be made after the date of this Agreement shall be deemed to be made by reference to the facts and circumstances existing at the date the representation or warranty is deemed to be made.

19.
Information Undertakings

The undertakings in this Clause 19 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

In this Clause 19:

“Annual Financial Statements” means the financial statements of the Borrower for a Financial Year delivered pursuant to paragraph (a) of Clause 19.1 (Financial Statements).

“Semi-Annual Financial Statements” means the financial statements delivered pursuant to paragraph (c) of Clause 19.1 (Financial Statements).

19.1.
Financial Statements

Provided that the Closing Date has occurred, the Parent shall supply to the Agent (and if requested by the Agent, a sufficient number of copies for all the Lenders):

(a)
as soon as they are available, but in any event within 150 days after the end of each of its Financial Years a copy of the original form (or, to the extent an original form is not available, a copy) of the audited consolidated financial statements of the Group for that Financial Year;
(b)
(only to the extent such financial statements are prepared and there shall be no obligation to prepare any such financial statements) as soon as reasonably practicable after they are available, a copy of the original form of the audited financial statements (consolidated if applicable) of each Obligor (other than the Parent) for each of its Financial Years;
(c)
as soon as they are available, but in any event within 60 days after the end of each Financial Half Year, the consolidated management accounts of the Group for that Financial Half Year; and
(d)
as soon as reasonably practicable after they are available, a copy of the audited consolidated financial statements of the Group for the Financial Year ending 31 December 2024.
19.2.
Provision and Contents of Compliance Certificate
(a)
The Parent shall supply a Compliance Certificate to the Agent with each set of its Annual Financial Statements and each set of its Semi-Annual Financial Statements.
(b)
The Compliance Certificate shall, amongst other things:
(i)
set out (in reasonable detail, including underlying calculations which are reasonable in the opinion of the Parent) computations as to compliance with Clause 20 (Financial Covenants) and the Margin computations set out in the definition of “Margin” as at the date as at which those financial statements were drawn up; and
(ii)
when delivered with the Annual Financial Statements:
(A)
confirm which members of the Group are Material Companies; and
(B)
either confirm compliance with paragraph (c) of Clause 21.22 (Guarantors) or provide details of every member of the Group required to become Additional Guarantors to ensure compliance with the Guarantor Coverage Test.

(c)
Each Compliance Certificate shall be signed by two directors of the Parent and, if required to be delivered with the Annual Financial Statements, shall be reported on by the Auditors in such manner (if any), and on such conditions that such auditors specify unless firms of auditors of international repute have adopted a policy of not providing such reports.
19.3.
Requirements as to Financial Statements
(a)
The Parent shall procure that each set of Annual Financial Statements and Semi-Annual Financial Statements includes a balance sheet, profit and loss account and cashflow statement. In addition, the Parent shall procure that each set of its Annual Financial Statements shall be audited by the Parent’s Auditors.
(b)
Each set of financial statements delivered pursuant to Clause 19.1 (Financial Statements):
(i)
shall be certified by a director of the relevant company as giving a true and fair view of (in the case of the Annual Financial Statements), or fairly representing (in other cases), its financial condition and operations as at the date as at which those financial statements were drawn up and, in the case of the Annual Financial Statements, shall be accompanied by any letter addressed to the management of the relevant company by its Auditors and accompanying those Annual Financial Statements;
(ii)
in the case of consolidated financial statements of the Group, shall be accompanied by a statement by the directors of the Parent comparing actual performance for the period to which the financial statements relate to:
(A)
the projected performance for that period set out in the Business Plan; and
(B)
the actual performance for the corresponding period in the preceding Financial Year of the Group; and
(iii)
shall be prepared using the Accounting Principles, accounting practices and financial reference periods consistent with those applied:
(A)
in the case of the Parent, in the preparation of the Base Case Model; and
(B)
in the case of any Obligor, in the preparation of the Original Financial Statements for that Obligor,

unless, in relation to any set of financial statements, the Parent notifies the Agent that there has been a change in the Accounting Principles or the accounting practices and the Auditors (or, if appropriate, the Auditors of the Obligor) deliver to the Agent:

(C)
a description of any change necessary for those financial statements to reflect in all material respects the Accounting Principles or accounting practices upon which the Base Case Model or, as the case may be, that Obligor’s Original Financial Statements were prepared; and
(D)
sufficient information, in form and substance as may be reasonably required by the Agent, to enable the Lenders to determine whether Clause 20 (Financial Covenants) has been complied with, to determine the Margin as set out in the definition of “Margin” and to make an accurate comparison between the financial position indicated in those financial statements and the Base Case Model (in the case of the Parent) or that Obligor’s Original Financial Statements (in the case of an Obligor).

Any reference in this Agreement to any financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Base Case Model or, as the case may be, the Original Financial Statements were prepared.

(c)
If the Parent notifies the Agent of a change in accordance with paragraph (b)(iii) above, on request by the Agent or the Parent, the Parent and the Agent (acting on the instructions of the Majority Lenders) shall enter into negotiations in good faith with a view to agreeing any amendments to this Agreement which are necessary as a result of the change. To the extent practicable these amendments will be such as to ensure that the change does not result in any material alteration in the commercial effect of the obligations in Clause 20.2 (Financial Condition) of this Agreement. If any amendments are agreed between the Parent and the Agent (acting on the instructions of the Majority Lenders), they shall take effect and be binding on each of the Parties in accordance with their terms and any change in the Accounting Principles, the accounting practices or the reference periods referred to shall, to the extent relevant for the purposes of Clause 20.2 (Financial Condition) of this Agreement, become part of or, as the case may be, modify, the original Accounting Principles on that basis. For the avoidance of doubt, prior to any such amendments taking effect, this Agreement will remain in effect unchanged and the financial condition of the Borrower as provided for in Clause 20.2 (Financial Condition) will be tested (if applicable) on the basis of the financial definitions contained in Clause 20.1 (Financial Definitions) as applied prior to the change in the accounting principles or the accounting practices.
(d)
If a Lender reasonably requests, through the Agent, further information of a clarifying nature in relation to any financial statements delivered to the Agent in accordance with Clause 19.1 (Financial Statements), the Agent is hereby authorised by the Parent to request such information directly from the Auditors of the Group provided that the Agent shall ensure that any correspondence it has with the Group’s Auditors related to such information requested is, if in written form, addressed and distributed to the Parent at the same time as to the Auditors or, if in spoken form, provided that the Parent is a party to such spoken correspondence.
19.4.
Business Plan
(a)
At any time prior to a Listing (but not at any time from and including a Listing), the Parent shall supply to the Agent (in sufficient copies for all the Lenders, if the Agent so requests) as soon as the same becomes available, but in any event no later than 20 days after the start of each of its Financial Years, a Business Plan for the Group.
(b)
The Parent shall ensure that each Business Plan:
(i)
is in a form which is substantially in the form of the Base Case Model;
(ii)
includes a financial model, projected consolidated profit and loss, balance sheet and cashflow statement for the Group, including projected disposals, operating expenses and capital expenditure of the Group, for each 12 month period until the Facility A Termination Date; and
(iii)
has been approved by the board of directors of the Parent.
(c)
The Parent shall procure that the projected operating expenses and capex expenses of the Group set out in the Business Plan shall not exceed an amount in aggregate equal to 130 per cent. of the projected operating expenses and capex expenses in the most recently delivered Business Plan unless the prior written consent of the Agent (acting on the instructions of the Majority Lenders) has been obtained.

(d)
If the Parent updates or changes the Business Plan in any material respect, it shall promptly deliver to the Agent, in sufficient copies for each of the Lenders, such updated or changed Business Plan together with a written explanation of the main changes in that Business Plan.
(e)
For the avoidance of doubt, the obligation to deliver a Business Plan pursuant to this Clause 19.4 (Business Plan) shall not apply on and following a Listing.
19.5.
Year-End

The Parent shall procure that the end of its annual accounting period falls on 31 December.

19.6.
Public Reporting
(a)
Any information to be supplied by the Parent pursuant to Clause 19.1 (Financial statements) shall be deemed to have been supplied to the Agent in sufficient copies for each Lender once it has become available on the Parent’s official electronic website (at the date of this Agreement, https://air.global/) (or such other electronic website that the Parent notifies to the Agent by no less than five (5) Business Days’ notice) and the Parent has notified the Agent that such information has been made available on such website.
(b)
Notwithstanding any other terms of the Finance Document (including this Clause 19), following the occurrence of any Listing, no document, statements or information shall be required to be delivered pursuant to this Clause 19, if the Parent believes (acting reasonably and in good faith) that the information requested is sensitive or price-sensitive in nature and if to so deliver such documentation or information to the Agent or any Finance Party would be reasonably likely to result in any member of the Group being required to disclose such information publicly in circumstances where such information is not currently publicly available or where such member of the Group would not otherwise be required to disclose such information publicly, provided that, the Company shall still be required to comply with the obligations under Clause 19.1 (Financial Statements) (subject to the terms of paragraph (a) above), 19.2 (Provision and Contents of Compliance Certificate), Clause 19.8 (Notification of Default) and Clause 19.9 (“Know your customer” checks).
19.7.
Information: Miscellaneous

The Parent shall supply to the Agent (in sufficient copies for all the Lenders where applicable, if the Agent so requests):

(a)
at the same time as they are dispatched, copies of all documents dispatched by the Parent or any Obligors to its creditors generally (or any class of them);
(b)
promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the Group or its assets, and which, if adversely determined, are reasonably likely to have a Material Adverse Effect;
(c)
promptly on request, such information as the Security Agent may reasonably require about the Secured Property and compliance of the Obligors with the terms of any Transaction Security Documents; and
(d)
promptly on request, such further information regarding the financial condition, assets and operations of the Group and/or any member of the Group (including any requested amplification or explanation of any item in the financial statements, budgets or other material provided by any Obligor under this Agreement, any changes to management of the Group and an up to date copy of its shareholders’ register (or equivalent in its Original Jurisdiction)) as any Finance Party through the Agent may reasonably request.

19.8.
Notification of Default
(a)
Each Obligor shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).
(b)
Promptly upon a request by the Agent, the Parent shall supply to the Agent a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).
19.9.
“Know Your Customer” Checks
(a)
If:
(i)
the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;
(ii)
any change in the status of an Obligor (or of a Holding Company of an Obligor) or the composition of the shareholders of an Obligor (or of a Holding Company of an Obligor) after the date of this Agreement; or
(iii)
a proposed assignment or transfer by a Lender of any of its rights and/or obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

obliges the Agent, a Security Agent or any Lender (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of the Agent, the relevant Security Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender), the relevant Security Agent or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for the Agent, the relevant Security Agent, such Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)
Each Lender shall promptly upon the request of the Agent or a Security Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) or the relevant Security Agent in order for the Agent or (as applicable) the relevant Security Agent to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.
(c)
The Parent shall, by not less than 10 Business Days’ prior written notice to the Agent, notify the Agent (which shall promptly notify the Lenders) of its intention to request that one of its Subsidiaries becomes an Additional Guarantor pursuant to Clause 27 (Changes to the Obligors).
(d)
Following the giving of any notice pursuant to paragraph (c) above, if the accession of such Additional Guarantor obliges the Agent, a Security Agent or any Lender to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Parent shall promptly upon the request of the Agent, the relevant Security Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender), the relevant Security Agent or any Lender (for itself or on behalf of any prospective new Lender) in order for the Agent, the relevant Security Agent or such Lender or any prospective new Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the accession of such Subsidiary to this Agreement as an Additional Guarantor.
20.
Financial Covenants
20.1.
Financial Definitions

In this Agreement:

“Acquired Entity or Business” means, in relation to a Relevant Period, any person, property, business of material fixed asset acquired and not subsequently sold, transferred or otherwise disposed of, by any member of the Group during that Relevant Period.

“Borrowings” means, at any time, the aggregate outstanding principal, capital or nominal amount (and any fixed or minimum premium payable on prepayment or redemption) of any indebtedness of members of the Group for or in respect of:

(a)
moneys borrowed and debit balances at banks or other financial institutions;
(b)
any acceptances under any acceptance credit or bill discount facility (or dematerialised equivalent);
(c)
any note purchase facility or the issue of bonds (but not Trade Instruments), notes, debentures, loan stock or any similar instrument;
(d)
the amount of any liability in respect of any Finance Lease;
(e)
receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis and meet any requirement for de-recognition under the Accounting Principles);
(f)
any counter-indemnity obligation in respect of a guarantee, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution in respect of an underlying liability (but not, in any case, Trade Instruments) of an entity which is not a member of the Group which liability would fall within one of the other paragraphs of this definition;
(g)
any amount raised by the issue of shares which are redeemable (other than at the option of the issuer) before the Facility A Termination Date;
(h)
any amount of any liability under an advance or deferred purchase agreement if (i) one of the primary reasons behind the entry into the agreement is to raise finance or to finance the acquisition or construction of the asset or service in question or (ii) the agreement is in respect of the supply of assets or services and payment is outstanding for more than 30 days after the initial contractual due date for such payment;
(i)
any amount raised under any other transaction (including any forward sale or purchase agreement, sale and sale back or sale and leaseback agreement) having the commercial effect of a borrowing or otherwise classified as borrowings under the Accounting Principles; and
(j)
(without double counting) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (i) above.

“Consolidated Net Leverage” means, in respect of any Relevant Period, the ratio of Total Net Debt on the last day of that Relevant Period to EBITDA in respect of that Relevant Period.

“Debt Service” means, in respect of any Relevant Period, the aggregate of:

(a)
Net Finance Charges for that Relevant Period;
(b)
all scheduled repayments of Borrowings falling due during that Relevant Period but excluding:
(i)
any amounts falling due under any overdraft or revolving facility and which were available for simultaneous redrawing according to the terms of that facility;
(ii)
for the avoidance of doubt, any voluntary prepayments in respect any of Borrowings and any mandatory prepayment made pursuant to Clause 7.3 (Disposal Proceeds);
(iii)
any such obligations owed to any member of the Group; and
(iv)
any prepayment of Borrowings existing on the Closing Date which is required to be repaid under the terms of this Agreement; and
(c)
the amount of the capital element of any payments in respect of that Relevant Period payable under any Finance Lease entered into by any member of the Group,

and so that no amount shall be included more than once.

“Debt Service Cover” means the ratio of EBITDA to Debt Service in respect of any Relevant Period.

“EBITDA” means, in respect of any Relevant Period, the consolidated operating profit of the Group before taxation for that Relevant Period:

(a)
before deducting any interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments whether paid, payable or capitalised by any member of the Group (calculated on a consolidated basis) in respect of that Relevant Period;
(b)
not including any accrued interest owing to any member of the Group;
(c)
after adding back any amount attributable to the amortisation, depreciation or impairment of assets of members of the Group (and taking no account of the reversal of any previous impairment charge made in that Relevant Period);
(d)
before taking into account any Exceptional Items, provided that in respect of any Relevant Period the aggregate amount of Exceptional Items that may be excluded from the calculation of EBITDA for that relevant period shall not exceed an amount equal to 15 per cent. of EBITDA for that Relevant Period provided that such cap shall not apply to any equity (non-cash) or share based payments, restructuring costs, financing or refinancing costs incurred during that Relevant Period;
(e)
after deducting the amount of any profit (or adding back the amount of any loss) of any member of the Group which is attributable to minority interests;

(f)
plus or minus the Group’s share of the profits or losses (after finance costs and tax) of Non-Group Entities after deducting the amount of any profit of any Non-Group Entity to the extent that the amount of the profit included in the financial statements of the Group exceeds the amount actually received in cash by members of the Group through distributions by the Non-Group Entity;
(g)
before taking into account any unrealised gains or losses on any derivative instrument (other than any derivative instrument which is accounted for on a hedge accounting basis);
(h)
before taking into account any gain or loss arising from an upward or downward revaluation of any asset or on the disposal of an asset, in each case other than in the ordinary course of trading;
(i)
before taking into account any Pension Items;
(j)
excluding the charge to profit represented by the expensing of stock options;
(k)
after adding, to the extent not already included and to the extent taken into account when determining the profits of the Group, the proceeds of any business interruption insurance received during that Relevant Period;
(l)
after adding, to the extent otherwise deducted, any non-recurring fees, expenses or charges paid during the Relevant Period in relation to any equity or debt securities offering, compensation payments to departing management, investments (including in a Permitted Joint Venture) or Permitted Financial Indebtedness (whether successful or not); and
(m)
after adding back, to the extent deducted, the amount of any losses of discontinued operations,

in each case, to the extent added, deducted or taken into account, as the case may be, for the purposes of determining operating profits of the Group before taxation.

“Exceptional Items” means any items of an exceptional, one off, non-recurring or extraordinary nature.

“Finance Charges” means, for any Relevant Period, the aggregate amount of the accrued interest in respect of Borrowings paid or payable by any member of the Group (calculated on a consolidated basis) in cash in respect of that Relevant Period:

(a)
excluding any upfront fees or costs;
(b)
including the interest (but not the capital) element of payments in respect of Finance Leases;
(c)
excluding any commission, fees, discounts and other finance payments payable by (and deducting any such amounts payable to) any member of the Group under any interest rate hedging arrangement;
(d)
excluding any capitalised interest and the non-cash element of interest accrued but which has not been paid on any Borrowings during that Relevant Period and other non-cash interest charges;
(e)
excluding any interest cost or expected return on plan assets in relation to any post-employment benefit schemes;
(f)
taking no account of any unrealised gains or losses on any derivative instruments other than any derivative instruments which are accounted for on a hedge accounting basis;

(g)
less interest income in respect of Borrowings paid or payable to any member of the Group; and
(h)
excluding any interest in respect of Loans subordinated pursuant to the Priority Agreement, to the extent not already excluded from Borrowings and to the extent not permitted to be paid under the Finance Documents, and so that no amount shall be added (or deducted) more than once.

“Finance Lease” means any lease or hire purchase contract, a liability under which would, in accordance with the Accounting Principles, be treated as a balance sheet liability (other than a lease or hire purchase contract which would, in accordance with the Accounting Principles in force prior to 1 January 2019, have been treated as an operating lease).

“Financial Half Year” means the period commencing on the day after one Semi Annual Date and ending on the immediately following Semi Annual Date.

“Financial Quarter” means the period commencing on the day after one Quarter Date and ending on the next Quarter Date.

“Financial Year” means the annual accounting period of the Group ending on or about 31 December in each year.

“Net Finance Charges” means, for any Relevant Period, the Finance Charges for that Relevant Period after deducting any interest payable in that Relevant Period to any member of the Group (other than by another member of the Group) on any Cash or Cash Equivalent Investment.

“New Shareholder Injections” means the aggregate amount subscribed for by any person (other than a member of the Group) for ordinary shares in the Parent or for subordinated loan notes or other subordinated debt instruments in the Parent pursuant to the Priority Agreement or on terms otherwise acceptable to the Majority Lenders (acting reasonably).

“Non-Group Entity” means any investment or entity (which is not itself a member of the Group (including associates and Joint Ventures)) in which any member of the Group has an ownership interest.

“Pension Items” means any income or charge attributable to a post-employment benefit scheme other than the current service costs attributable to the scheme.

“Quarter Date” means each of 31 March, 30 June, 30 September and 31 December or such other dates which correspond to the quarter end dates within each Financial Year.

“Relevant Period” means:

(a)
each period of two consecutive Financial Half Years; and
(b)
in respect of compliance with the Release Condition only, each period of each period of four consecutive Financial Quarters ending on a Quarter Date.

“Semi Annual Date” means each of 30 June and 31 December.

“Sold Entity or Business” means, in relation to a Relevant Period, any person, property, business of material fixed asset sold, transferred or otherwise disposed of, by any member of the Group during that Relevant Period.

“Subordinated Debt” means any loans made to the Parent by any of its direct or indirect shareholders which are subordinated under the terms of the Priority Agreement or which are subordinated to the Facilities to the satisfaction of the Agent acting reasonably.

“Total Net Debt” means, at any time, the aggregate amount of all obligations of members of the Group for or in respect of Borrowings at that time but:

(a)
excluding any such obligations to any other member of the Group;
(b)
excluding any such obligations in respect of New Shareholder Injections to the extent they constitute Borrowings;
(c)
including, in the case of Finance Leases only, their capitalised value; and
(d)
deducting the aggregate amount of Cash and Cash Equivalent Investments held by any member of the Group at that time,

and so that no amount shall be included or excluded more than once.

20.2.
Financial Condition

The Parent shall ensure that with respect to each Relevant Period ending on and after 30 June 2025:

(a)
Debt Service Cover: Debt Service Cover in respect of any Relevant Period shall not be less than 1.20:1.00.
(b)
Consolidated Net Leverage: Consolidated Net Leverage in respect of each Relevant Period specified in column 1 below shall not exceed the ratio set out in column 2 below opposite that Relevant Period.

Column 1 Relevant Period	Column 2 Ratio
Relevant Period expiring 30 June 2025	3.50:1.00
Relevant Period expiring 31 December 2025	3.25:1.00
Relevant Periods expiring 30 June 2026 and for each Relevant Period expiring thereafter prior to the Facility A Termination Date.	2.75:1.00

20.3.
Financial Testing
(a)
Subject to paragraph (b) below, the financial covenants set out in Clause 20.2 (Financial Condition) shall be calculated in accordance with the Accounting Principles and tested by reference to each of the financial statements delivered pursuant to paragraphs (a) and (c) of Clause 19.1 (Financial Statements) and/or each Compliance Certificate delivered pursuant to Clause 19.2 (Provision and Contents of Compliance Certificate).
(b)
For the purpose of the financial covenants in paragraph (b) (Consolidated Net Leverage) of Clause 20.2 (Financial Condition) for each of the Relevant Periods ending on a date which is less than 12 months after the Closing Date, the following rules shall apply:
(i)
it will be assumed that any Borrowings made on or after the Closing Date were made on the first day of that Relevant Period and any Borrowings outstanding prior to the Closing Date but repaid or refinanced on or after the Closing Date will be ignored;

(ii)
Net Finance Charges shall be annualised for the period from the beginning of the Relevant Period until the Closing Date (the “Pre-Closing Period”) on the basis of annualising the actual Net Finance Charges from the Closing Date until the end of the Relevant Period;
(iii)
EBITDA for the Pre-Closing Period shall be the actual amount of EBITDA of the Group calculated for that period using the same principles set out in this Clause 20.3;
(iv)
EBITDA for any Relevant Period shall be adjusted by including the earnings before interest, tax, depreciation and amortisation (calculated on the same basis as EBITDA, mutatis mutandis) attributable to any Acquired Entity or Business acquired during such Relevant Period as if such Acquired Entity or Business became a member of the Group on the first day of the applicable Relevant Period; and
(v)
EBITDA for any Relevant Period shall be adjusted by excluding the earnings before interest, tax, depreciation and amortisation (calculated on the same basis as EBITDA, mutatis mutandis) attributable to any Sold Entity or Business disposed of during such Relevant Period as if such Sold Entity or Business was disposed of, on the first day of the applicable Relevant Period.
20.4.
Equity Cure
(a)
It will be deemed that no breach of or failure to comply with the financial covenants set out in Clause 20.2 (Financial Condition) shall have occurred, and no Default or Event of Default shall occur or be continuing under Clause 20.2 (Financial Condition) if by no later than the date falling twenty Business Days from the earlier of (i) the date of delivery of and (ii) the due date for delivery of the relevant Compliance Certificate for the Relevant Period in which such failure to comply was first evidenced (the “Applicable Period”) the Group has received the proceeds of New Shareholder Injections in an amount (the “Cure Amount”) at least sufficient to ensure that the financial covenants in Clause 20.2 (Financial Condition) would be complied with if tested again as at the last day of the same Relevant Period (an “Equity Cure”).
(b)
If a New Shareholder Injection is made for the purposes of an Equity Cure, at the election of the Parent each financial covenant in Clause 20.2 (Financial Condition) shall be recalculated by:
(i)
in respect of Debt Service Cover, reducing Debt Service on a pro forma basis as of the last day of the Applicable Period by an amount equal to the Cure Amount; and
(ii)
in respect of Consolidated Net Leverage, reducing Total Net Debt on a pro forma basis as of the last day of the Applicable Period by an amount equal to the Cure Amount.
(c)
In relation to any Equity Cure:
(i)
the Parent shall not be entitled to make Equity Cures for the purposes of this Clause 20.4:
(A)
on more than four occasions in aggregate; or
(B)
in consecutive Financial Half Years;

(ii)
there shall be no restriction on the amount of any Cure Amount;
(iii)
any Cure Amount will be included (on a pro forma basis) in the calculation of Debt Service Cover and Consolidated Net Leverage for any relevant period which includes the last Financial Half Year of the Applicable Period;
(iv)
(other than for the purpose of adjusting the calculation of any financial covenant in Clause 20.2 (Financial Condition) in accordance with the provisions of this Clause 20.4), no Cure Amount shall count towards any other permission or usage under or in respect of the Finance Documents (including for the purpose of calculating the Margin);
(v)
if the relevant New Shareholder Injections are provided prior to the date of delivery of the relevant Compliance Certificate for any Applicable Period:
(A)
the Obligors’ Agent shall have designated such New Shareholder Injection as being a Cure Amount during the Financial Half Year in which it was made;
(B)
the Compliance Certificate for that Applicable Period shall set out the revised financial covenant for the Applicable Period by giving effect to the adjustments to Debt Service Cover and/or Consolidated Net Leverage (as applicable) under this Clause 20.4; and
(C)
the unspent amount of such New Shareholder Injections will not be double counted with any cash proceeds of such New Shareholder Injections as at the end of that Relevant Period;
(vi)
if the relevant New Shareholder Injections are provided following the date of delivery of the relevant Compliance Certificate for the Applicable Period, immediately following the proceeds of those New Shareholder Injections being provided to it, the Obligors’ Agent will provide a revised Compliance Certificate to the Agent (signed by the CEO or CFO) setting out the revised financial covenants for the Applicable Period by giving effect to the adjustments to Debt Service Cover and/or Consolidated Net Leverage (as applicable) under this Clause 20.4;
(vii)
if, after giving effect to the adjustments in paragraph (b) above, the requirements of the relevant financial covenant in Clause 20.2 (Financial Condition) are met, then the requirements thereof shall be deemed to have been satisfied at the relevant original date of determination as though there has been no failure to comply with such requirements; and
(viii)
there shall be no requirement to use all or any part of the proceeds of any Cure Amount in or towards prepayment of any amount outstanding under the Finance Documents (or in cancellation of any Commitments) and Cure Amounts cannot be applied as a dividend or distribution.
21.
General Undertakings

The undertakings in this Clause 21 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force (other than the undertaking listed at Clause 21.17 (Dividends and Share Redemption) which shall remain in force only until the earlier of: (i) the date of satisfaction of the Release Condition and (ii) the date on which no amount is outstanding under the Finance Documents or no Commitment is in force).

Authorisations and compliance with laws

21.1.
Authorisations

Subject to the Legal Reservations and, where applicable, Perfection Requirements, each Obligor shall promptly:

(a)
obtain, comply with and do all that is necessary to maintain in full force and effect; and
(b)
(if requested) supply certified copies to the Agent of,

any Authorisation required under any law or regulation of a Relevant Jurisdiction to:

(i)
enable it to perform its obligations under the Finance Documents;
(ii)
ensure the legality, validity, enforceability or admissibility in evidence of any Finance Document; and
(iii)
carry on its business where failure to do so has or is reasonably likely to have a Material Adverse Effect.
21.2.
Compliance with Laws

Each Obligor shall (and the Parent shall ensure that each member of the Group will) comply in all respects with all laws to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect.

21.3.
Anti-Corruption Law; Use Of Proceeds
(a)
No Obligor shall (and the Parent shall ensure that no other member of the Group will) directly or indirectly use the proceeds of the Facilities or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of the FCPA or any other applicable anti-corruption law, or (ii) (A) to fund any activities or business of or with any Restricted Party, or (B) in any other manner that would result in a violation of Sanctions by any person (including any person participating in the Loans, whether as Agent, Arrangers, Lender, underwriter, advisor, investor, or otherwise).
(b)
Each Obligor shall (and the Parent shall undertake to ensure that each other member of the Group will):
(i)
conduct its businesses in compliance with applicable anti-corruption laws; and
(ii)
maintain policies and procedures designed to promote and achieve compliance with such laws.
(c)
This Clause 21.3 shall not be interpreted or applied in relation to any Party to this Agreement to the extent that the representations made pursuant to this Clause 21.3 violates or exposes such entity or any director, officer or employee thereof to any liability under any applicable anti-boycott or blocking law, regulation or statute that is in force from time to time in the European Union (and/or any of its member states) or the United Kingdom that are applicable to such entity (including EU Regulation (EC) 2271/96) and section 7 of the German Foreign Trade Regulation (Außenwirtschaftsverordnung - AWV) in connection with the German Foreign Trade Law (Außenwirtschaftsgesetz)).

21.4.
Taxation
(a)
Each Obligor shall (and the Parent shall ensure that each member of the Group will) ensure that all Taxes payable by, or assessed upon, it or its assets, are paid not later than the date on which such Taxes are required to be paid in order to avoid any material liability to interest and penalties, save to the extent:
(i)
such Taxes are being contested in good faith;
(ii)
adequate reserves for the payment of such Taxes are being maintained by it and the costs required to contest them which have been disclosed in its latest financial statements delivered to the Agent under Clause 19.1 (Financial Statements) or will be disclosed in the next financial statements delivered to the Agent under Clause 19.1 (Financial Statements); and
(iii)
payment of such Taxes can be lawfully withheld.
(b)
No member of the Group may change its residence for Tax purposes.

Restrictions on business focus

21.5.
Merger

No Obligor shall (and the Parent shall ensure that no other member of the Group will) enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction other than a Permitted Transaction or any sale, lease, transfer or other disposal permitted pursuant to Clause 21.13 (Disposals).

21.6.
Change of Business

The Parent shall procure that no substantial change is made to the general nature of the business of the Parent, the Obligors or the Group taken as a whole from that carried on by the Group at the date of this Agreement.

21.7.
Acquisitions
(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Parent shall ensure that no other member of the Group will):
(i)
acquire a company or any shares or securities or a business or undertaking (or, in each case, any interest in any of them); or
(ii)
incorporate a company.
(b)
Paragraph (a) above does not apply to an acquisition of a company, shares, securities or a business or undertaking (or, in each case, any interest in any of them) or the incorporation of a company which is:
(i)
a Permitted Acquisition;
(ii)
a Permitted Joint Venture; or
(iii)
a Permitted Transaction.

21.8.
Joint Ventures
(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Parent shall ensure that no other member of the Group will):
(i)
enter into, invest in or acquire (or agree to acquire unless such agreement is conditioned upon obtaining consent under this Agreement) any shares, stocks, securities or other interest in any Joint Venture; or
(ii)
transfer any assets or lend to or guarantee or give an indemnity for or give Security for the obligations of a Joint Venture or maintain the solvency of or provide working capital to any Joint Venture (or agree to do any of the foregoing unless such agreement is conditioned upon obtaining consent under this Agreement).
(b)
Paragraph (a) above does not apply to any acquisition of (or agreement to acquire) any interest in a Joint Venture, any investment (or agreement to invest) in a Joint Venture, any transfer of assets (or agreement to transfer assets) to a Joint Venture or any loan made to or any guarantee given in respect of the obligations of a Joint Venture if such transaction is a Permitted Acquisition, a Permitted Disposal, a Permitted Loan, a Permitted Joint Venture or a Permitted Transaction.
21.9.
Holding Companies

The Parent shall not (and the Parent shall procure that each Intermediate Holdco shall not) trade, carry on any business, own any assets or incur any liabilities except for:

(a)
normal holding company activities including holding shares in subsidiaries and any liabilities incurred or payments made by a holding company in respect of its share capital and professional fees, employee costs, administration costs and Taxes, and transactions in relation to its shareholding including implementation and operation of any management incentive plan or other management arrangements, in each case incurred in the ordinary course of its business as a holding company;
(b)
any actions necessary or desirable in connection with any actual or potential Listing;
(c)
any activity, step or action required to give effect to any Permitted Reorganisation and/or Listco Reorg;
(d)
providing to members of the Group management, administrative, legal, treasury and accounting services of a type customarily provided by a holding company to its subsidiaries including research and development, financial and strategic advisory services, and marketing and employing employees whose services are required for the operation of the Group and seconding those employees to members of the Group;
(e)
intercompany debt balances, making and/or receiving intercompany loans including for the purposes of making a Permitted Payment or Permitted Distribution (provided that, other than where made in connection with a Permitted Payment or Permitted Distribution such intercompany balances or loans do not exceed an aggregate outstanding amount equal to USD 500,000 at any time (but only excluding for the purposes of such cap any structural intercompany balances or loans disclosed to the Agent prior to the date of this Agreement), and other credit balances in bank accounts, cash and Cash Equivalent Investments;

(f)
any liabilities or activities required to give effect to the Permitted Reorganisation or expressly contemplated under the Finance Documents to which it is a party;
(g)
making Permitted Payments or entering into arrangements regarding any New Shareholder Injection or a Permitted Share Issue, including receiving intercompany loans made to it for funding any Permitted Payments;
(h)
making payments of dividends or other distributions (including the repayment of interest or principal in respect of intercompany loans) to any indirect shareholder of the Parent;
(i)
any liabilities arising by operation of law;
(j)
activities necessary to maintain the Tax status of the Group;
(k)
making claims (and the receipt of any related proceeds) for rebates or indemnification with respect to Taxes;
(l)
activities in connection with any litigation or court or other proceedings that are, in each case, being contested in good faith; and
(m)
any activities incidental to the foregoing,

(all the activities and transactions referred to in paragraphs (a) to (m) being the “Permitted Holding Company Activity”).

Restrictions on dealing with assets and Security

21.10.
Preservation of Assets

Each Obligor shall (and the Parent shall ensure that each other member of the Group will) maintain in good working order and condition (ordinary wear and tear excepted) all of its material assets necessary in the conduct of its business.

21.11.
Pari Passu Ranking

Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

21.12.
Negative Pledge

In this Clause 21.12, “Quasi-Security” means an arrangement or transaction described in paragraph (b) below.

Except as permitted under paragraph (c) below:

(a)
Neither the Parent nor any Obligor shall (and the Parent shall ensure that no other member of the Group will) create or permit to subsist any Security over any of its assets.
(b)
Neither the Parent nor any Obligor shall (and the Parent shall ensure that no other member of the Group will):
(i)
sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor or any other member of the Group;
(ii)
sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)
enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or
(iv)
enter into any other preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)
Subject to paragraph (d) below, paragraphs (a) and (b) above do not apply to any Security or (as the case may be) Quasi-Security, which is:
(i)
Permitted Security;
(ii)
a Permitted Transaction; or
(iii)
a Permitted Intellectual Property Activity.
(d)
Nothing in this Clause 21.12 shall permit the creation or subsistence of any Security or (as the case may be) Quasi-Security over any of the Intellectual Property owned by any member of the Group other than the Transaction Security.
21.13.
Disposals
(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Parent shall ensure that no other member of the Group will) enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset.
(b)
Paragraph (a) above does not apply to any sale, lease, transfer or other disposal which is:
(i)
a Permitted Disposal; or
(ii)
a Permitted Transaction.
21.14.
Arm’s Length Basis

(a) Except as permitted by paragraph (b) below, no Obligor shall (and the Parent shall ensure that no other member of the Group will) enter into any transaction with any person except on arm’s length (or better) terms and for at least full market value.

(b) The following transactions shall not be a breach of this Clause 21.14:

(i) transactions where an Obligor receives the benefit of terms which are not arm’s length terms or for full market value;

(ii) intra-Group loans permitted under Clause 21.15 (Loans or Credit);

(iii) any Permitted Transaction (other than a transaction falling under paragraph (e) of that definition); and

(iv) any Liabilities Acquisition which is permitted by, and as defined in, the Priority Agreement.

Restrictions on movement of cash – cash out

21.15.
Loans or Credit
(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Parent shall ensure that no other member of the Group will) be a creditor in respect of any Financial Indebtedness.

(b)
Paragraph (a) above does not apply to:
(i)
a Permitted Loan;
(ii)
a Permitted Guarantee;
(iii)
a Permitted Distribution or Permitted Payment; or
(iv)
a Permitted Transaction.
21.16.
No Guarantees or Indemnities
(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Parent shall ensure that no other member of the Group will) incur or allow to remain outstanding any guarantee in respect of any obligation of any person.
(b)
Paragraph (a) above does not apply to a guarantee which is:
(i)
a Permitted Guarantee; or
(ii)
a Permitted Transaction.
21.17.
Dividends and Share Redemption
(a)
Except as permitted under paragraph (b) below, the Parent shall not (and will ensure that no other member of the Group will):
(i)
declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital);
(ii)
repay or distribute any dividend or share premium reserve;
(iii)
repay or prepay any principal amount (or capitalised interest) or interest, fee or charge outstanding in respect of any shareholder loans;
(iv)
pay or allow any member of the Group to pay any management, advisory or other fee to or to the order of any of the shareholders of the Parent; or
(v)
redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so.
(b)
Paragraph (a) above does not apply:
(i)
to a Permitted Distribution;
(ii)
to a Permitted Payment;
(iii)
to a Permitted Transaction (other than one referred to in paragraph (e) of the definition of that term); or
(iv)
at any time from and including the Release Condition Date.

Restrictions on movement of cash – cash in

21.18.
Financial Indebtedness
(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Parent shall ensure that no other member of the Group will) incur or allow to remain outstanding any Financial Indebtedness.

(b)
Paragraph (a) above does not apply to Financial Indebtedness which is:
(i)
Permitted Financial Indebtedness; or
(ii)
a Permitted Transaction.
21.19.
Share Capital

No Obligor shall (and the Parent shall ensure that no other member of the Group will) issue any shares except pursuant to:

(a)
a Permitted Share Issue; or
(b)
a Permitted Transaction.

Miscellaneous

21.20.
Insurance
(a)
Each Obligor shall (and the Parent shall ensure that each other member of the Group will) maintain insurances on and in relation to its business and assets against those risks and to the extent as is usual for companies carrying on the same or substantially similar business.
(b)
All insurances must be with reputable independent insurance companies or underwriters.
21.21.
Treasury Transactions

No Obligor shall (and the Parent will procure that no other member of the Group will) enter into any Treasury Transaction, other than:

(a)
the hedging transactions documented by the Hedging Agreements;
(b)
spot and forward delivery foreign exchange contracts entered into in the ordinary course of business and not for speculative purposes; and
(c)
any Treasury Transaction entered into for the hedging of actual or projected exposures provided that such hedging arrangements are not entered into for speculative purposes.
21.22.
Guarantors
(a)
Subject to the Agreed Security Principles, the Parent shall ensure that within 90 days from the Closing Date:
(i)
each Material Company; and
(ii)
each member of the Group as is necessary to ensure that:
(A)
the aggregate of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as EBITDA) of the Guarantors (calculated on an unconsolidated basis and excluding all intra-Group items, goodwill and investments in Subsidiaries of any member of the Group, as applicable) represents not less than 80 per cent. Of EBITDA of the Group; and

(B)
the aggregate of the net revenues of the Guarantors represents not less than 80 per cent. of the consolidated net revenues of the Group,

is party to this Agreement as an Additional Guarantor, but calculated in each case:

(X)
excluding (if elected by the Parent) from the determination of the denominator of such calculation any EBITDA or net revenues (as appropriate) attributable to any member of the Group which is not required to or cannot become a Guarantor as a result of the application of the Agreed Security Principles; and
(Y)
excluding from both the numerator and the denominator of such calculation, any EBITDA or net revenues (as appropriate) attributable to any Obligor generating negative EBITDA or negative net revenues (as appropriate),

(the “Guarantor Coverage Test”).

(b)
The Parent shall ensure that each Material Company and any member of the Group required pursuant to paragraph (a) above to be party to this Agreement as an Additional Guarantor delivers to the Agent the documents and evidence identified in Part 2 (Conditions Subsequent) of Schedule 2 (Conditions) and (to the extent not already provided under Part 2 (Conditions Subsequent) in Part 3 (Conditions Precedent Required to be Delivered by an Additional Guarantor) of Schedule 2 (Conditions) in each case within 90 days from the Closing Date.
(c)
Subject to the Agreed Security Principles, following the date of this Agreement, the Parent shall ensure that, as soon as reasonably practicable and in any event within 90 days from the date on which the Annual Financial Statements and accompanying Compliance Certificate are required to be delivered in accordance with paragraph (a) of Clause 19.1 (Financial Statements), each Material Company and any member of the Group required to become an Additional Guarantor in order to ensure ongoing compliance with the Guarantor Coverage Test, accedes to this Agreement as an Additional Guarantor and, subject to the Agreed Security Principles, grants Security in accordance with Part 3 (Conditions Precedent Required to be Delivered by an Additional Guarantor) of Schedule 2 (Conditions) (and, for the avoidance of doubt, no Default or Event of Default will be deemed to occur prior to the expiry of such 90-day period by reason of the Guarantor Coverage Test not having been met or a result or a result of such entities not having acceded as Additional Guarantors).
(d)
Compliance with the Guarantor Coverage Test in accordance with paragraphs (a) and (c) above shall be determined in respect of the date of this Agreement by reference to the Original Financial Statements and following the date of this Agreement by reference to the most recently delivered Annual Financial Statements taken together with the relevant Compliance Certificate (if a Compliance Certificate has been delivered).
21.23.
ERISA-Related Information

Each Obligor shall:

(a)
(i) promptly upon written request of the Agent, deliver thereto copies of each annual and other return, report or valuation with respect to each Employee Plan or Multiemployer Plan, as filed with any applicable governmental authority and (ii) promptly following receipt thereof, deliver to the Agent copies of (A) any documents described in Sections 101(k) or 101(l) of ERISA that any Obligor or any ERISA

Affiliate may request with respect to any Multiemployer Plan and (B) any documents described in Section 101(f) of ERISA that any Obligor or any ERISA Affiliate receives with respect to any Multiemployer Plan;
(b)
promptly and in any event within 15 Business Days after any Obligor or any ERISA Affiliate knows that an ERISA Event has occurred and that such ERISA Event has or could reasonably be expected to have a Material Adverse Effect, deliver to the Agent a statement of the finance director of the Parent or other officer acceptable to the Agent (acting reasonably) of such Obligor describing such occurrence and the action, if any, that such Obligor or such ERISA Affiliate has taken and proposes to take with respect thereto; and
(c)
promptly and in any event within 15 days after receipt thereof by any Obligor or any ERISA Affiliate, deliver to the Agent copies of each notice from the PBGC stating its intention to terminate any Employee Plan under Section 4042 or to have a trustee appointed to administer any Employee Plan, in either case, if the same could reasonably be expected to have a Material Adverse Effect.
21.24.
Compliance with ERISA

Each Obligor shall maintain all Employee Plans that are presently in existence or may, from time to time, come into existence, in compliance with the terms of any such Employee Plan, the applicable requirements of ERISA and the Code and all other applicable laws, in each case, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

21.25.
Federal Reserve Regulations

Each Obligor will use the Loans without violating Regulations T, U and X.

21.26.
Further Assurance
(a)
Subject to the Agreed Security Principles, each Obligor shall (and the Parent shall procure that each other member of the Group will) promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as a Security Agent may reasonably specify (and in such form as the relevant Security Agent may reasonably require in favour of the relevant Security Agent or its nominee(s)):
(i)
to perfect the Security created or intended to be created under or evidenced by the Transaction Security Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the relevant Security Agent or the Finance Parties provided by or pursuant to the Finance Documents or by law; and/or
(ii)
to confer on the relevant Security Agent or confer on the Finance Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Transaction Security Documents; and/or
(iii)
to facilitate the realisation of the assets which are, or are intended to be, the subject of the Transaction Security.

(b)
Subject to the Agreed Security Principles, each Obligor shall (and the Parent shall procure that each other member of the Group will) take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on a Security Agent or the Finance Parties by or pursuant to the Finance Documents.
21.27.
Sanctions
(a)
Each Obligor shall ensure that no proceeds of the Facilities will directly or knowingly indirectly be used and that no proceeds of the Facilities will be lent, contributed or otherwise made available to any person (whether or not related to the Obligors) for the purpose of:
(i)
financing any trade, business or other activities;
(A)
involving or for the benefit of any Restricted Party or Restricted Country; or
(B)
in any other manner that might reasonably be expected to result in (i) an Obligor or (ii) any Finance Party or an Affiliate of any Finance Party, being in breach of any Sanctions (if and to the extent applicable to any of them) or becoming a Restricted Party;
(ii)
engaging in any transaction that evades or circumvents or has the purpose of evading or circumventing or breaches or attempts to breach, directly or indirectly, any Sanctions; or
(iii)
funding all or part of any payment in connection with the Facilities out of proceeds derived from business or transactions with a Restricted Party or involving business with a Restricted Country or from any action which is in breach of Sanctions.
(b)
Each Obligor shall ensure that appropriate controls and safeguards are in place designed to prevent any action being taken that would be contrary to paragraph (a) above.
(c)
Each Obligor shall comply with all applicable Sanctions.
(d)
To the extent permitted under applicable laws, each Obligor shall promptly upon becoming aware of the same, supply to the Agent details of any claim, action, suit, proceedings or investigations against it by a Sanctions Authority with respect to Sanctions.
(e)
This Clause 21.27 shall not be interpreted or applied in relation to any Party to this Agreement to the extent that the obligations under this Clause 21.27 violates or exposes such entity or any director, officer or employee thereof to any liability under any applicable anti-boycott or blocking law, regulation or statute that is in force from time to time in the European Union (and/or any of its member states) or the United Kingdom that are applicable to such entity (including EU Regulation (EC) 2271/96) and section 7 of the German Foreign Trade Regulation (Außenwirtschaftsverordnung - AWV) in connection with the German Foreign Trade Law (Außenwirtschaftsgesetz)).

21.28.
People with Significant Control Regime

The Parent shall ensure that all UK Obligors will:

(a)
within the relevant timeframe, comply with any notice it receives pursuant to Part 21A of the Companies Act 2006 from any company incorporated in the United Kingdom whose shares are the subject of the Transaction Security; and
(b)
promptly provide the Security Agent with a copy of that notice.
22.
Promissory Notes
22.1.
Principal Notes and Second Notes

With respect to Al Fakher Pioneer for Trading and any other Guarantor incorporated in the Kingdom of Saudi Arabia (each, a “Saudi Guarantor”), such Saudi Guarantor shall deliver to the Agent on or prior to the date such Guarantor enters into or accedes to this Agreement and thereafter as contemplated in this Clause 22:

(a)
an original principal promissory note (the “Principal Promissory Note”) which is in an amount equal to the Total Commitments; and
(b)
an additional promissory note (the “Additional Promissory Note”) which is in an aggregate amount equal to the interest payable by the Borrower under this Agreement which the Agent reasonably estimates would be payable by the Borrower during the 12 Month period from the date of issuance of the Additional Promissory Notes, together, the “Promissory Notes”.

22.2.
Further Promissory Notes

If at any time during a 12 Month period, the Agent reasonably believes that the aggregate interest that will be payable in respect of a Loan under this Agreement during the remainder of such 12 Month period will exceed the aggregate amount of the Additional Promissory Note that has been issued and delivered to the Agent by a Saudi Guarantor pursuant to this Clause 22 and which has not expired and/or returned to such Saudi Guarantor pursuant to Clause 22.4 (Return of Promissory Notes), the Agent shall notify that Saudi Guarantor and that Saudi Guarantor shall issue such further Additional Promissory Note to the Agent as is necessary to ensure that the amount of an Additional Promissory Note held by the Agent with respect to the Loans outstanding is at least equal to the interest that the Agent reasonably estimates will fall due for payment during the remainder of such 12 Month period.

22.3.
Substitute Promissory Notes

No later than the date falling 11 Months after the date on which the Promissory Notes contemplated by Clause 22.1 (Principal Notes and Second Notes) were issued and thereafter at 11 Month intervals (each such 11 Month period being referred to as a “Promissory Note Period”) each Saudi Guarantor will provide to the Agent:

(a)
a Principal Promissory Note in an amount equivalent to the Total Commitments; and
(b)
an Additional Promissory Note in the amount contemplated in paragraph (b) of Clause 22.1 (Principal Notes and Second Notes),

in substitution for the Promissory Notes held by the Agent in respect of the immediately preceding Promissory Note Period.

22.4.
Return of Promissory Notes

The Agent shall return the Promissory Notes then held by it to such Saudi Guarantor where:

(a)
they have been replaced as contemplated in Clause 22.3 (Substitute Promissory Notes);
(b)
that Saudi Guarantor has delivered a satisfactory substitute Additional Promissory Note in accordance with Clause 22.2 (Further Promissory Notes); or
(c)
if earlier, when all Loans outstanding under this Agreement are repaid in full.
22.5.
Presentation of Promissory Notes

The Agent undertakes that it will not present any of the Promissory Notes for payment or permit the presentation thereof other than to the relevant enforcement judge or such other appropriate forum in the Kingdom of Saudi Arabia as the Agent may choose to have exclusive jurisdiction to hear any dispute arising out of or relating to any Promissory Note and then only in respect of an Event of Default which is continuing and for a claim in respect of that Saudi Guarantor in an amount no greater than the amounts which are then due and payable by a Saudi Guarantor, notwithstanding that the face amount of the Promissory Note(s) may be greater.

22.6.
Form and Requirements of Promissory Notes

Each Promissory Note to be delivered to the Agent pursuant to the provisions of this Agreement shall be:

(a)
in the form set out in Schedule 16 (Form of Promissory Note) or such other form as the Agent may reasonably require;
(b)
issued to the order of the Agent;
(c)
signed by one or more authorised signatories of that Saudi Guarantor;
(d)
dated the date on which it is issued;
(e)
denominated in USD;
(f)
an original signed and issued in the Kingdom of Saudi Arabia; and
(g)
stamped with that Saudi Guarantor’s official stamp.
23.
Events of Default

Each of the events or circumstances set out in this Clause 23 is an Event of Default (save for Clause 23.16 (Acceleration) and Clause 23.17 (Clean-Up Period)).

23.1.
Non-Payment

An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

(a)
its failure to pay is caused by:
(i)
administrative or technical error; or
(ii)
a Disruption Event; and
(b)
payment is made within 5 Business Days of its due date.

23.2.
Financial Covenants
(a)
Any requirement of Clause 20 (Financial Covenants) is not satisfied subject to all remedy and cure rights referred to in Clause 20.4 (Equity Cure).
23.3.
Other Obligations
(a)
An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 23.1 (Non-Payment) and Clause 23.2 (Financial Covenants and Transaction Security)).
(b)
No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 20 Business Days of the earlier of (i) the Agent giving notice to the Parent or relevant Obligor and (ii) the Parent or an Obligor becoming aware of the failure to comply.
23.4.
Misrepresentation
(a)
Any representation or statement made or deemed to be made by the Parent or an Obligor in the Finance Documents or any other document delivered by or on behalf of the Parent or any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading when made or deemed to be made.
(b)
No Event of Default under paragraph (a) above will occur if the facts or circumstances underlying the misrepresentation are capable of remedy and are remedied within 20 Business Days of the earlier of (i) the Agent giving notice to the Parent, relevant Obligor or the Parent (as applicable) and (ii) the Parent or an Obligor (as applicable) becoming aware of the misrepresentation.
23.5.
Cross Default
(a)
Any Financial Indebtedness of any member of the Group is not paid when due or within any originally applicable grace period.
(b)
Any Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).
(c)
Any commitment for any Financial Indebtedness of any member of the Group is cancelled or suspended by a creditor of any member of the Group as a result of an event of default (however described).
(d)
Any creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described).
(e)
No Event of Default will occur under this Clause 23.5 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than USD20,000,000 (or its equivalent in any other currency or currencies).

23.6.
Insolvency
(a)
The Parent or a member of the Group:
(i)
is unable or admits inability to pay its debts as they fall due;
(ii)
is deemed to, or is declared to, be unable to pay its debts under applicable law;
(iii)
other than with respect to a member of the Group incorporated under the laws of the US, any state or territory thereof or the District of Columbia, suspends or threatens to suspend making payments on any of its debts;
(iv)
other than with respect to a member of the Group incorporated under the laws of the US, any state or territory thereof or the District of Columbia, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness; or
(v)
with respect to a member of the Group incorporated under the laws of the US, any state or territory thereof or the District of Columbia, makes a general assignment for the benefit of its creditors.
(b)
A moratorium is declared in respect of any indebtedness of the Parent or of any member of the Group. If a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium.
23.7.
Insolvency Proceedings
(a)
Other than with respect to a member of the Group incorporated under the laws of the US, any state or territory thereof or the District of Columbia any corporate action, legal proceedings or other procedure or step is taken in relation to:
(i)
the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the Parent or any member of the Group;
(ii)
a composition, compromise, assignment or arrangement with any creditor of the Parent or any member of the Group;
(iii)
the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of the Parent or any member of the Group or any of its assets; or
(iv)
enforcement of any Security over any assets of the Parent or any member of the Group having an aggregate value in excess of USD30,000,000,

or any analogous procedure or step is taken in any jurisdiction including any corporate action, legal proceedings or other procedure or step in respect of being declared "bankrupt" within the meaning of Article 8 of the Interpretation (Jersey) Law 1954.

(b)
Paragraph (a) above shall not apply to:
(i)
any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 30 days of commencement; or
(ii)
any step or procedure contemplated by paragraph (b) of the definition of “Permitted Transaction”.

(c)
In relation to any member of the Group incorporated under the laws of the US, any state or territory thereof or the District of Columbia, an involuntary proceeding is commenced or an involuntary petition is filed in a court of competent jurisdiction in the United States seeking:
(i)
relief in respect of such member of the Group, or of a substantial part of the property or assets of such member of the Group, under US Bankruptcy Law, or under any other applicable bankruptcy, insolvency or similar law of the United States or any state thereof or the District of Columbia, now or hereafter in effect; or
(ii)
the appointment of a receiver, trustee, custodian, examiner, liquidator, sequestrator, conservator or similar official for such member of the Group or for a substantial part of the property or assets of such member of the Group;

and, in any such case, such proceeding or petition shall continue undismissed, or, in the case of paragraph (ii) above, an order, judgment or decree approving or ordering such action shall be entered and continue unstayed and in effect, in each case, for 60 or more days, or an order for relief against such member of the Group.

(d)
In relation to any member of the Group incorporated under the laws of the US, any state or territory thereof or the District of Columbia:
(i)
voluntarily commences any proceeding or files any petition seeking relief under US Bankruptcy Law, or under any other applicable bankruptcy insolvency or similar law of the United States or any state thereof or the District of Columbia, now or hereafter in effect;
(ii)
consents to the institution of, or fails to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (c) above;
(iii)
applies for or consents to the appointment, pursuant to the laws of the United States or any state thereof, of a receiver, trustee, custodian, sequestrator, conservator or similar official for such member of the Group or for a substantial part of the property or assets of any such member of the Group;
(iv)
files an answer admitting the material allegations of a petition filed against it in any such proceeding; or
(v)
takes any action for the purpose of effecting any of the foregoing.
(e)
Paragraphs (c) and (d) above shall not apply to any Permitted Transaction.
23.8.
Creditors’ Process

Any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects any asset or assets of a member of the Group having an aggregate value of USD20,000,000 and is not discharged within 30 days of commencement.

23.9.
Unlawfulness and Invalidity
(a)
It is or becomes unlawful for the Parent or an Obligor to perform any of its obligations under the Finance Documents or any Transaction Security created or expressed to be created or evidenced by the Transaction Security Documents ceases to be effective or any subordination created under the Priority Agreement is or becomes unlawful.
(b)
Any obligation or obligations of the Parent or any Obligor under any Finance Documents are not (subject to the Legal Reservations) or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the Lenders under the Finance Documents.
(c)
Any Finance Document ceases to be in full force and effect or any Transaction Security or any subordination created under the Priority Agreement ceases to be legal, valid, binding, enforceable or effective or is alleged by a party to it (other than a Finance Party) to be ineffective.
23.10.
Priority Agreement
(a)
Any Investor or Shareholder (each as defined in the Priority Agreement) to the Priority Agreement fails to comply with the provisions of, or does not perform its obligations under, the Priority Agreement; or
(b)
a representation or warranty given by that Investor in the Priority Agreement is incorrect in any material respect,

and, if the non-compliance or circumstances giving rise to the misrepresentation are capable of remedy, it is not remedied within 20 Business Days of the earlier of the Agent giving notice to that party or that party becoming aware of the non-compliance or misrepresentation.

23.11.
Cessation of Business

Any member of the Group suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business except as a result of a Permitted Disposal or a Permitted Transaction.

23.12.
Audit Qualification

The Auditors qualify the audited annual consolidated financial statements of the Parent in relation to continuing as a going concern or otherwise as a result of facts or circumstances which result in a Material Adverse Effect.

23.13.
Repudiation and Rescission of Agreements

The Parent or an Obligor (or any other relevant party (other than the Finance Parties)) rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or any of the Transaction Security or evidences an intention to rescind or repudiate a Finance Document or any Transaction Security.

23.14.
Litigation

Any litigation, arbitration or administrative proceedings or investigations of, or before, any court, arbitral body or agency are started or threatened, or any judgment, award, decision or order of a court, arbitral body or agency is made, in relation to the Finance Documents or the transactions contemplated in the Finance Documents or against any member of the Group or its assets which has, or is, reasonably likely to have a Material Adverse Effect.

23.15.
Material Adverse Change

Any event or circumstance occurs which the Majority Lenders reasonably believe has or is reasonably likely to have a Material Adverse Effect.

23.16.
Acceleration
(a)
On and at any time after the occurrence of an Event of Default which is continuing, the Agent may, and shall if so directed by the Majority Lenders, by notice to the Parent:
(i)
cancel the Commitments which are unutilised at which time they shall immediately be cancelled and each Facility shall cease to be available for further utilisation;
(ii)
declare that all or part of the Utilisations, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, at which time they shall become immediately due and payable; and/or
(iii)
declare that all or part of the Utilisations be payable on demand, at which time they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders; and/or
(iv)
exercise or direct a Security Agent to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents.
(b)
If an Event of Default under Clause 23.6 (Insolvency) or Clause 23.7 (Insolvency Proceedings) shall occur in a United States court of competent jurisdiction (an “Automatic Acceleration Event”) in respect of the Borrower, then without notice to the Parent or any other person, or any other act by the Agent or any other person, the Total Commitments shall automatically terminate and the principal of the Loans to such Borrower, together with all accrued interest thereon, and all other amounts owed by such Borrower under the Finance Documents shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived.
23.17.
Clean-Up Period

Notwithstanding any other provision of any Finance Document:

(a)
a breach of the representations and warranties under Clause 18 (Representations);
(b)
a breach of the undertakings specified in Clause 21 (General Undertakings); or
(c)
an Event of Default under Clause 23 (Events of Default) (other than a breach of Clause 23.1 (Non-Payment), 23.6 (Insolvency) or 23.7 (Insolvency Proceedings) in relation to any entity acquired in the context of a Permitted Acquisition which is a Material Company), during a Clean-Up Period will be deemed not to be a breach of representation or warranty, a breach of undertaking or an Event of Default or constitute a drawstop or allow acceleration of the Facilities (as the case may be) if:

(i)
it would have been (if it were not for this Clause 23.17) a breach of representation or warranty, a breach of undertaking or an Event of Default only by reason of circumstances relating exclusively to any entity acquired in the context of a Permitted Acquisition;
(ii)
it is capable of remedy and reasonable steps are being taken to remedy it;
(iii)
the circumstances giving rise to it have not been procured by or approved by any member of the Group; and
(iv)
it does not have, and is not reasonably likely to have, a Material Adverse Effect.

If the relevant circumstances are continuing on or after the end of the applicable Clean-Up Period, there shall be a breach of representation or warranty, breach of undertaking or Event of Default, as the case may be notwithstanding the above (and without prejudice to the rights and remedies of the Finance Parties).

Section 9

Changes to Parties

24.
Changes to the Lenders
24.1.
Assignments and Transfers by the Lenders

Subject to this Clause 24 and to Clause 26 (Debt Purchase Transactions), a Lender (the “Existing Lender”) may:

(a)
assign any of its rights;
(b)
transfer by novation any of its rights and obligations; or
(c)
grant any sub-participations or sub-contracts in respect of any of its rights or obligations,

under any Finance Document (each a “Transfer”) to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the “New Lender”).

24.2.
Parent Consent
(a)
On or prior to the Closing Date, the prior written consent of the Parent (in its sole discretion) shall be required for any Transfer by an Existing Lender, unless the Transfer is to an Original Lender or an Affiliate of an Original Lender.
(b)
At any time after the Closing Date, the prior written consent of the Parent shall be required for any Transfer by an Existing Lender unless the Transfer is:
(i)
to another Lender or an Affiliate of any Lender;
(ii)
to a Related Fund;
(iii)
to a person included on the Approved List; or
(iv)
made at a time when an Event of Default is continuing under Clauses 23.1 (Non-Payment), 23.6 (Insolvency) or 23.7 (Insolvency Proceedings).
(c)
The consent of the Parent to a Transfer required under paragraph (b) above must not be unreasonably withheld or delayed. The Parent will be deemed to have given its consent five Business Days after the Existing Lender has requested it unless consent is expressly refused by the Parent within that time.
(d)
Notwithstanding any other term of this Clause 24.2, the prior written consent of the Parent (in its sole discretion) is required at all times for any Transfer by an Existing Lender to:
(i)
a Loan to Own/Distressed Investor, unless an Event of Default is continuing under Clause 23.1 (Non-Payment), 23.6 (Insolvency) or 23.7 (Insolvency proceedings);
(ii)
an Industry Competitor (including any Competitor Shareholder); or
(iii)
a Defaulting Lender (or any person which would, upon becoming a Lender, be a Defaulting Lender).

(e)
The Parent and the Agent may, each acting reasonably, by agreement amend or revise the Approved List from time to time. In addition to the foregoing, the Parent may unilaterally remove up to five names from the Approved List in each Financial Year by notice to the Agent with immediate effect, but there shall be no ability to remove Existing Lenders or their Affiliates or Related Funds from the Approved List. Lenders shall be entitled to propose replacement names (through the Agent), which the Parent agrees to consider in good faith.
24.3.
Other Conditions of Transfer
(a)
Other than in the case of an assignment permitted by paragraph (b) of Clause 26.1 (Permitted Debt Purchase Transactions), an assignment will only be effective on:
(i)
receipt by the Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Agent) that the New Lender will assume the same obligations to the other Finance Parties and the other Secured Parties as it would have been under if it had been an Original Lender;
(ii)
performance by the Agent of all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Agent shall promptly notify to the Existing Lender and the New Lender; and
(iii)
recordation in the Register.
(b)
A transfer will only be effective if the procedure set out in Clause 24.6 (Procedure for Transfer) is complied with.
(c)
If:
(i)
a Lender makes a Transfer of any of its rights or obligations under the Finance Documents or changes its Facility Office; and
(ii)
as a result of circumstances existing at the date the Transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender, the Lender granting the sub-participation or sub-contract or Lender acting through its new Facility Office under Clause 12 (Tax Gross-Up and Indemnities) or Clause 13 (Increased Costs),

then the New Lender, the Lender granting the sub-participation or sub-contract or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, Transfer or change had not occurred.

(d)
Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

24.4.
Assignment or Transfer Fee
(a)
Subject to paragraph (b) below, the New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Agent (for its own account) a fee of USD 5,000.
(b)
No fee is payable pursuant to paragraph (a) above if:
(i)
the Agent agrees that no fee is payable; or
(ii)
the assignment or transfer is made by an Existing Lender:
(A)
to an Affiliate of that Existing Lender;
(B)
to a fund which is a Related Fund of that Existing Lender; or
(C)
in connection with primary syndication of any Facility.
24.5.
Limitation of Responsibility of Existing Lenders
(a)
Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:
(i)
the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents, the Transaction Security or any other documents;
(ii)
the financial condition of any Obligor;
(iii)
the performance and observance by any Obligor or any other member of the Group of its obligations under the Finance Documents or any other documents; or
(iv)
the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

and any representations or warranties implied by law are excluded.

(b)
Each New Lender confirms to the Existing Lender, the other Finance Parties and the Secured Parties that it:
(i)
has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender or any other Finance Party in connection with any Finance Document or the Transaction Security; and
(ii)
will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.
(c)
Nothing in any Finance Document obliges an Existing Lender to:
(i)
accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 24; or
(ii)
support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

24.6.
Procedure for Transfer
(a)
Subject to the conditions set out in Clause 24.2 (Parent Consent) and Clause 24.3 (Other Conditions of Transfer) a transfer is effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender and the Agent makes a corresponding entry in the Register pursuant to Clause 24.11 (Register). The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate and make such corresponding entry in the Register.
(b)
The Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender and make such corresponding entry in the Register once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.
(c)
Subject to Clause 24.10 (Pro Rata Interest Settlement), on the Transfer Date:
(i)
to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance Documents and in respect of the Transaction Security shall be cancelled (being the “Discharged Rights and Obligations”);
(ii)
each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor or other member of the Group and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;
(iii)
the Agent, the Arrangers, the Security Agents, the New Lender and the other Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had the New Lender been an Original Lender with the rights, and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Arrangers, the Security Agents and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and
(iv)
the New Lender shall become a Party as a “Lender”.
24.7.
Procedure for Assignment
(a)
Subject to the conditions set out in Clause 24.2 (Parent Consent) and Clause 24.3 (Other Conditions of Transfer) an assignment may be effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)
The Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.
(c)
Subject to Clause 24.10 (Pro Rata Interest Settlement), on the Transfer Date:
(i)
the Existing Lender will assign absolutely to the New Lender its rights under the Finance Documents and in respect of the Transaction Security expressed to be the subject of the assignment in the Assignment Agreement;
(ii)
the Existing Lender will be released from the obligations (the “Relevant Obligations”) expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Transaction Security); and
(iii)
the New Lender shall become a Party as a “Lender” and will be bound by obligations equivalent to the Relevant Obligations.
(d)
Lenders may utilise procedures other than those set out in this Clause 24.7 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with Clause 24.6 (Procedure for Transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 24.2 (Parent Consent) and Clause 24.3 (Other Conditions of Transfer).
24.8.
Copy of Transfer Certificate or Assignment Agreement to Parent

The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send to the Parent a copy of that Transfer Certificate, Assignment Agreement or Increase Confirmation.

24.9.
Security Over Lenders’ Rights

In addition to the other rights provided to Lenders under this Clause 24, each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)
any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and
(b)
any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)
release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or
(ii)
require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

24.10.
Pro Rata Interest Settlement
(a)
If the Agent has notified the Lenders that it is able to distribute interest payments on a “pro rata basis” to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 24.6 (Procedure for Transfer) or any assignment pursuant to Clause 24.7 (Procedure for Assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):
(i)
any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date (“Accrued Amounts”) and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period; and
(ii)
the rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts so that, for the avoidance of doubt:
(A)
when the Accrued Amounts become payable, those Accrued Amounts will be payable for the account of the Existing Lender; and
(B)
the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 24.10, have been payable to it on that date, but after deduction of the Accrued Amounts.
(b)
In this Clause 24.10 references to “Interest Period” shall be construed to include a reference to any other period for accrual of fees.
(c)
An Existing Lender which retains the right to the Accrued Amounts pursuant to this Clause 24.10 but which does not have a Commitment shall be deemed not to be a Lender for the purposes of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Lenders under the Finance Documents.
24.11.
Register

The Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Transfer Certificate or Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof (and only such Persons) as a Lender hereunder for all purposes of this Agreement. A copy of the Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

25.
Accession of Hedge Counterparties

Any person which becomes a party to the Priority Agreement as a Hedge Counterparty shall, at the same time, become a Party to this Agreement as a Hedge Counterparty in accordance with paragraph (c) of clause 17.9 (Creditor/Agent Accession Undertaking) of the Priority Agreement.

26.
Debt Purchase Transactions
26.1.
Permitted Debt Purchase Transactions
(a)
The Parent shall not, and shall procure that each other member of the Group shall not (i) enter into any Debt Purchase Transaction other than in accordance with the other provisions of this Clause 26 or (ii) beneficially own all or any part of the share capital of a company that is a Lender or a party to a Debt Purchase Transaction of the type referred to in paragraph (b) or (c) of the definition of “Debt Purchase Transaction”.
(b)
A member of the Group may purchase by way of assignment, pursuant to Clause 24 (Changes to the Lenders), a participation in any Loan and any related Commitment where:
(i)
such purchase is made for a consideration of less than par;
(ii)
such purchase is made using one of the processes set out at paragraphs (c) and (d) below; and
(iii)
such purchase is made at a time when no Default is continuing.
(c)
A Debt Purchase Transaction referred to in paragraph (b) above may be entered into pursuant to a solicitation process (a “Solicitation Process”) which is carried out as follows.
(i)
Prior to 11.00 am on a given Business Day (the “Solicitation Day”) the Borrower or a financial institution acting on its behalf (the “Purchase Agent”) will approach at the same time each Lender to enable them to offer to sell to the Borrower an amount of their participation in a Facility. Any Lender wishing to make such an offer shall, by 11.00 am on the second Business Day following such Solicitation Day, communicate to the Purchase Agent details of the amount of its participations it is offering to sell and the price at which it is offering to sell such participations. Any such offer shall be irrevocable until 11.00 am on the third Business Day following such Solicitation Day and shall be capable of acceptance by the Borrower on or before such time by communicating its acceptance in writing to the Purchase Agent or, if it is the Purchase Agent, the relevant Lenders. The Purchase Agent (if someone other than the Borrower) will communicate to the relevant Lenders which offers have been accepted by 12 noon on the third Business Day following such Solicitation Day. In any event by 5.00 pm on the fourth Business Day following such Solicitation Day, the Parent shall notify the Agent of the amounts of the participations purchased through the relevant Solicitation Process and the average price paid for the purchase of participations in the relevant Facility. The Agent shall promptly disclose such information to the Lenders.
(ii)
Any purchase of participations in a Facility pursuant to a Solicitation Process shall be completed and settled on or before the fifth Business Day after the relevant Solicitation Day.
(iii)
In accepting any offers made pursuant to a Solicitation Process the Parent shall be free to select which offers and in which amounts it accepts but on the basis that in relation to a participation in the relevant Facility it accepts offers in inverse order of the price offered (with the offer or offers at the lowest price being accepted first) and that if it receives two or more offers at the same price it shall only accept such offers on a pro rata basis.

(d)
A Debt Purchase Transaction referred to in paragraph (b) above may also be entered into pursuant to an open order process (an “Open Order Process”) which is carried out as follows.
(i)
The Borrower may by itself or through another Purchase Agent place an open order (an “Open Order”) to purchase participations in a Facility up to a set aggregate amount at a set price by notifying at the same time all the Lenders of the same. Any Lender wishing to sell pursuant to an Open Order will, by 11.00 am on any Business Day following the date on which the Open Order is placed but no earlier than the first Business Day, and no later than the fifth Business Day, following the date on which the Open Order is placed, communicate to the Purchase Agent details of the amount of its participations it is offering to sell. Any such offer to sell shall be irrevocable until 11.00 am on the Business Day following the date of such offer from the Lender and shall be capable of acceptance by the Borrower on or before such time by it communicating such acceptance in writing to the relevant Lender.
(ii)
Any purchase of participations in the relevant Facility pursuant to an Open Order Process shall be completed and settled by the Borrower on or before the fourth Business Day after the date of the relevant offer by a Lender to sell under the relevant Open Order.
(iii)
If in respect of participations in the relevant Facility the Purchase Agent receives on the same Business Day two or more offers at the set price such that the maximum amount of the relevant Facility to which an Open Order relates would be exceeded, the Parent shall only accept such offers on a pro rata basis.
(iv)
The Parent shall, by 5.00 pm on the sixth Business Day following the date on which an Open Order is placed, notify the Agent of the amounts of the participations purchased through such Open Order Process. The Agent shall promptly disclose such information to the Lenders.
(e)
For the avoidance of doubt, there is no limit on the number of occasions a Solicitation Process or an Open Order Process may be implemented.
(f)
In relation to any Debt Purchase Transaction entered into pursuant to this Clause 26.1, notwithstanding any other term of this Agreement or the other Finance Documents:
(i)
on completion of the relevant assignment pursuant to Clause 24 (Changes to the Lenders), the portions of the Loans to which it relates shall be extinguished and any related Repayment Instalments will be reduced pro rata accordingly;
(ii)
such Debt Purchase Transaction and the related extinguishment referred to in paragraph (i) above shall not constitute a prepayment of the relevant Facility;
(iii)
the Borrower which is the assignee shall be deemed to be an entity which fulfils the requirements of Clause 24.1 (Assignments and Transfers by the Lenders) to be a New Lender;
(iv)
no member of the Group shall be deemed to be in breach of any provision of Clause 21 (General Undertakings) solely by reason of such Debt Purchase Transaction;

(v)
Clause 31 (Sharing among the Finance Parties) shall not be applicable to the consideration paid under such Debt Purchase Transaction; and
(vi)
for the avoidance of doubt, any extinguishment of any part of the Loans shall not affect any amendment or waiver which prior to such extinguishment had been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement.
26.2.
Disenfranchisement of Sponsor Affiliates
(a)
For so long as a Sponsor Affiliate:
(i)
beneficially owns a Commitment; or
(ii)
has entered into a sub-participation agreement relating to a Commitment or other agreement or arrangement having a substantially similar economic effect and such agreement or arrangement has not been terminated, in ascertaining:

(A)
the Majority Lenders; or
(B)
whether:
(A)
any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments; or
(B)
the agreement of any specified group of Lenders,

has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents such Commitment shall be deemed to be zero and such Sponsor Affiliate or the person with whom it has entered into such sub-participation, other agreement or arrangement shall be deemed not to be a Lender for the purposes of paragraphs (A) and (B) above (unless in the case of a person not being a Sponsor Affiliate it is a Lender by virtue otherwise than by beneficially owning the relevant Commitment).

(b)
Paragraph (a) above does not apply to any request for a consent, waiver, amendment or other vote or instruction under the Finance Documents which would result in the Commitment or participation of the relevant Sponsor Affiliate under a Facility being treated in any manner which is less favourable to it (in its capacity as a Lender) than the treatment proposed to be applied to any Commitment or participation of another Lender under the same Facility.
(c)
Each Lender shall, unless such Debt Purchase Transaction is an assignment or transfer, promptly notify the Agent in writing if it knowingly enters into a Debt Purchase Transaction with a Sponsor Affiliate (a “Notifiable Debt Purchase Transaction”), such notification to be substantially in the form set out in Part 1 of Schedule 15 (Forms of Notifiable Debt Purchase Transaction Notice).
(d)
A Lender shall promptly notify the Agent if a Notifiable Debt Purchase Transaction to which it is a party:
(i)
is terminated; or
(ii)
ceases to be with a Sponsor Affiliate,

such notification to be substantially in the form set out in Part 2 of Schedule 15 (Forms of Notifiable Debt Purchase Transaction Notice).

(e)
Each Sponsor Affiliate that is a Lender agrees that:
(i)
in relation to any meeting or conference call to which all the Lenders are invited to attend or participate, it shall not attend or participate in the same if so requested by the Agent or, unless the Agent otherwise agrees, be entitled to receive the agenda or any minutes of the same; and
(ii)
in its capacity as Lender, unless the Agent otherwise agrees, it shall not be entitled to receive any report or other document prepared at the behest of, or on the instructions of, the Agent or one or more of the Lenders.
26.3.
Sponsor Affiliates’ Notification to Other Lenders of Debt Purchase Transactions

Any Sponsor Affiliate which is or becomes a Lender and which enters into a Debt Purchase Transaction as a purchaser or a participant shall, by 5.00 pm on the Business Day following the day on which it entered into that Debt Purchase Transaction, notify the Agent of the extent of the Commitment(s) or amount outstanding to which that Debt Purchase Transaction relates. The Agent shall promptly disclose such information to the Lenders.

27.
Changes to the Obligors
27.1.
Assignment and Transfers by Obligors

No Obligor or any other member of the Group may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

27.2.
Additional Guarantors
(a)
Subject to compliance with the provisions of paragraphs (c) and (d) of Clause 19.9 (“Know your Customer” Checks), the Borrower may request that any of its Subsidiaries become a Guarantor.
(b)
A member of the Group shall become an Additional Guarantor if:
(i)
the Borrower and the proposed Additional Guarantor deliver to the Agent a duly completed and executed Accession Deed; and
(ii)
the Agent has received all of the documents and other evidence listed in Part 3 of Schedule 2 (Conditions) in relation to that Additional Guarantor, each in form and substance satisfactory to the Agent.
(c)
The Agent shall notify the Borrower and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it (acting on the instructions of the Majority Lenders, acting reasonably)) all the documents and other evidence listed in Part 3 of Schedule 2 (Conditions).
(d)
Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (c) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.
27.3.
Resignation of a Guarantor
(a)
In this Clause 27, “Third Party Disposal” means the disposal of an Obligor to a person which is not a member of the Group where that disposal is permitted under Clause 21.13 (Disposals) or made with the approval of the Majority Lenders (and the Borrower has confirmed that is the case).

(b)
The Borrower may request that a Guarantor (other than the Borrower) ceases to be a Guarantor by delivering to the Agent a Resignation Letter if:
(i)
that Guarantor is being disposed of by way of a Third Party Disposal and the Borrower has confirmed this is the case; or
(ii)
all the Lenders have consented to the resignation of that Guarantor.
(c)
Subject to the terms of the Priority Agreement, the Agent shall accept a Resignation Letter and promptly notify the Borrower and the Lenders of its acceptance if:
(i)
the Borrower has confirmed that no Default is continuing or would result from the acceptance of the Resignation Letter;
(ii)
no payment is due from the Guarantor under Clause 17 (Guarantee and Indemnity); and
(iii)
in the case of a Third Party Disposal only (other than disposals made as part of the steps or transactions of the Permitted Reorganisation), the Borrower has confirmed that it shall ensure that the Disposal Proceeds will be applied in accordance with Clause 7.3 (Disposal Proceeds) to the extent required to do so.
(d)
The resignation of a Guarantor subject to a Third Party Disposal shall not be effective until the date of the relevant Third Party Disposal at which time that company shall cease to be a Guarantor and shall have no further rights or obligations under the Finance Documents as a Guarantor.
27.4.
Repetition of Representations

Delivery of an Accession Deed constitutes confirmation by the relevant Subsidiary that the representations and warranties referred to in paragraph (e) of Clause 18.31 (Times when Representations Made) are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

27.5.
Resignation and Release of Security on Disposal

If a Guarantor is or is proposed to be the subject of a Third Party Disposal, the Permitted Reorganisation or the Listco Reorg in accordance with this Agreement then:

(a)
where that Guarantor (and/or any of its Subsidiaries to the extent also subject to the same Third Party Disposal) created Transaction Security over any of its assets or business in favour of a Security Agent, or Transaction Security in favour of a Security Agent was created over the shares (or equivalent) of that Guarantor (and/or any of its Subsidiaries to the extent also subject to the same Third Party Disposal), the relevant Security Agent shall, at the cost and request of the Parent and without the need for any further authority from any Secured Party, release those assets, business or shares (or equivalent) and issue certificates of non-crystallisation;
(b)
the resignation of that Guarantor and related release of Transaction Security referred to in paragraph (a) above shall not become effective until the date of that disposal or the date of the relevant designation or the date on which the Permitted Reorganisation or Listco Reorg occur (as applicable); and
(c)
if the disposal of that Guarantor, the Permitted Reorganisation or Listco Reorg, as applicable, is not made, the Resignation Letter of that Guarantor and the related release of Transaction Security referred to in paragraph (a) above shall have no effect and the obligations of the Guarantor (and its Subsidiaries (where applicable)) and the Transaction Security created or intended to be created by or over that Guarantor (and its Subsidiaries (where applicable)) shall continue in such force and effect as if that release had not been effected.

27.6.
Procedure upon satisfaction of the Release Condition

Upon satisfaction of the Release Condition, upon request by the Parent:

(a)
each Security Agent shall (and is upon the occurrence of the Release Condition irrevocably instructed by the Secured Parties to) promptly take all steps required to effect the release of all Transaction Security (other than the Excluded Transaction Security) and is authorised to execute, without the need for any further authority from the Secured Parties, any release of the Transaction Security (other than the Excluded Transaction Security) or other claim over any asset subject to such Transaction Security and to issue any certificates of non-crystallisation of floating charges that may be considered necessary or desirable;
(b)
with respect to any Excluded Transaction Security, each Security Agent shall (if instructed by the Super Majority Lenders) promptly take all steps required to effect the release of all Excluded Transaction Security and is authorised to execute, without the need for any further authority from the Secured Parties, any release of the Excluded Transaction Security or other claim over that asset;
(c)
each Obligor shall grant Transaction Security by way of assignment in respect of any third-party receivables owed to it in accordance with paragraph 3 (Scope of Security) of Schedule 14 (Agreed Security Principles); and
(d)
this Agreement and each other Finance Document will be reviewed in good faith by the legal counsel to the Parent in the relevant jurisdiction of the Listing and the Lenders shall, for a period of 30 Business Days, consider in good faith all amendments proposed by the Parent to ensure that such documents are consistent with compliance with the obligations incumbent on a listed company in such jurisdiction with it being agreed that, any obligation or undertaking under the Finance Documents which would not comply with applicable law, regulation or stock exchange requirements following the Listing shall cease to apply.

Section 10

The Finance Parties

28.
Role of the Agent, the Initial Mandated Lead Arrangers and Others
28.1.
Appointment of the Agent
(a)
Each of the Arrangers and the Lenders appoints the Agent to act as its agent under and in connection with the Finance Documents.
(b)
Each of the Arrangers and the Lenders authorises the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.
28.2.
Instructions
(a)
The Agent shall:
(i)
unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by:
(A)
all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and
(B)
in all other cases, the Majority Lenders; and
(ii)
not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above.
(b)
The Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.
(c)
Save in the case of decisions stipulated to be a matter for any other Lender or group of Lenders under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties save for the Security Agents.
(d)
The Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions.
(e)
In the absence of instructions, the Agent may act (or refrain from acting) as it considers to be in the best interest of the Lenders.

(f)
The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender’s consent) in any legal proceedings (whether before a court, a tribunal, a regulator or an administrative body) relating to any Finance Document. This paragraph (f) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Transaction Security Documents or enforcement of the Transaction Security or Transaction Security Documents.
28.3.
Duties of the Agent
(a)
The Agent’s duties under the Finance Documents are solely mechanical and administrative in nature.
(b)
Subject to paragraph (c) below, the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party.
(c)
Without prejudice to Clause 24.8 (Copy of Transfer Certificate or Assignment Agreement to Borrower), paragraph (b) above shall not apply to any Transfer Certificate or any Assignment Agreement.
(d)
Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.
(e)
If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.
(f)
If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Agent, the Arrangers, the Lead Bookrunner, the Bookrunner or the Security Agents) under this Agreement, it shall promptly notify the other Finance Parties.
(g)
The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).
28.4.
Role of the Arrangers

Except as specifically provided in the Finance Documents, the Arrangers have no obligations of any kind to any other Party under or in connection with any Finance Document.

28.5.
No Fiduciary Duties
(a)
Nothing in any Finance Document constitutes the Agent or the Initial Mandated Lead Arrangers as a trustee or fiduciary of any other person.
(b)
None of the Agent or the Arrangers shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.
28.6.
Business with the Group

The Agent and the Arrangers may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

28.7.
Rights and Discretions
(a)
The Agent may:
(i)
rely on any representation, communication, notice or document (including, without limitation, any notice given by a Lender pursuant to paragraph (b) or (d) of Clause 26.2 (Disenfranchisement of Sponsor Affiliates)) believed by it to be genuine, correct and appropriately authorised;
(ii)
assume that:
(A)
any instructions received by it from the Majority Lenders, any Lenders or any group of Lenders are duly given in accordance with the terms of the Finance Documents; and
(B)
unless it has received notice of revocation, that those instructions have not been revoked; and
(iii)
rely on a certificate from any person:
(A)
as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or
(B)
to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)
The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:
(i)
no Default has occurred (unless it has actual knowledge of a Default arising under Clause 23.1 (Non-Payment));
(ii)
any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised;
(iii)
any notice or request made by the Borrower (other than a Utilisation Request or Selection Notice) is made on behalf of and with the consent and knowledge of all the Obligors; and
(iv)
no Notifiable Debt Purchase Transaction:
(A)
has been entered into;
(B)
has been terminated; or
(C)
has ceased to be with a Sponsor Affiliate.
(c)
The Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.
(d)
Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Agent (and so separate from any lawyers instructed by the Lenders) if the Agent in its reasonable opinion deems this to be desirable.

(e)
The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.
(f)
The Agent may act in relation to the Finance Documents through its officers, employees and agents and the Agent shall not:
(i)
be liable for any error of judgment made by any such person; or
(ii)
be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person,

unless such error or such loss was directly caused by the Agent’s gross negligence or wilful misconduct.

(g)
Unless a Finance Document expressly provides otherwise the Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.
(h)
Without prejudice to the generality of paragraph (g) above, the Agent:
(i)
may disclose; and
(ii)
on the written request of the Borrower or the Majority Lenders shall, as soon as reasonably practicable, disclose,

the identity of a Defaulting Lender to the Borrower and to the other Finance Parties.

(i)
Notwithstanding any other provision of any Finance Document to the contrary, none of the Agent or the Arrangers is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.
(j)
Notwithstanding any provision of any Finance Document to the contrary, the Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.
28.8.
Responsibility for Documentation

None of the Agent or the Arrangers is responsible or liable for:

(a)
the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Agent, any Arranger, an Obligor or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;
(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security; or
(c)
any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

28.9.
No Duty to Monitor

The Agent shall not be bound to enquire:

(a)
whether or not any Default has occurred;
(b)
as to the performance, default or any breach by any Party of its obligations under any Finance Document; or
(c)
whether any other event specified in any Finance Document has occurred.
28.10.
Exclusion of Liability
(a)
Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent), the Agent will not be liable (including, without limitation, for negligence or any other category of liability whatsoever) for:
(i)
any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document or the Transaction Security, unless directly caused by its gross negligence or wilful misconduct;
(ii)
exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document, the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Transaction Security; or
(iii)
without prejudice to the generality of paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:
(A)
any act, event or circumstance not reasonably within its control; or
(B)
the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)
No Party (other than the Agent) may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent may rely on this Clause 28.10 subject to Clause 1.4 (Third Party Rights) and the provisions of the Third Parties Act.
(c)
The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose.

(d)
Nothing in this Agreement shall oblige the Agent or the Arrangers to carry out:
(i)
any “know your customer” or other checks in relation to any person; or
(ii)
any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender or for any Affiliate of any Lender,

on behalf of any Lender and each Lender confirms to the Agent and the Arrangers that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Agent or the Arrangers.

(e)
Without prejudice to any provision of any Finance Document excluding or limiting the Agent’s liability, any liability of the Agent arising under or in connection with any Finance Document or the Transaction Security shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages.
28.11.
Lenders’ Indemnity to the Agent
(a)
Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the Agent’s gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 32.11 (Disruption to Payment Systems etc.) notwithstanding the Agent’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by an Obligor pursuant to a Finance Document).
(b)
Subject to paragraph (c) below, the Parent shall immediately on demand reimburse any Lender for any payment that Lender makes to the Agent pursuant to paragraph (a) above.
(c)
Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Agent to an Obligor.
28.12.
Resignation of the Agent
(a)
The Agent may resign and appoint one of its Affiliates as successor by giving notice to the Lenders and the Borrower.
(b)
Alternatively the Agent may resign by giving 30 days’ notice to the Lenders and the Borrower, in which case the Majority Lenders (after consultation with the Borrower) may appoint a successor Agent.
(c)
If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Agent (after consultation with the Borrower) may appoint a successor Agent.

(d)
If the Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Agent is entitled to appoint a successor Agent under paragraph (c) above, the Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Agent to become a party to this Agreement as Agent) agree with the proposed successor Agent amendments to this Clause 28 and any other term of this Agreement dealing with the rights or obligations of the Agent consistent with then current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Agent’s normal fee rates and those amendments will bind the Parties.
(e)
The retiring Agent shall (at its own cost, up to a cap equal to the annual fee payable to the Agent pursuant to Clause 11.3 (Agency Fee)), make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents. The Parent shall, within three Business Days of demand, reimburse the retiring Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance in accordance with this paragraph (e) which exceed an amount equal to the annual fee payable to the Agent pursuant to Clause 11.3 (Agency Fee).
(f)
The Agent’s resignation notice shall only take effect upon the appointment of a successor.
(g)
Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (e) above) but shall remain entitled to the benefit of Clause 14.3 (Indemnity to the Agent) and this Clause 28 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.
(h)
The Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to paragraph (c) above) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents, either:
(i)
the Agent fails to respond to a request under Clause 12.8 (FATCA Information) and the Borrower or a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;
(ii)
the information supplied by the Agent pursuant to Clause 12.8 (FATCA Information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or
(iii)
the Agent notifies the Borrower and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date,

and (in each case) the Borrower or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and the Borrower or that Lender, by notice to the Agent, requires it to resign.

28.13.
Replacement of the Agent
(a)
After consultation with the Borrower, the Majority Lenders may, by giving 30 days’ notice to the Agent (or, at any time the Agent is an Impaired Agent, by giving any shorter notice determined by the Majority Lenders) replace the Agent by appointing a successor Agent.
(b)
The retiring Agent shall (at its own cost if it is an Impaired Agent and otherwise at the expense of the Lenders) make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.
(c)
The appointment of the successor Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring Agent. As from this date, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) above) but shall remain entitled to the benefit of Clause 14.3 (Indemnity to the Agent) and this Clause 28 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date).
(d)
Any successor Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.
28.14.
Confidentiality
(a)
In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.
(b)
If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it.
28.15.
Relationship with the Lenders
(a)
Subject to Clause 24.10 (Pro Rata Interest Settlement), the Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent’s principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:
(i)
entitled to or liable for any payment due under any Finance Document on that day; and
(ii)
entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five Business Days’ prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)
Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address and (where communication by electronic mail or other electronic means is permitted under Clause 35.6 (Electronic Communication)) electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, electronic mail address (or such other information), department and officer by that Lender for the purposes of Clause 35.2

(Addresses) and paragraph (a)(ii) of Clause 35.6 (Electronic Communication) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.
28.16.
Credit Appraisal by the Lenders

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Agent and the Arrangers that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)
the financial condition, status and nature of each member of the Group;
(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Transaction Security and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security;
(c)
whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the Transaction Security or the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security;
(d)
the adequacy, accuracy or completeness of any information provided by the Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and
(e)
the right or title of any person in or to, or the value or sufficiency of any part of the Secured Property, the priority of any of the Transaction Security or the existence of any Security affecting the Secured Property.
28.17.
Agent’s Management Time
(a)
Any amount payable to the Agent under Clause 14.3 (Indemnity to the Agent), Clause 16 (Costs and Expenses) and Clause 28.11 (Lenders’ Indemnity to the Agent) shall include the cost of utilising the Agent’s management time or other resources (such Agent’s management time cost to be agreed between the Agent and the Borrower, such agreement not to be unreasonably delayed or withheld) and will be calculated on the basis of such reasonable daily or hourly rates as the Agent may agree with the Borrower and notify to the Lenders, and is in addition to any fee paid or payable to the Agent under Clause 11 (Fees), provided that, for the avoidance of doubt, no amounts shall be payable under this Clause 28.17 in respect of utilising the Agent’s management time and other resource incurred in connection with carrying out the duties of the Agent as set out under the Finance Documents (and the Agent acknowledges that such duties are paid for by the fees payable to it in accordance with Clause 11 (Fees)).
(b)
Any cost of utilising the Agent’s management time or other resources shall include, without limitation, any such costs in connection with Clause 26.2 (Disenfranchisement of Sponsor Affiliates).

28.18.
Deduction from Amounts Payable by the Agent

If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

28.19.
Waiver of Conflicts
(a)
Each Lender hereby irrevocably waives any conflict of interest which may arise by virtue of the Agent and/or the Arrangers acting in various capacities under the Finance Documents or for other customers of the Agent.
(b)
Each Lender acknowledges that the Agent and its Affiliates may:
(i)
have an interest in, or may provide financial or other services to, other parties with interests which a Lender may regard as conflicting with its interests; and
(ii)
possess information (whether or not material to the Lenders) that the Agent may not be entitled to share with any Lender.
28.20.
Reliance and Engagement Letters

Each Finance Party and Secured Party (other than the Security Agents) confirms that each of the Arrangers and the Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by the Arrangers or Agent) the terms of any reliance letter or engagement letters relating to any reports or letters provided by accountants in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of the reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.

28.21.
Amounts Paid in Error
(a)
If the Agent pays an amount to another Party and within five Business Days of the date of payment the Agent notifies that Party that such payment was an Erroneous Payment then the Party to whom that amount was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.
(b)
Neither:
(i)
the obligations of any Party to the Agent; nor
(ii)
the remedies of the Agent,

(whether arising under this Clause 28.21 or otherwise) which relate to an Erroneous Payment will be affected by any act, omission, matter or thing which, but for this paragraph (b), would reduce, release or prejudice any such obligation or remedy (whether or not known by the Agent or any other Party).

(c)
All payments to be made by a Party to the Agent (whether made pursuant to this Clause 28.21 or otherwise) which relate to an Erroneous Payment shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.
(d)
In this Agreement, “Erroneous Payment” means a payment of an amount by the Agent to another Party which the Agent determines (in its sole discretion) was made in error.

29.
The Security Agents
29.1.
Security Agents as Trustees
(a)
Each Security Agent declares that it holds the applicable Transaction Security on trust for the Secured Parties on the terms contained in this Agreement.
(b)
Each of the Secured Parties (other than each Security Agent) appoints each Security Agent to act on its behalf as its trustee and (where applicable) agent and attorney under this Agreement and in connection with the Finance Documents and authorises each Security Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to that Security Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.
(c)
To the extent that the security trusts established by this Agreement are not effective to confer the benefit of any Transaction Security upon any Secured Party:
(i)
the KSA Security Agent shall act as security agent, and not as security trustee, for the relevant Secured Party in respect of that Transaction Security; and
(ii)
paragraph (a) above shall not apply to that Transaction Security.
29.2.
Parallel Debt (Covenant to Pay the Security Agents)
(a)
Notwithstanding any other provision of this Agreement, each of the Obligors hereby irrevocably and unconditionally undertakes to pay to each Security Agent, as creditor in its own right and not as representative of the other Secured Parties, sums equal to and in the currency of each amount payable by the Obligors to the Secured Parties under each of the Finance Documents as and when that amount falls due for payment under the relevant Finance Document or would have fallen due but for any discharge resulting from failure of another Secured Party to take appropriate steps, in insolvency proceedings affecting any Obligor, to preserve its entitlement to be paid that amount.
(b)
Each Security Agent shall have its own independent right to demand payment of the amounts payable by the Obligors under this Clause 29.2, irrespective of any discharge of any Obligor’s obligation to pay those amounts to another Security Agent or the other Secured Parties resulting from failure by them to take appropriate steps, in insolvency proceedings affecting that Obligor, to preserve their entitlement to be paid those amounts.
(c)
Any amount due and payable by the Obligors to a Security Agent under this Clause 29.2 shall be decreased to the extent that another Security Agent or the other Secured Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Finance Documents and any amount due and payable by the Obligors to the other Finance Parties under those provisions shall be decreased to the extent that a Security Agent has received (and is able to retain) payment in full of the corresponding amount under this Clause 29.2.

29.3.
Instructions
(a)
Each Security Agent shall:
(i)
subject to paragraphs 23.9(c) and (d) below, exercise or refrain from exercising any right, power, authority or discretion vested in it as Security Agent under the Finance Documents in accordance with any instructions given to it by (i) the Agent (acting on behalf of the Majority Lenders or, as the case may be, all the Lenders) or (ii) (only in the circumstances specified in the Priority Agreement) the Majority Senior Creditors (acting through the Agent, as applicable); and
(ii)
not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above.
(b)
Each Security Agent shall be entitled to request instructions, or clarification of any instruction, from the Agent or (where applicable) the Majority Senior Creditors (acting through the Agent, as applicable) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and each Security Agent may refrain from acting unless and until it receives those instructions or that clarification.
(c)
Save in the case of decisions stipulated to be a matter for any other group of Lenders under this Agreement and unless a contrary intention appears in this Agreement, any instructions given to a Security Agent by (i) the Agent (acting on behalf of the Majority Lenders or, as the case may be, all the Lenders) or (where applicable) (ii) the Majority Senior Creditors (acting through the Agent, as applicable) shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.
(d)
Paragraph (a) above shall not apply:
(i)
where this Agreement requires a Security Agent to act in a specified manner or to take a specified action;
(ii)
in respect of any provision which protects a Security Agent’s own position in its personal capacity as opposed to its role of Security Agent for the Secured Parties including, without limitation, this Clause 29 and Clause 14 (Other Indemnities);
(iii)
in respect of the exercise of a Security Agent’s discretion to exercise a right, power or authority under any of:
(A)
clause 15.1 (Order of application) of the Priority Agreement; and
(B)
clause 15.5 (Permitted Deductions) of the Priority Agreement.
(e)
If giving effect to instructions given by the Agent (acting on the instructions of the Majority Lenders) would on their face have an effect equivalent to an amendment or waiver which is subject to Clause 39.3 (Other Exceptions), that Security Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than that Security Agent) whose consent would have been required in respect of that amendment or waiver.
(f)
The Security Agents may refrain from acting either in accordance with any instructions of the Agent, the Majority Senior Creditors, the Majority Lenders or any other group of Lenders or otherwise until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable VAT) which it may incur in connection therewith.

(g)
At any time after receipt by the Security Agents of notice from the Agent directing the Security Agents to exercise all or any of its rights, remedies, powers or discretions under any of the Finance Documents, the Security Agents may, and shall if so directed by the Agent, take any action as in its sole discretion it thinks fit to enforce the Transaction Security.
(h)
The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any right, power, authority or discretion arising under the Transaction Security Documents except through the relevant Security Agent.
(i)
Notwithstanding anything to the contrary in this Agreement or any Finance Document, any reference in a Finance Document to a Security Agent (i) acting reasonably, in its discretion, in its sole discretion, as it sees fit or any analogous term or (ii) exercising any discretion (or refraining from acting or exercising any discretion) shall not oblige such Security Agent to exercise any such discretion and the Security Agents shall (subject to being indemnified and/or secured to their satisfaction and except insofar as such determination is for the purpose of enabling such Security Agent to protect its own interests or receive sums for its own account) act (or refrain from acting) in accordance with the instructions of the Agent or (where applicable) the Majority Senior Creditors (acting through the Agent, as applicable) (and in doing so, each Security Agent shall be acting in a purely mechanical and administrative capacity). Each Security Agent shall not be responsible to any Party as a consequence of so acting, including for any delay in receiving such instructions, requesting clarification or being provided with mutually agreed instructions (if applicable) nor if any such delay causes another Party’s instructions to prevail or become excluded pursuant to the terms of this Agreement.
(j)
In exercising its rights, powers, discretions and authorities under this Agreement and any other Finance Document to which such Security Agent is party, each Security Agent shall act subject to and in accordance with the provisions of this Clause 29.3. If there is any conflict between the provisions of this Clause 29.3 and any other Finance Document to which such Security Agent is party, the provisions of this Clause 29.3 shall prevail.
29.4.
Duties of the Security Agent
(a)
Each Security Agent’s duties under the Finance Documents are solely mechanical and administrative in nature.
(b)
Each Security Agent shall promptly forward to the Agent a copy of any document received by that Security Agent from any Obligor under any Finance Document.
(c)
Except where a Finance Document to which the relevant Security Agent is a party specifically provides otherwise, the Security Agents are not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.
(d)
If a Security Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Agent.
(e)
Each Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

29.5.
No Fiduciary Duties to the Obligors

Nothing in this Agreement constitutes any Security Agent as an agent, trustee or fiduciary of any Obligor.

29.6.
No Duty to Account

Each Security Agent shall not be bound to account to any other Secured Party for any sum or the profit element of any sum received by it for its own account.

29.7.
Business with the Group

Each Security Agent may accept deposits from, lend money to and generally engage in any kind of banking or other business with any Obligor, any member of the Group or its Affiliates.

29.8.
Rights and Discretions
(a)
Each Security Agent may:
(i)
rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;
(ii)
assume that:
(A)
any instructions received by it from the Agent, the Majority Senior Creditors, any Lenders or any group of Lenders are duly given in accordance with the terms of the Finance Documents;
(B)
unless it has received notice of revocation, that those instructions have not been revoked; and
(C)
if it receives any instructions to act in relation to the Transaction Security, that all applicable conditions under the Finance Documents for so acting have been satisfied;
(iii)
rely on a certificate from any person:
(A)
as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or
(B)
to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate; and

(iv) instead of acting personally, employ and pay any agent on any terms, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by each Security Agent (including the receipt and payment of money) and each Security Agent shall not be responsible for any misconduct on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person.

(b)
Each Security Agent shall be entitled to carry out all dealings with the Lenders through the Agent and may give to the Agent any notice or other communication required to be given by the Security Agent to the Lenders.

(c)
Each Security Agent may assume (unless it has received notice to the contrary in its capacity as Security Agent for the Secured Parties) that:
(i)
no Default has occurred; and
(ii)
any right, power, authority or discretion vested in any Party, any Lenders or any group of Lenders has not been exercised.
(d)
The Security Agents may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.
(e)
Without prejudice to the generality of paragraph (d) above or paragraph (f) below, each Security Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to such Security Agent (and so separate from any lawyers instructed by any Finance Party) if that Security Agent in its reasonable opinion deems this to be desirable.
(f)
The Security Agents may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Security Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.
(g)
Each Security Agent, any Receiver and any Delegate may act in relation to the Finance Documents and the Transaction Security through its officers, employees and agents and shall not:
(i)
be liable for any error of judgment made by any such person; or
(ii)
be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person,

unless such error or such loss was directly caused by that Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful default.

(h)
Unless this Agreement expressly specifies otherwise, each Security Agent may disclose to any other Party any information it reasonably believes it has received as Security Agent under this Agreement.
(i)
Notwithstanding any other provision of any Finance Document to the contrary, no Security Agent is obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of any fiduciary duty or duty of confidentiality.
(j)
Notwithstanding any provision of any Finance Document to the contrary, no Security Agent is obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.
29.9.
Responsibility for Documentation

None of the Security Agents, any Receiver nor any Delegate is responsible or liable for:

(a)
the adequacy, accuracy or completeness of any information (whether oral or written) supplied by a Security Agent, any Obligor or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security; or
(c)
any determination as to whether any information provided or to be provided to any Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.
29.10.
No Duty to Monitor

The Security Agents shall not be bound to enquire:

(a)
whether or not any Default has occurred;
(b)
as to the performance, default or any breach by any Party of its obligations under any Finance Document; or
(c)
whether any other event specified in any Finance Document has occurred.
29.11.
Exclusion of Liability
(a)
Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Security Agents, any Receiver or Delegate), none of the Security Agents, any Receiver nor any Delegate will be liable for:
(i)
any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document or the Transaction Security unless directly caused by its gross negligence or wilful default;
(ii)
exercising or not exercising any right, power, authority or discretion given to it by or in connection with any Finance Document, the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Transaction Security;
(iii)
any shortfall which arises on the enforcement or realisation of the Transaction Security; or
(iv)
without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs, losses, any diminution in value or any liability whatsoever arising as a result of:
(A)
any act, event or circumstance not reasonably within its control; or
(B)
the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets; breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)
No Party (other than that Security Agent, that Receiver or that Delegate (as applicable)) may take any proceedings against any officer, employee or agent of a Security Agent, a Receiver or a Delegate in respect of any claim it might have against a Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Transaction Security and any officer, employee or agent of the Security Agents, a Receiver or a Delegate may rely on this Clause 29.11 subject to Clause 1.4 (Third Party Rights) and the provisions of the Third Parties Act.
(c)
Nothing in this Agreement shall oblige a Security Agent to carry out:
(i)
any “know your customer” or other checks in relation to any person; or
(ii)
any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Secured Party (other than that Security Agent),

on behalf of any Secured Party (other than that Security Agent) and each Secured Party (other than that Security Agent) confirms to the Security Agents that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Security Agents.

(d)
Without prejudice to any provision of any Finance Document excluding or limiting the liability of a Security Agent, any Receiver or Delegate, any liability of a Security Agent, any Receiver or Delegate arising under or in connection with any Finance Document or the Transaction Security shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of a Security Agent, Receiver or Delegate (as the case may be) or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to a Security Agent, Receiver or Delegate (as the case may be) at any time which increase the amount of that loss. Notwithstanding any provision of this Agreement or the Finance Documents, in no event shall any Security Agent, Receiver or Delegate be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not any Security Agent, Receiver or Delegate (as the case may be) has been advised of the possibility of such loss or damages and regardless of whether the claim is made in negligence, for breach of contract or otherwise.
29.12.
Lenders’ Indemnity to the Security Agent
(a)
Each Lender shall, in proportion to its share of the Total Commitments (or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero), indemnify each Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any fees, claims, expenses, costs, losses or liabilities incurred by any of them (otherwise than by reason of the relevant Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful default) in acting as Security Agent, Receiver or Delegate under, or exercising any authority conferred under, the Finance Documents (unless the relevant Security Agent, Receiver or Delegate has been reimbursed by an Obligor pursuant to a Finance Document).
(b)
Subject to paragraph (c) below, each Obligor shall immediately on demand reimburse any Lender for any payment that Lender makes to any Security Agent pursuant to this Clause 29.12.
(c)
Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of a Security Agent to an Obligor.

(d)
This Clause 29.12 shall continue in full force and effect notwithstanding the termination of this Agreement or any other Finance Document and whether or not such Security Agent is a security agent hereunder or thereunder.
29.13.
Resignation of the Security Agents
(a)
A Security Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Parties (or to the Agent on behalf of the Lenders), provided that such Affiliate is a financial institution licensed in the UAE (in respect of the Global Security Agent) or KSA (in respect of the KSA Security Agent).
(b)
Alternatively each Security Agent may resign by giving 30 days’ notice to the other Parties (or the Agent on behalf of the Lenders), in which case the Majority Lenders (after consultation with the Borrower) may appoint a successor Security Agent.
(c)
If the Majority Lenders have not appointed a successor Security Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Security Agent (after consultation with the Borrower) may appoint a successor Security Agent.
(d)
The retiring Security Agent shall (at its own cost, up to a cap equal to the annual fee payable to such Security Agent pursuant to Clause 11.4 (Global Security Agent Fee) or 11.5 (KSA Security Agent Fee) (as applicable)), make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Finance Documents. The Obligors shall, within five Business Days of demand, reimburse the retiring Security Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance in accordance with this paragraph (d) which exceed an amount equal to the annual fee payable to such Security Agent pursuant to Clause 11.4 (Global Security Agent Fee) or 11.5 (KSA Security Agent fee) (as applicable).
(e)
A Security Agent’s resignation notice shall only take effect upon:
(i)
the appointment of a successor; and
(ii)
the transfer of all the Transaction Security to that successor.
(f)
Upon the appointment of a successor, the retiring Security Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) of Clause 29.23 (Winding Up of Trust) and paragraph (d) above) but shall remain entitled to the benefit of this Clause 29 and Clause 14.4 (Indemnity to the Security Agents) (and any Security Agent fees for the account of the retiring Security Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.
(g)
The Majority Lenders may, with the prior consent of the Arrangers, by notice to such Security Agent require it to resign in accordance with paragraph (b) above. In this event, such Security Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Lenders.
29.14.
Confidentiality
(a)
In acting as trustee for the Secured Parties, each Security Agent shall be regarded as acting through its trustee division which shall be treated as a separate entity from any of its other divisions or departments.

(b)
If information is received by another division or department of a Security Agent, it may be treated as confidential to that division or department and that Security Agent shall not be deemed to have notice of it.
(c)
Notwithstanding any other provision of any Finance Document to the contrary, the Security Agents are not obliged to disclose to any other person (i) any confidential information or (ii) any other information if the disclosure would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of any fiduciary duty.
29.15.
Information from the Lenders

Each Lender shall supply the Security Agents with any information that each Security Agent may reasonably specify as being necessary or desirable to enable such Security Agent to perform its functions as Security Agent.

29.16.
Credit Appraisal by the Secured Parties

Without affecting the responsibility of each Obligor for information supplied by it or on its behalf in connection with any Finance Document, each other Secured Party confirms to each Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)
the financial condition, status and nature of each member of the Group;
(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Transaction Security and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security;
(c)
whether that Secured Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the Transaction Security, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security;
(d)
the adequacy, accuracy or completeness of any information provided by any Security Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and
(e)
the right or title of any person in or to, or the value or sufficiency of any part of the Secured Property, the priority of any of the Transaction Security or the existence of any Security affecting the Secured Property.
29.17.
No responsibility to perfect Transaction Security

No Security Agent shall be liable for any failure to:

(a)
require the deposit with it of any deed or document certifying, representing or constituting the title of the Obligors to any of the Secured Property;
(b)
obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Finance Document or the Transaction Security;

(c)
register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any law or regulation or to give notice to any person of the execution of any Finance Document or of the Transaction Security;
(d)
take, or to require any Obligor to take, any step to perfect its title to any of the Secured Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under any law or regulation; or
(e)
require any further assurance in relation to any Transaction Security Document.
29.18.
Insurance by Security Agent
(a)
No Security Agent shall be obliged:
(i)
to insure any of the Secured Property;
(ii)
to require any other person to maintain any insurance; or
(iii)
to verify any obligation to arrange or maintain insurance contained in any Finance Document,

and no Security Agent shall be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance.

(b)
Where a Security Agent is named on any insurance policy as an insured party, it shall not be liable for any damages, costs or losses to any person as a result of its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Agent requests it to do so in writing and such Security Agent fails to do so within fourteen days after receipt of that request.
29.19.
Nominees

The Security Agents may appoint and pay any person to act as nominee on any terms in relation to any asset of the trust as such Security Agent may determine and the Security Agents shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

29.20.
Delegation by the Security Agents
(a)
Each of the Security Agents, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such.
(b)
That delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Security Agents, that Receiver or that Delegate (as the case may be) may direct.
(c)
No Security Agent, Receiver or Delegate shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of, any such delegate or sub-delegate.
29.21.
Additional Security Agents
(a)
Each Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it:
(i)
if it considers that appointment to be in the interests of the Secured Parties;
(ii)
for the purposes of conforming to any legal requirement, restriction or condition which such Security Agent deems to be relevant; or
(iii)
for obtaining or enforcing any judgment in any jurisdiction,

and such Security Agent shall give prior notice to the Borrower, the other Security Agents and the Secured Parties of that appointment.

(b)
Any person so appointed shall have the rights, powers, authorities and discretions (not exceeding those given to the Security Agents under or in connection with the Finance Documents) and the duties, obligations and responsibilities that are given or imposed by the instrument of appointment.
(c)
The remuneration that the Security Agents may pay to that person, and any costs and expenses (together with any applicable VAT) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agents.
29.22.
Acceptance of Title

Each Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that the Obligors may have to any of the Secured Property and shall not be liable for, or bound to require any Obligor to remedy, any defect in its right or title.

29.23.
Winding Up of Trust

If the Security Agents (with the approval of the Agent) determine that:

(a)
all of the Secured Obligations and all other obligations secured by the Transaction Security Documents have been fully and finally discharged; and
(b)
no Secured Party is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to the Borrower pursuant to the Finance Documents,

then:

(i)
the trusts set out in this Agreement shall be wound up and each Security Agent shall release, without recourse, representation or warranty, all of the Transaction Security and the rights of such Security Agent under each of the Transaction Security Documents in accordance with the terms of the Transaction Security Documents; and
(ii)
any Security Agent which has resigned pursuant to paragraph (d) of Clause 29.13 (Resignation of the Security Agents) shall release, without recourse, representation or warranty, all of its rights under each Transaction Security Document.
29.24.
Releases

Upon a disposal of any of the Secured Property pursuant to the enforcement of the Transaction Security by a Receiver or a Security Agent, such Security Agent shall (at the cost of the Obligors) release that property from the Transaction Security and is authorised to execute, without the need for any further authority from the Secured Parties, any release of the Transaction Security or other claim over that asset and to issue any certificates of non-crystallisation of floating charges that may be considered necessary or desirable.

29.25.
Powers supplemental to Trustee Acts

The rights, powers, authorities and discretions given to the Security Agents under or in connection with the Finance Documents shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agents by law or regulation or otherwise.

29.26.
Disapplication of Trustee Acts

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agents in relation to the trusts constituted by this Agreement. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act.

29.27.
Financial Services and Markets Act 2000

Notwithstanding anything in any Finance Document to the contrary, the Global Security Agent shall not do, or be authorised or required to do, anything which might constitute a regulated activity for the purpose of the Financial Services and Markets Act 2000 (“FSMA”), unless it is authorised under FSMA to do so. The Global Security Agent shall have the discretion at any time:

(a)
to delegate any of the functions which fall to be performed by an authorised person under FSMA to any other agent or person which also has the necessary authorisations and licences; and
(b)
to apply for authorisation under FSMA and perform any or all such functions itself if, in its absolute discretion, it considers it necessary, desirable or appropriate to do so.
30.
Conduct of Business by the Finance Parties

No provision of this Agreement will:

(a)
interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;
(b)
oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or
(c)
oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.
31.
Sharing among the Finance Parties
31.1.
Payments to Finance Parties

If a Finance Party (a “Recovering Finance Party”) receives or recovers any amount from an Obligor other than in accordance with Clause 32 (Payment Mechanics) (a “Recovered Amount”) and applies that amount to a payment due under the Finance Documents then:

(a)
the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Agent;
(b)
the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 32 (Payment Mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and
(c)
the Recovering Finance Party shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the “Sharing Payment”) equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 32.6 (Partial Payments).

31.2.
Redistribution of Payments

The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the “Sharing Finance Parties”) in accordance with Clause 32.6 (Partial Payments) towards the obligations of that Obligor to the Sharing Finance Parties.

31.3.
Recovering Finance Party’s Rights

On a distribution by the Agent under Clause 31.2 (Redistribution of Payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

31.4.
Reversal of Redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)
each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the “Redistributed Amount”); and
(b)
as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.
31.5.
Exceptions
(a)
This Clause 31 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause 31, have a valid and enforceable claim against the relevant Obligor.
(b)
A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of commencing proceedings (whether before a court, a tribunal, a regulator or an administrative body), if:
(i)
it notified the other Finance Party of those proceedings; and
(ii)
the other Finance Party had an opportunity to participate in those proceedings but did not do so as soon as reasonably practicable having received notice and did not commence separate proceedings (whether before a court, a tribunal, a regulator or an administrative body).

Section 11

Administration

32.
Payment Mechanics
32.1.
Payments to the Agent
(a)
On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.
(b)
Payment shall be made to such account in the principal financial centre of the country of that currency and with such bank as the Agent, in each case, specifies.
32.2.
Distributions by the Agent

Each payment received by the Agent under the Finance Documents for another Party shall, subject to Clause 32.3 (Distributions to an Obligor) and Clause 32.4 (Clawback and Pre-Funding) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five Business Days’ notice.

32.3.
Distributions to an Obligor

The Agent may (with the consent of the Obligor or in accordance with Clause 33 (Set-Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

32.4.
Clawback and Pre-Funding
(a)
Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.
(b)
Unless paragraph (c) below applies, if the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.
(c)
If the Agent has notified the Lenders that it is willing to make available amounts for the account of the Borrower before receiving funds from the Lenders then if and to the extent that the Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to the Borrower:
(i)
the Agent shall notify the Borrower of that Lender’s identity and the Borrower to whom that sum was made available shall on demand refund it to the Agent; and
(ii)
the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Borrower to whom that sum was made available, shall on demand pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.

32.5.
Impaired Agent
(a)
If, at any time, the Agent becomes an Impaired Agent, an Obligor or a Lender which is required to make a payment under the Finance Documents to the Agent in accordance with Clause 32.1 (Payments to the Agent) may instead either:
(i)
pay that amount direct to the required recipient(s); or
(ii)
if in its absolute discretion it considers that it is not reasonably practicable to pay that amount direct to the required recipient(s), pay that amount or the relevant part of that amount to an interest-bearing account held with an Acceptable Bank within the meaning of paragraph (a) of the definition of “Acceptable Bank” and in relation to which no Insolvency Event has occurred and is continuing, in the name of the Obligor or the Lender making the payment (the “Paying Party”) and designated as a trust account for the benefit of the Party or Parties beneficially entitled to that payment under the Finance Documents (the “Recipient Party” or “Recipient Parties”).

In each case such payments must be made on the due date for payment under the Finance Documents.

(b)
All interest accrued on the amount standing to the credit of the trust account shall be for the benefit of the Recipient Party or the Recipient Parties pro rata to their respective entitlements.
(c)
A Party which has made a payment in accordance with this Clause 32.5 shall be discharged of the relevant payment obligation under the Finance Documents and shall not take any credit risk with respect to the amounts standing to the credit of the trust account.
(d)
Promptly upon the appointment of a successor Agent in accordance with Clause 28.13 (Replacement of the Agent), each Paying Party shall (other than to the extent that that Party has given an instruction pursuant to paragraph (e) below) give all requisite instructions to the bank with whom the trust account is held to transfer the amount (together with any accrued interest) to the successor Agent for distribution to the relevant Recipient Party or Recipient Parties in accordance with Clause 32.2 (Distributions by the Agent).
(e)
A Paying Party shall, promptly upon request by a Recipient Party and to the extent:
(i)
that it has not given an instruction pursuant to paragraph (d) above; and
(ii)
that it has been provided with the necessary information by that Recipient Party,

give all requisite instructions to the bank with whom the trust account is held to transfer the relevant amount (together with any accrued interest) to that Recipient Party.

32.6.
Partial Payments
(a)
If the Agent receives a payment for application against amounts due in respect of any Finance Documents that is insufficient to discharge all the amounts then due and payable by an Obligor under those Finance Documents, the Agent shall apply that payment towards the obligations of that Obligor under those Finance Documents in the following order:
(i)
first, in or towards payment pro rata of any unpaid amount owing to the Agent, the Arrangers or the Security Agents under the Finance Documents;
(ii)
secondly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under those Finance Documents;

(iii)
thirdly, in or towards payment pro rata of any principal due but unpaid under those Finance Documents and any amount due but unpaid under Clause 14 (Other Indemnities); and
(iv)
fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.
(b)
The Agent shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(ii) to (a)(iv) above.
(c)
Paragraphs (a) and (b) above will override any appropriation made by an Obligor.
32.7.
Set-off by Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

32.8.
Business Days
(a)
Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).
(b)
During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.
32.9.
Currency of Account
(a)
Subject to paragraphs (b) and (e) below, dollars is the currency of account and payment for any sum due from the Obligors under any Finance Document.
(b)
A repayment of a Utilisation or Unpaid Sum or a part of a Utilisation or Unpaid Sum shall be made in the currency in which that Utilisation or Unpaid Sum is denominated, pursuant to this Agreement, on its due date.
(c)
Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated, pursuant to this Agreement, when that interest accrued.
(d)
Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.
(e)
Any amount expressed to be payable in a currency other than dollars shall be paid in that other currency.
32.10.
Change of Currency
(a)
Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:
(i)
any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Borrower); and
(ii)
any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

(b)
If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency.
32.11.
Disruption to Payment Systems etc.

If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is notified by the Borrower that a Disruption Event has occurred:

(a)
the Agent may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of the Facilities as the Agent may deem necessary in the circumstances;
(b)
the Agent shall not be obliged to consult with the Borrower in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;
(c)
the Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;
(d)
any such changes agreed upon by the Agent and the Parent shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 39 (Amendments and Waivers);
(e)
the Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 32.11; and
(f)
the Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.
33.
Set-Off

A Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

34.
Application and Consideration

In consideration for the covenants given to the Security Agent by the Obligors in Clause 29.2 (Parallel Debt (Covenant to Pay the Security Agents)), each Security Agent agrees with the Obligors to apply all moneys from time to time paid by the Obligors to the Security Agent in accordance with the provisions of Clause 15.1 (Order of Application) of the Priority Agreement.

35.
Notices
35.1.
Communications in Writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by letter or email.

35.2 Addresses

The address and email address (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)
in the case of the Borrower or an Original Guarantor, that identified with its name on the signature pages;
(b)
in the case of each Lender or any other Obligor, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and
(c)
in the case of the Agent or the Security Agents, that identified with its name on the signature pages,

or any substitute address, email address or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days’ notice.

35.3.
Delivery
(a)
Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:
(i)
if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or
(ii)
if by way of email, when actually received by the intended recipient of such email,

and, if a particular department or officer is specified as part of its address details provided under Clause 35.2 (Addresses), if addressed to that department or officer.

(b)
Any communication or document to be made or delivered to the Agent or the Security Agents will be effective only when actually received by the Agent or the relevant Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the Agent’s or the relevant Security Agent’s signature below (or any substitute department or officer as the Agent or relevant Security Agent shall specify for this purpose).
(c)
All notices from or to an Obligor shall be sent through the Agent.
(d)
All notices to a Lender from a Security Agent shall be sent through the Agent.
(e)
Any communication or document made or delivered to the Borrower in accordance with this Clause 35.3 will be deemed to have been made or delivered to each of the Obligors.
(f)
Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5:00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

35.4.
Notification of Address

Promptly upon receipt of notification of an address or email address or changing its address or email address, the Agent shall notify the other Parties.

35.5.
Communication when Agent is Impaired Agent

If the Agent is an Impaired Agent the Parties may, instead of communicating with each other through the Agent, communicate with each other directly and (while the Agent is an Impaired Agent) all the provisions of the Finance Documents which require communications to be made or notices to be given to or by the Agent shall be varied so that communications may be made and notices given to or by the relevant Parties directly. This provision shall not operate after a replacement Agent has been appointed.

35.6.
Electronic Communication
(a)
Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties:
(i)
notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and
(ii)
notify each other of any change to their address or any other such information supplied by them by not less than five Business Days’ notice.
(b)
Any such electronic communication as specified in paragraph (a) above to be made between an Obligor and a Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication.
(c)
Any such electronic communication as specified in paragraph (a) above made between any two Parties will be effective only when actually received (or made available) in readable form and in the case of any electronic communication made by a Party to the Agent or the Security Agents only if it is addressed in such a manner as the Agent or the relevant Security Agent shall specify for this purpose.
(d)
Any electronic communication which becomes effective, in accordance with paragraph (c) above, after 5:00 p.m. in the place in which the Party to whom the relevant communication is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.
(e)
Any reference in a Finance Document to a communication being sent or received shall be construed to include that communication being made available in accordance with this Clause 35.6.
35.7.
Use of Websites
(a)
The Borrower may satisfy its obligation under this Agreement to deliver any information in relation to those Lenders (the “Website Lenders”) who accept this method of communication by posting this information onto an electronic website designated by the Borrower and the Agent (the “Designated Website”) if:
(i)
the Agent expressly agrees (after consultation with each of the Lenders) that it will accept communication of the information by this method;
(ii)
both the Borrower and the Agent are aware of the address of and any relevant password specifications for the Designated Website; and

(iii)
the information is in a format previously agreed between the Borrower and the Agent.

If any Lender (a “Paper Form Lender”) does not agree to the delivery of information electronically then the Agent shall notify the Borrower accordingly and the Parent shall, at its own cost, supply the information to the Agent (in sufficient copies for each Paper Form Lender) in paper form. In any event the Parent shall, at its own cost, supply the Agent with at least one copy in paper form of any information required to be provided by it.

(a)
The Agent shall supply each Website Lender with the address of and any relevant password specifications for the Designated Website following designation of that website by the Borrower and the Agent.
(b)
The Parent shall promptly upon becoming aware of its occurrence notify the Agent if:
(i)
the Designated Website cannot be accessed due to technical failure;
(ii)
the password specifications for the Designated Website change;
(iii)
any new information which is required to be provided under this Agreement is posted onto the Designated Website;
(iv)
any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or
(v)
the Borrower becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software.

If the Borrower notifies the Agent under paragraph (c)(i) or paragraph (c)(v) above, all information to be provided by the Borrower under this Agreement after the date of that notice shall be supplied in paper form unless and until the Agent and each Website Lender is satisfied that the circumstances giving rise to the notification are no longer continuing.

(d)
Any Website Lender may request, through the Agent, one paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Parent shall at its own cost comply with any such request within ten Business Days.
35.8.
English Language
(a)
Any notice given under or in connection with any Finance Document must be in English.
(b)
All other documents provided under or in connection with any Finance Document must be:
(i)
in English; or
(ii)
if not in English, and if so required by the Agent or a Security Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

36.
Calculations and Certificates
36.1.
Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

36.2.
Certificates and Determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

36.3.
Day count Convention and Interest Calculation
(a)
Any interest, commission or fee accruing under a Finance Document will accrue from day to day and the amount of any such interest, commission or fee is calculated:
(i)
on the basis of the actual number of days elapsed and a year of 360 days (or, in any case where the practice in the Relevant Market differs, in accordance with that market practice); and
(ii)
subject to paragraph (b) below, without rounding.
(b)
The aggregate amount of any accrued interest, commission or fee which is, or becomes, payable by an Obligor under a Finance Document shall be rounded to 2 decimal places.
37.
Partial Invalidity

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

38.
Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any Finance Party or Secured Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any Finance Document. No election to affirm any Finance Document on the part of any Finance Party or Secured Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

39.
Amendments and Waivers
39.1.
Required Consents
(a)
Subject to Clause 39.2 (All Lender Matters) and Clause 39.3 (Other Exceptions), any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Borrower and any such amendment or waiver will be binding on all Parties.
(b)
The Agent (or in relation to any Transaction Security Document, the relevant Security Agent) may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 39.

(c)
Without prejudice to the generality of paragraphs (c), (d) and (e) of Clause 28.7 (Rights and Discretions), the Agent may engage, pay for and rely on the services of lawyers in determining the consent level required for and effecting any amendment, waiver or consent under this Agreement.
(d)
Each Obligor agrees to any such amendment or waiver permitted by this Clause 39 which is agreed to by the Borrower. This includes any amendment or waiver which would, but for this paragraph (d), require the consent of all of the Guarantors.
(e)
Paragraph (c) of Clause 24.10 (Pro Rata Interest Settlement) shall apply to this Clause 39.
39.2.
All Lender Matters

Subject to Clause 39.4 (Changes to Reference Rates), an amendment, waiver or (in the case of a Transaction Security Document) a consent of, or in relation to, any term of any Finance Document that has the effect of changing or which relates to:

(a)
the definition of “Majority Lenders” and “Super Majority Lenders” in Clause 1.1 (Definitions);
(b)
the definitions of “Restricted Country”, “Restricted Party”, “Sanctions”, “Sanctions Authority” and “Sanctions List” in Clause 1.1 (Definitions);
(c)
an extension to the date of payment of any amount under the Finance Documents other than in accordance with Clause 2.5 (Extension of Revolving Facility Original Termination Date) or Clause 2.6 (Extension of Revolving Facility Extended Termination Date);
(d)
a reduction in the Margin (other than as already contemplated by this Agreement) or a reduction in the amount of any payment of principal, interest, fees or commission payable;
(e)
an increase in any Commitment or the Total Commitments, an extension of any Availability Period or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the relevant Facility;
(f)
a change to the Borrower or Guarantors other than in accordance with Clause 27 (Changes to the Obligors);
(g)
any provision which expressly requires the consent of all the Lenders;
(h)
Clause 2.3 (Finance Parties’ Rights and Obligations), Clause 5.1 (Delivery of a Utilisation Request), Clause 7.1 (Illegality), Clause 7.2 (Change of Control), Clause 7.9 (Application of Mandatory Prepayments and Cancellations), Clause 18.27 (Sanctions), Clause 21.27 (Sanctions), Clause 23.16 (Acceleration), Clause 24 (Changes to the Lenders), Clause 27 (Changes to the Obligors), this Clause 39, Clause 46 (Governing Law), Clause 48 (Arbitration) or 49 (Jurisdiction of English Courts);
(i)
(other than as expressly permitted by the provisions of any Finance Document) the nature or scope of the guarantee and indemnity granted under Clause 17 (Guarantee and Indemnity);
(j)
the release of any guarantee and indemnity granted under Clause 17 (Guarantee and Indemnity) unless permitted under this Agreement or any other Finance Document; and

(k)
subject to Clauses 39.5 (Excluded Commitments) to 39.8 (Replacement of a Defaulting Lender), the incurrence by a member of the Group of Financial Indebtedness (which is not Permitted Financial Indebtedness) by way of high-yield notes issuances (unless the proceeds of such issuances are applied to prepay the Facilities in full), shall not be made, or given, without the prior consent of all the Lenders.

39.3.
Other Exceptions
(a)
Subject to Clause 39.4 (Changes to Reference Rates), an amendment, waiver or a consent of, or in relation to, any term of any Finance Document that has the effect of changing or which relates to:
(i)
(other than as expressly permitted by the provisions of any Finance Document and subject to Clause 27.6 (Procedure upon satisfaction of the Release Condition) the nature or scope of:
(A)
the Secured Property; or
(B)
the manner in which the proceeds of enforcement of the Transaction Security are distributed,

except insofar as it relates to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document; and

(ii)
the release of any Transaction Security unless permitted under this Agreement or any other Finance Document or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is permitted under this Agreement or any other Finance Document, shall not be made, or given, without the prior consent of the Super Majority Lenders.

(b)
An amendment or waiver which relates to the rights or obligations of the Agent, the Arrangers, a Security Agent or a Hedge Counterparty (each in their capacity as such) may not be effected without the consent of the Agent, the Arrangers, that Security Agent or that Hedge Counterparty, as the case may be.
39.4.
Changes to Reference Rates
(a)
Subject to Clause 39.3 (Other Exceptions), if a Published Rate Replacement Event has occurred in relation to any Published Rate for a currency which can be selected for a Loan, any amendment or waiver which relates to:
(i)
providing for the use of a Replacement Reference Rate in place of that Published Rate; and
(ii)
(A)
aligning any provision of any Finance Document to the use of that Replacement Reference Rate;
(B)
enabling that Replacement Reference Rate to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of this Agreement);
(C)
implementing market conventions applicable to that Replacement Reference Rate;

(D)
providing for appropriate fallback (and market disruption) provisions for that Replacement Reference Rate; or
(E)
adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Agent (acting on the instructions of the Majority Lenders) and the Borrower.

(b)
In this Clause 39.4:

“Published Rate” means:

(i)
the CME Term SOFR for any Quoted Tenor; or
(ii)
SOFR.

“Published Rate Replacement Event” means, in relation to a Published Rate:

(a)
the methodology, formula or other means of determining that Published Rate has, in the opinion of the Majority Lenders and the Borrower, materially changed;
(b)
(i)
(A)
the administrator of that Published Rate or its supervisor publicly announces that such administrator is insolvent; or
(B)
information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Published Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Published Rate;

(ii)
the administrator of that Published Rate publicly announces that it has ceased or will cease, to provide that Published Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Published Rate;
(iii)
the supervisor of the administrator of that Published Rate publicly announces that such Published Rate has been or will be permanently or indefinitely discontinued; or
(iv)
the administrator of that Published Rate or its supervisor announces that that Published Rate may no longer be used;

(c)
the administrator of that Published Rate (or the administrator of an interest rate which is a constituent element of that Published Rate) determines that that Published Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either:
(i)
the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Majority Lenders and the Borrower) temporary; or
(ii)
that Published Rate is calculated in accordance with any such policy or arrangement for a period no less than the period opposite that Published Rate in Schedule 21 (Published Rate Contingency Periods); or
(d)
in the opinion of the Majority Lenders and the Borrower, that Published Rate is otherwise no longer appropriate for the purposes of calculating interest under this Agreement.

"Quoted Tenor" means, in relation to CME Term SOFR, any period for which that rate is customarily published.

“Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

“Replacement Reference Rate” means a reference rate which is:

(a)
formally designated, nominated or recommended as the replacement for a Published Rate by:
(i)
the administrator of that Published Rate (provided that the market or economic reality that such reference rate measures is the same as that measured by that Published Rate); or
(ii)
any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Benchmark” will be the replacement under paragraph (ii) above;

(b)
in the opinion of the Majority Lenders and the Borrower, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to a Published Rate; or
(c)
in the opinion of the Majority Lenders and the Borrower, an appropriate successor to a Published Rate.
39.5.
Excluded Commitments

If any Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any term of any Finance Document or any other vote of Lenders under the terms of this Agreement within ten Business Days of that request being made, (unless the Borrower and the Agent agree to a longer time period in relation to any request):

(a)
its Commitment(s) shall not be included for the purpose of calculating the Total Commitments under the Facilities when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request; and
(b)
its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

39.6.
Replacement of Lender
(a)
If:
(i)
any Lender becomes a Non-Consenting Lender (as defined in paragraph (d) below); or
(ii)
an Obligor becomes obliged to repay any amount in accordance with Clause 7.1 (Illegality) or to pay additional amounts pursuant to Clause 13.1 (Increased Costs), Clause 12.2 (Tax Gross-Up) or Clause 12.3 (Tax Indemnity) to any Lender,

then the Borrower may, on 10 Business Days’ prior written notice to the Agent and such Lender:

(A)
replace such Lender by requiring such Lender to (and, to the extent permitted by law, such Lender shall) assign or transfer pursuant to Clause 24 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to an Eligible Institution (a “Replacement Lender”), which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 24 (Changes to the Lenders) for a purchase price in cash payable at the time of transfer in an amount equal to the outstanding principal amount of such Lender’s participation in the outstanding Utilisations and all accrued interest (to the extent that the Agent has not given a notification under Clause 24.10 (Pro Rata Interest Settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents. Such transfer shall be deemed (subject to the satisfaction of paragraph (a)(iii) of Clause 24.3 (Other conditions of Transfer) or paragraph (b) of Clause 24.6 (Procedure for Transfer), as applicable) to have been completed ten Business Days after the transferee concerned delivers a Transfer Certificate or Assignment Agreement executed by it to the Lender concerned and pay the relevant amount to the Agent; and/or
(B)
prepay all (and not part only) of the participation of any Non-Consenting Lender in the Facilities (for cash at its nominal amount), with the consent of the Majority Lenders (when the prepayment is (x) funded by Permitted Financial Indebtedness or the proceeds of New Shareholder Injections or Retained Cash or any amount that would otherwise be permitted to be distributed pursuant to paragraph (b) of the definition of Permitted Distribution or (y) otherwise made in accordance with Clause 7.7 (Right of Cancellation and Repayment in Relation to a Single Lender)).
(b)
The replacement of a Lender pursuant to this Clause 39.6 shall be subject to the following conditions:
(i)
the Parent shall have no right to replace the Agent or Security Agent;
(ii)
neither the Agent nor the Lender shall have any obligation to the Borrower to find a Replacement Lender;
(iii)
in the event of a replacement of a Non-Consenting Lender such replacement must take place no later than 90 days after the date on which that Lender is deemed a Non-Consenting Lender;

(iv)
in no event shall the Lender replaced under this Clause 39.6 be required to pay or surrender to such Replacement Lender any of the fees received by such Lender pursuant to the Finance Documents; and
(v)
the Agent must be satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to that transfer.
(c)
The Agent shall perform the checks described in paragraph (b)(v) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a) above and shall notify the Borrower when it is satisfied that it has complied with those checks.
(d)
In the event that:
(i)
the Borrower or the Agent (at the request of the Borrower) has requested the Lenders to give a consent in relation to, or to agree to a waiver or amendment of, any provisions of the Finance Documents;
(ii)
the consent, waiver or amendment in question requires the approval of all the Lenders; and
(iii)
Lenders whose Commitments aggregate more than 80 per cent. of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 80 per cent. of the Total Commitments prior to that reduction) have consented or agreed to such waiver or amendment, then any Lender who does not and continues not to consent or agree to such waiver or amendment shall be deemed a “Non-Consenting Lender”.

39.7.
Disenfranchisement of Defaulting Lenders
(a)
For so long as a Defaulting Lender has any Available Commitment, in ascertaining:
(i)
the Majority Lenders; or
(ii)
whether:
(A)
any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments under the Facilities; or
(B)
the agreement of any specified group of Lenders,

has been obtained to approve any request for a consent, waiver, amendment or other vote of Lenders under the Finance Documents,

that Defaulting Lender’s Commitments under the Facilities will be reduced by the amount of its Available Commitments under the Facilities and, to the extent that that reduction results in that Defaulting Lender’s Total Commitments being zero, that Defaulting Lender shall be deemed not to be a Lender for the purposes of paragraphs (i) and (ii) above.

(b)
For the purposes of this Clause 39.7, the Agent may assume that the following Lenders are Defaulting Lenders:
(i)
any Lender which has notified the Agent that it has become a Defaulting Lender;
(ii)
any Lender in relation to which it is aware that any of the events or circumstances referred to in paragraph (a), (b) or (c) of the definition of “Defaulting Lender” has occurred,

unless it has received notice to the contrary from the Lender concerned (together with any supporting evidence reasonably requested by the Agent) or the Agent is otherwise aware that the Lender has ceased to be a Defaulting Lender.

39.8.
Replacement of a Defaulting Lender
(a)
The Borrower may, at any time a Lender has become and continues to be a Defaulting Lender, by giving five Business Days’ prior written notice to the Agent and such Lender replace such Lender by requiring such Lender to (and, to the extent permitted by law, such Lender shall) transfer pursuant to Clause 24 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to an Eligible Institution (a “Replacement Lender”), which confirms its willingness to assume and does assume all the obligations or all the relevant obligations of the transferring Lender in accordance with Clause 24 (Changes to the Lenders) for a purchase price in cash payable at the time of transfer which is either:
(i)
in an amount equal to the outstanding principal amount of such Lender’s participation in the outstanding Utilisations and all accrued interest (to the extent that the Agent has not given a notification under Clause 24.10 (Pro Rata Interest Settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents; or
(ii)
in an amount agreed between that Defaulting Lender, the Replacement Lender and the Borrower and which does not exceed the amount described in paragraph (i) above,

such transfer shall be deemed (subject to the satisfaction of paragraph (a)(ii) of Clause 24.3 (Other Conditions of Transfer) or paragraph (b) of Clause 24.6 (Procedure for Transfer), as applicable) to have been completed two Business Days after the transferee concerned delivers a Transfer Certificate or Assignment Agreement executed by it to the Lender concerned and pays the relevant amount to the Agent.

(b)
Any transfer of rights and obligations of a Defaulting Lender pursuant to this Clause 39.8 shall be subject to the following conditions:
(i)
the Parent shall have no right to replace the Agent or Security Agent;
(ii)
neither the Agent nor the Defaulting Lender shall have any obligation to the Borrower to find a Replacement Lender;
(iii)
the transfer must take place no later than 30 Business Days after the notice referred to in paragraph (a) above;
(iv)
in no event shall the Defaulting Lender be required to pay or surrender to the Replacement Lender any of the fees received by the Defaulting Lender pursuant to the Finance Documents; and

(v)
the Agent must be satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to such transfer.
(c)
The Agent shall perform the checks described in paragraph (b)(v) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a) above and shall notify the Borrower when it is satisfied that it has complied with those checks.
40.
Confidential Information
40.1.
Confidentiality

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 40.2 (Disclosure of Confidential Information) and Clause 40.3 (Disclosure to Numbering Service Providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

40.2.
Disclosure of Confidential Information
(a)
Any Finance Party may disclose:
(i)
to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;
(ii)
to any person:
(A)
to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Agent or Security Agent and, in each case, to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;
(B)
with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;
(C)
appointed by any Finance Party or by a person to whom paragraph (A) or (B) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (b) of Clause 28.15 (Relationship with the Lenders));

(D)
who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (A) or (B) above;
(E)
to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;
(F)
to any Sanctions Authority, to the extent a Finance Party deems it necessary (acting reasonably) to apply for a licence or to request guidance from such Sanctions Authority following the occurrence of a Default in relation to a breach of either Clause 18.27 (Sanctions) or Clause 21.27 (Sanctions);
(G)
to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;
(H)
to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 24.9 (Security Over Lenders’ Rights);
(I)
(in case of a Security Agent) who is a Receiver or a Delegate;
(J)
who is a Party; or
(K)
with the consent of the Borrower,

in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)
in relation to paragraphs (A), (B) and (C) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;
(B)
in relation to paragraph (D) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;
(C)
in relation to paragraphs (E), (G) and (H) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances; and

(iii)
to any person appointed by that Finance Party or by a person to whom paragraph (a)(ii)(A) or (a)(ii)(B) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (iii) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party; and
(iv)
to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information.
(b)
Nothing in any Finance Document shall prevent disclosure of any Confidential Information or other matter to the extent that preventing that disclosure would otherwise cause any transaction contemplated by the Finance Documents or any transaction carried out in connection with any transaction contemplated by the Finance Documents to become an arrangement described in Part II A 1 of Annex IV of Directive 2011/16/EU.
40.3.
Disclosure to Numbering Service Providers
(a)
Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, a Facility and/or one or more Obligors the following information:
(i)
names of Obligors;
(ii)
country of domicile of Obligors;
(iii)
place of incorporation of Obligors;
(iv)
date of this Agreement;
(v)
Clause 46 (Governing Law);
(vi)
the names of the Agent and the Arrangers;
(vii)
date of each amendment and restatement of this Agreement;
(viii)
amounts of, and names of, the Facilities;
(ix)
amount of Total Commitments;
(x)
currencies of the Facilities;
(xi)
type of Facilities;
(xii)
ranking of Facilities;
(xiii)
Termination Date for the Facilities;

(xiv)
changes to any of the information previously supplied pursuant to paragraphs (i) to (xiii) above; and
(xv)
such other information agreed between such Finance Party and the Borrower,

to enable such numbering service provider to provide its usual syndicated loan numbering identification services.

(b)
The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facilities and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.
40.4.
Entire Agreement

This Clause 40 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

40.5.
Inside Information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

40.6.
Notification of Disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:

(a)
of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (ii)(E) of Clause 40.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and
(b)
upon becoming aware that Confidential Information has been disclosed in breach of this Clause 40.
40.7.
Continuing Obligations

The obligations in this Clause 40 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 24 months from the earlier of:

(a)
the date on which all amounts payable by the Obligors under or in connection with the Finance Documents have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and
(b)
the date on which such Finance Party otherwise ceases to be a Finance Party.
40.8.
Publicity/Announcements

No press announcements or other media communication regarding this Agreement or a Finance Party’s role in connection with this Agreement shall be made without the prior written consent of the Borrower and the Arrangers prior to its release.

41.
Disclosure of Lender Details by Agent
41.1.
Supply of Lender details to Borrower

The Agent shall provide to the Borrower, within ten Business Days of a written request by the Borrower (but no more frequently than once per calendar month), a list (which may be in electronic form) setting out the names of the Lenders as at that Business Day, their respective Commitments, the address (and the department or officer, if any, for whose attention any communication is to be made) of each Lender for any communication to be made or document to be delivered under or in connection with the Finance Documents, the electronic mail address and/or any other information required to enable the transmission of information by electronic mail or other electronic means to and by each Lender to whom any communication under or in connection with the Finance Documents may be made by that means and the account details of each Lender for any payment to be distributed by the Agent to that Lender under the Finance Documents.

41.2.
Supply of Lender details at Borrower’s direction
(a)
The Agent shall, at the request of the Borrower, disclose the identity of the Lenders and the details of the Lenders’ Commitments to any:
(i)
other Party or any other person if that disclosure is made to facilitate, in each case, a refinancing of the Financial Indebtedness arising under the Finance Documents or a material waiver or amendment of any term of any Finance Document; and
(ii)
member of the Group.
(b)
Subject to paragraph (c) below, the Parent shall procure that the recipient of information disclosed pursuant to paragraph (a) above shall keep such information confidential and shall not disclose it to anyone and shall ensure that all such information is protected with security measures and a degree of care that would apply to the recipient’s own confidential information.
(c)
The recipient may disclose such information to any of its officers, directors, employees, professional advisers, auditors and partners as it shall consider appropriate if any such person is informed in writing of its confidential nature, except that there shall be no such requirement to so inform if that person is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by duties of confidentiality in relation to the information.
41.3.
Supply of Lender details to other Lenders
(a)
If a Lender (a “Disclosing Lender”) indicates to the Agent that the Agent may do so, the Agent shall disclose that Lender’s name and Commitment to any other Lender that is, or becomes, a Disclosing Lender.
(b)
The Agent shall, if so directed by the Requisite Lenders, request each Lender to indicate to it whether it is a Disclosing Lender.
41.4.
Lender Enquiry

If any Lender believes that any entity is, or may be, a Lender and:

(a) that entity ceases to have an Investment Grade Rating; or

(b) an Insolvency Event occurs in relation to that entity,

the Agent shall, at the request of that Lender, indicate to that Lender the extent to which that entity has a Commitment.

41.5.
Lender details Definitions

In this Clause 41:

“Investment Grade Rating” means, in relation to an entity, a rating for its long-term unsecured and non credit-enhanced debt obligations of BBB- or higher by S&P Global Ratings, a division of S&P Global Inc. or Fitch Ratings Ltd or Baa3 or higher by Moody’s Investors Service Limited or a comparable rating from an internationally recognised credit rating agency.

“Requisite Lenders” means a Lender or Lenders whose Commitments aggregate 15 per cent. (or more) of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated 15 per cent. (or more) of the Total Commitments immediately prior to that reduction).

42.
Bail-In
42.1.
Contractual Recognition of Bail-In
(a)
Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:
(i)
any Bail-In Action in relation to any such liability, including (without limitation):
(A)
a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;
(B)
a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and
(C)
a cancellation of any such liability; and
(ii)
a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.
(b)
Notwithstanding the foregoing, the provisions of this Clause 42 shall not apply to Emirates NBD Bank (P.J.S.C.) or Emirates NBD Capital Limited.
42.2.
Bail-In Definitions

In this Clause 42:

“Article 55 BRRD” means Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union establishing a framework for the recovery and resolution of credit institutions and investment firms.

“Bail-In Action” means the exercise of any Write-down and Conversion Powers by the applicable Resolutions Authority.

“Bail-In Legislation” means:

(a)
in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law, rule or regulation as described in the EU Bail-In Legislation Schedule from time to time;

(b)
in relation to the United Kingdom, the UK Bail-In Legislation; and
(c)
in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers.

“UK Bail-In Legislation” means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“Write-down and Conversion Powers” means:

(a)
in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;
(b)
in relation to the UK Bail-In Legislation, any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers; and
(c)
in relation to any other applicable Bail-In Legislation:
(i)
any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and
(ii)
any similar or analogous powers under that Bail-In Legislation.

43.
Acknowledgment Regarding any Supported QFCs

To the extent that the Finance Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “US Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Finance Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States or the laws of any other jurisdiction):

(a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a US Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the US Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a US Special Resolution Regime, Default Rights under the Finance Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the US Special Resolution Regime if the Supported QFC and the Finance Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)
As used in this Clause 43, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)
a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)
a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)
a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

44.
Counterparts

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

45.
USA Patriot Act

Each Lender hereby notifies each Obligor that pursuant to the requirements of the USA Patriot Act, such Lender is required to obtain, verify and record information that identifies such Obligor, which information includes the name and address of such Obligor and other information that will allow such Lender to identify such Obligor in accordance with the USA Patriot Act.

Section 12
Governing Law and Enforcement

46. Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

47. Waiver of Jury Trial

EACH OF THE PARTIES TO THIS AGREEMENT AGREES TO IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN THIS AGREEMENT. This waiver is intended to apply to all Disputes (as defined below). Each party acknowledges that (a) this waiver is a material inducement to enter into this Agreement, (b) it has already relied on this waiver in entering into this Agreement and (c) it will continue to rely on this waiver in future dealings. Each party represents that it has reviewed this waiver with its legal advisers and that it knowingly and voluntarily waives its jury trial rights after consultation with its legal advisers. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

48. Arbitration

48.1 Arbitration

Subject to Clause 48.4 (Agent’s Option) any claim, controversy, difference or dispute arising out of or in connection with this Agreement (including a claim, controversy, difference or dispute relating to the existence, validity, interpretation, performance, breach or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”) shall be referred to and finally resolved by arbitration under the arbitration rules, as amended from time to time (the “Rules”) of the London Court of International Arbitration (LCIA) in force when the Request for Arbitration (as defined in the Rules) is submitted in accordance with those Rules, which Rules shall be incorporated by reference into this Clause 48.1.

48.2 Formation of Arbitral Tribunal, Seat and Language of Arbitration

(a) The arbitral tribunal shall consist of three arbitrators. The claimant(s), irrespective of number, shall jointly nominate one arbitrator; the respondent(s), irrespective of number, shall jointly nominate the second arbitrator, and a third arbitrator (who shall act as presiding arbitrator) shall be selected and nominated by the arbitrators nominated by the claimant(s) and respondent(s) or, in the absence of agreement on the third arbitrator within 30 days of the appointment of the second arbitrator, shall be selected and appointed by the LCIA Court (as defined in the Rules). In the event that either the claimant(s) or the respondent(s) fail to nominate an arbitrator in accordance with the Rules, the relevant arbitrator shall be selected and appointed by the LCIA Court.

(b) The seat (legal place) of arbitration shall be London, England.

(c) The language of the arbitration shall be English.

(d) Notwithstanding any provision to the contrary in the Rules, the Parties agree that any arbitrator (including the presiding arbitrator) may have the same nationality as any party to the arbitration.

48.3 Recourse to Courts

For the purposes of arbitration pursuant to this Clause 48, the Parties waive any right of application to determine a preliminary point of law or appeal on a point of law under Sections 45 and 69 of the Arbitration Act 1996.

48.4 Agent’s Option

Before the Finance Parties have filed a Request for Arbitration or Response as defined in the Rules (as the case may be), the Agent may (and shall, if so instructed by the Majority Lenders) by notice in writing to all other Parties require that all Disputes or a specific Dispute be heard by a court of law. If the Agent gives such notice, the Dispute to which such notice refers shall be determined in accordance with Clause 49 (Jurisdiction of English Courts).

48.5 Governing Law

This Clause 48 shall be governed by English law.

49. Jurisdiction of English Courts

If the Agent issues a notice pursuant to Clause 48.4 (Agent’s Option), the provisions of this Clause 49 shall apply.

49.1 Jurisdiction

(a) The courts of England have exclusive jurisdiction to settle any Dispute.

(b) The Parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and accordingly no Party will argue to the contrary.

(c) This Clause 49.1 is for the benefit of the Finance Parties and the Secured Parties only. As a result, and notwithstanding paragraphs (a) and (b) above, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions.

49.2 Service of process

(a) Without prejudice to any other mode of service allowed under any relevant law each Obligor (unless incorporated in England and Wales):

(i) irrevocably appoints AIR Global Brands Limited as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(ii) agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b) If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within 15 days of such event taking place) appoint another agent on terms acceptable to the Agent. Failing this, the Agent may appoint another agent for this purpose.

50. Jurisdiction of Committee for Banking Disputes

The Saudi Guarantor irrevocably agrees for the benefit of the Finance Parties that:

(a) any legal action or proceedings arising out of this Agreement relating to the Saudi Guarantor may be filed with and brought before the Committee for Banking Disputes established in the Kingdom of Saudi Arabia pursuant to High Order No. 729/8 dated 10/7/1407H. (corresponding to 10 March 1987), as reorganised pursuant to Royal Order No. 37441 dated 11/8/1433H. (corresponding to 1 July 2012) (the “37441 Decree”), and the Banking Disputes and Violations Appeal Committee established pursuant to the 37441 Decree (comprised of, pursuant to the Royal Order No. A/24 dated 18/2/1437H. (corresponding to 30 November 2015), the First Circuit of the Banking Disputes Committee and the First Circuit of the Banking Disputes and Violations Appeal Committee, each operating under the aegis of the Saudi Central Bank) or any successor forum; and

(b) any proceedings arising out of or relating to any Promissory Note may, at the election of the Finance Parties, be brought before the relevant enforcement judge at the general courts in the Kingdom of Saudi Arabia pursuant to the Enforcement Law issued by Royal Decree No. M/53 dated 13/8/1433H (corresponding to 03/7/2012), and the jurisdiction conferred in each of paragraph (a) and (b) above shall be conferred on any successor forum to the Banking Disputes Committee and the relevant enforcement judge, respectively.

51. Waiver of Immunity

(a) To the extent that any Obligor may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), each Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

(b) Each Obligor consents generally in respect of any proceedings to the giving of any relief or the issue of any process in connection with such proceedings including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

Schedule 1

The Original Parties

Part 1
The Original Guarantors

Name of Original Guarantor	Registration number (or equivalent, if any) and Original Jurisdiction
Parent
AIR Limited	129914, Jersey
Holding Company of the Borrower
Advanced Inhalation Rituals Bidco 2 Limited	14300539, England and Wales
Advanced Inhalation Rituals Midco Limited	12227434, England and Wales
Advanced Inhalation Rituals Holdco Limited	12226959, England and Wales
Borrower
AIR Group Ventures Limited	1667, DIFC

Part 2

The Original Lenders

Name of Original Lender	Jurisdiction of incorporation	Facility A Commitment	Revolving Facility Commitment
Abu Dhabi Commercial Bank PJSC	United Arab Emirates	21,100,000	3,900,000
Arab Banking Corporation (B.S.C.)	Bahrain	50,000,000	/
Barclays Bank PLC	United Kingdom	17,670,000	12,530,000
Citibank N.A. UAE Branch	United Arab Emirates	21,100,000	3,900,000
Commercial Bank of Dubai PSC	United Arab Emirates	126,570,000	23,430,000
Emirates NBD Bank (P.J.S.C.)	United Arab Emirates	84,380,000	15,620,000
Mashreqbank psc	United Arab Emirates	84,380,000	15,620,000
Total:		USD 405,200,000	USD 75,000,000

Schedule 2

Conditions

Part 1
Conditions Precedent to Initial Utilisation

1. Obligors

(a) A copy of the constitutional documents of each Original Obligor.

(b) A copy of a resolution of the board of directors (or applicable governing body) of each Original Obligor:

(i) approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute, deliver and perform the Finance Documents to which it is a party;

(ii) authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf;

(iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request and Selection Notice) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party; and

(iv) in the case of an Obligor other than the Parent, authorising the Parent to act as its agent in connection with the Finance Documents.

(c) A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above in relation to the Finance Documents and related documents.

(d) If required by law, a copy of a resolution signed by all the holders of the issued shares in each Original Guarantor, approving the terms of, and the transactions contemplated by, the Finance Documents to which the Original Guarantor is a party.

(e) A certificate of each Original Obligor (signed by a director or other authorised signatory) confirming that:

(i) borrowing or guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guarantee, security or similar limit binding on any Original Obligor to be exceeded; and

(ii) each copy document relating to it specified in this Part 1 of Schedule 2 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.

2. Finance Documents

(a) This Agreement executed by the members of the Group party to this Agreement.

(b) The Priority Agreement executed by the members of the Group party to that agreement.

(c) The Fee Letters executed by each party to it.

(d) The Netting Letter executed by each party to it.

(e) The following Transaction Security Documents executed by the Original Obligors specified below opposite the relevant Transaction Security Document:

Security Provider	Transaction Security	Transaction Security Document	Governing law of Transaction Security Document	Excluded Transaction Security
Parent	First-priority security over the issued share capital of Advanced Inhalation Rituals Holdco Limited	Security interest agreement between the Parent and the Global Security Agent	England and Wales	No
Parent	First-priority security over all material intercompany receivables owed to the Parent (if any) by Advanced Inhalation Rituals Holdco Limited	Security interest agreement between the Parent and the Global Security Agent	England and Wales	No
Advanced Inhalation Rituals Holdco Limited	First-priority security over the issued share capital of Advanced Inhalation Rituals Midco Limited	Security interest agreement between the Advanced Inhalation Rituals Holdco Limited and the Global Security Agent	England and Wales	No
Advanced Inhalation Rituals Holdco Limited	First-priority security over all material intercompany receivables owed to Advanced Inhalation Rituals Holdco Limited (if any) by Advanced Inhalation Rituals Midco Limited	Security interest agreement between the Advanced Inhalation Rituals Holdco Limited and the Global Security Agent	England and Wales	No
Advanced Inhalation Rituals Holdco Limited	First-priority security over all material bank accounts of Advanced Inhalation Rituals Holdco Limited	Security agreement between Advanced Inhalation Rituals Holdco Limited and the Global Security Agent	England and Wales	Yes

Security Provider	Transaction Security	Transaction Security Document	Governing law of Transaction Security Document	Excluded Transaction Security
Advanced Inhalation Rituals Holdco Limited	First-priority floating charge over substantially all of the present and future assets of Advanced Inhalation Rituals Holdco Limited	Security agreement between Advanced Inhalation Rituals Holdco Limited and the Global Security Agent	England and Wales	Yes
Advanced Inhalation Rituals Midco Limited	First-priority security over the issued share capital of Advanced Inhalation Rituals Bidco 2 Limited	Security interest agreement between the Advanced Inhalation Rituals Midco Limited and the Global Security Agent	England and Wales	No
Advanced Inhalation Rituals Midco Limited	First-priority security over all material intercompany receivables owed to Advanced Inhalation Rituals Midco Limited (if any) by Advanced Inhalation Rituals Bidco 2 Limited	Security interest agreement between the Advanced Inhalation Rituals Midco Limited and the Global Security Agent	England and Wales	No
Advanced Inhalation Rituals Midco Limited	First-priority security over all material bank accounts of Advanced Inhalation Rituals Midco Limited	Security agreement between Advanced Inhalation Rituals Midco Limited and the Global Security Agent	England and Wales	Yes
Advanced Inhalation Rituals Midco Limited	First-priority floating charge over substantially all of the present and future assets of Advanced Inhalation Rituals Midco Limited	Security agreement between Advanced Inhalation Rituals Midco Limited and the Global Security Agent	England and Wales	Yes
Advanced Inhalation	First-priority security over the	Security agreement between Advanced	Dubai International Financial Centre	No

Security Provider	Transaction Security	Transaction Security Document	Governing law of Transaction Security Document	Excluded Transaction Security
Rituals Bidco 2 Limited	issued share capital of the Borrower	Inhalation Rituals Bidco 2 Limited and the Global Security Agent
Advanced Inhalation Rituals Bidco 2 Limited	First-priority security over all material intercompany receivables owed to Advanced Inhalation Rituals Bidco 2 Limited (if any) by the Borrower	Security agreement between Advanced Inhalation Rituals Bidco 2 Limited and the Global Security Agent	England and Wales	No
Advanced Inhalation Rituals Bidco 2 Limited	First-priority security over all material bank accounts of Advanced Inhalation Rituals Bidco 2 Limited	Security agreement between Advanced Inhalation Rituals Bidco 2 Limited and the Global Security Agent	England and Wales	Yes
Advanced Inhalation Rituals Bidco 2 Limited	First-priority floating charge over substantially all of the present and future assets of Advanced Inhalation Rituals Bidco 2 Limited	Security agreement between Advanced Inhalation Rituals Bidco 2 Limited and the Global Security Agent	England and Wales	No
Borrower	First-priority security over all material intercompany receivables owed to the Borrower (if any) by any member of the Group.	Security agreement between the Borrower and the Global Security Agent	Dubai International Financial Centre	No
Borrower	First-priority security over all material bank accounts of the Borrower	Security agreement between the Borrower and the Global Security Agent	Dubai International Financial Centre	Yes

(f) Any share certificates, blank stock transfer forms, director resignation letters, authorisation letters and notices of charge required to be delivered under the Transaction Security Documents in paragraph (e) above.

3. Legal Opinions

(a) A legal opinion of White & Case, LLP legal advisers to the Agent and the Arrangers as to English law.

(b) A legal opinion of White & Case, LLP, legal advisers to the Agent and the Arrangers as to the laws of the Dubai International Financial Centre.

(c) A legal opinion of Latham and Watkins, LLP, legal advisers to the Borrower as to the laws of the Dubai International Financial Centre.

(d) A legal opinion of Walkers (Jersey) LLP, legal advisers to the Agent and the Arrangers as to matters of Jersey law.

4. Other Documents and Evidence

(a) Evidence that all fees, costs and expenses then due from the Borrower pursuant to the Finance Documents have been paid or will be paid by the first Utilisation Date.

(b) A copy of the Group Structure Chart.

(c) A copy of the Base Case Model.

(d) Evidence that any process agent referred to in Clause 49.2 (Service of Process), if not an Original Obligor, has accepted its appointment.

(e) A copy of the Original Financial Statements and the unaudited management account of the Initial Parent for the financial quarter ended 30 June 2024.

(f) A copy of a customary pay-off letter, release agreement and voluntary prepayment notice in connection with the discharge and release on the Closing Date of all existing indebtedness, Security and guarantees in relation to the Existing Facility Agreement or which is otherwise not permitted to remain outstanding under this Agreement.

(g) In respect of each company incorporated in the United Kingdom whose shares are the subject of the Transaction Security (a “Charged Company”), either:

(i) a certificate of an authorised signatory of the Parent certifying that:

(A) each member of the Group has complied within the relevant timeframe with any notice it has received pursuant to Part 21A of the Companies Act 2006 from that Charged Company; and

(B) no “warning notice” or “restrictions notice” (in each case as defined in Schedule 1B of the Companies Act 2006) has been issued in respect of those shares, together with a copy of the “PSC register” (within the meaning of section 790C(10) of the Companies Act 2006) of that Charged Company which, in the case of a Charged Company that is a member of the Group, is certified by an authorised signatory of the Parent to be correct, complete and not amended or superseded as at a date no earlier than the Closing Date; or

(ii) a certificate of an authorised signatory of the Parent certifying that such Charged Company is not required to comply with Part 21A of the Companies Act 2006.

(h) A copy of the Approved List.

Part 2
Conditions Subsequent

1. Additional Guarantors

(a) A copy of the constitutional documents of each Additional Guarantor (other than the Borrower or, if already provided pursuant to Part 1 of Schedule 2 (Conditions), confirmation that such constitutional documents previously delivered documents have not been amended or superseded.

(b) To the extent not already provided pursuant to Part 1 of Schedule 2 (Conditions), a copy of a resolution of the board of directors (or applicable governing body) of each Original Guarantor (other than the Borrower and Advanced Inhalation Rituals Bidco 2 Limited):

(i) approving the terms of, and the transactions contemplated by, the Transaction Security Documents to which it is a party and resolving that it execute, deliver and perform the Transaction Security Documents to which it is a party;

(ii) authorising a specified person or persons to execute the Transaction Security Documents to which it is a party on its behalf; and

(iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Transaction Security Documents to which it is a party.

(c) A certificate of each Original Guarantor (other than the Borrower, the Parent and Advanced Inhalation Rituals Bidco 2 Limited) (signed by a director or other authorised signatory):

(i) to the extent not already provided pursuant to Part 1 of Schedule 2 (Conditions), attaching a specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above;

(ii) confirming that securing the Total Commitments would not cause any security or similar limit binding on it to be exceeded; and

(iii) certifying that each copy document relating to it specified in this Part 2 of Schedule 2 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of the Transaction Security Document to which it is a party.

2. Transaction Security Documents

(a) The Promissory Notes executed by the Saudi Guarantor.

(b) The following Transaction Security Documents executed by the Original Guarantors specified below opposite the relevant Transaction Security Document:

Name of Guarantor	Transaction Security	Transaction Security Document	Governing law of Transaction Security Document	Excluded Transaction Security
Parent	First-priority security over all material bank accounts	Security interest agreement between the Parent and the Global Security Agent	Jersey	Yes

Name of Guarantor	Transaction Security	Transaction Security Document	Governing law of Transaction Security Document	Excluded Transaction Security
Air Holding USA, Inc	First-priority security over the issued share capital of Air Distribution USA, Inc and Global Hookah, Inc	Security agreement between Air Holding USA, Inc and the Global Security Agent	United States	No
Air Holding USA, Inc	First-priority security over material intercompany receivables owed to Air Holding USA, Inc, Inc (if any)	Security agreement between Air Holding USA, Inc and the Global Security Agent	United States	No
Air Holding USA, Inc	First-priority security over all material bank accounts of Air Holding USA, Inc	Security agreement between Air Holding USA, Inc and the Global Security Agent	United States	No
Air Holding USA, Inc	First-priority floating charge (or equivalent) over substantially all of the present and future assets of Air Holding USA, Inc	Security agreement between Air Holding USA, Inc and the Global Security Agent	United States	No
AIR Distribution USA, Inc.	First-priority security over material intercompany receivables owed to AIR Distribution USA, Inc (if any)	Security agreement between, amongst others, AIR Distribution USA, Inc. and the Global Security Agent	United States	No
AIR Distribution USA, Inc.	First-priority security over all material bank accounts of AIR Distribution USA, Inc.	Security agreement between, amongst others, AIR Distribution USA, Inc. and the Global Security Agent	United States	Yes
AIR Distribution USA, Inc.	First-priority floating charge (or equivalent) over substantially all of	Security agreement between, amongst others, AIR	United States	No

Name of Guarantor	Transaction Security	Transaction Security Document	Governing law of Transaction Security Document	Excluded Transaction Security
	the present and future assets of AIR Distribution USA, Inc.	Distribution USA, Inc. and the Global Security Agent
Global Hookah, Inc.	First-priority security over material intercompany receivables owed to Global Hookah, Inc. (if any)	Security agreement between, amongst others, Global Hookah, Inc. and the Global Security Agent	United States	No
Global Hookah, Inc.	First-priority security over all material bank accounts of Global Hookah, Inc.	Security agreement between, amongst others, Global Hookah, Inc. and the Global Security Agent	United States	Yes
Global Hookah, Inc.	First-priority floating charge (or equivalent) over substantially all of the present and future assets of Global Hookah, Inc.	Security agreement between, amongst others, Global Hookah, Inc. and the Global Security Agent	United States	No
Al Fakher Pioneers for Trading	First-priority security over all material bank accounts of Al Fakher Pioneers for Trading	Security agreement between Al Fakher Pioneers for Trading and the KSA Security Agent	Kingdom of Saudi Arabia	Yes
Al Fakher Pioneers for Trading	First-priority security over all material intercompany receivables owed to Al Fakher Pioneers for Trading (if any).	Security agreement between Al Fakher Pioneers for Trading and the KSA Security Agent	Kingdom of Saudi Arabia	No
Borrower	First-priority security over the issued share capital of Al Fakher	Share security agreement between Advanced Inhalation Rituals Bidco 2 Limited	Ajman Free Zone	No

Name of Guarantor	Transaction Security	Transaction Security Document	Governing law of Transaction Security Document	Excluded Transaction Security
	Tobacco Factory F.Z.E.	and the Global Security Agent
Al Fakher Tobacco Factory FZE	First-priority security over the issued share capital of Al Fakher Pioneers for Trading	Share security agreement between Al Fakher Tobacco Factory FZE and the KSA Security Agent	Kingdom of Saudi Arabia	No
Al Fakher Tobacco Factory FZE	First-priority security over intercompany receivables owed to Al Fakher Tobacco Factory F.Z.E. (if any)	Moveables security agreement between, amongst others, Al Fakher Tobacco Factory F.Z.E. and the Global Security Agent	Ajman Free Zone	No
Al Fakher Tobacco Factory FZE	First-priority security over all bank accounts of Al Fakher Tobacco Factory FZE	Movable security agreement between Al Fakher Tobacco Factory FZE and the Global Security Agent	Ajman Free Zone	Yes
Al Fakher Tobacco Factory FZE	First-priority security over the material moveable assets (including trade receivables) of Al Fakher Tobacco Factory FZE (to the extent possible under relevant local law regulations)	Movable security agreement between Al Fakher Tobacco Factory FZE and the Global Security Agent	Ajman Free Zone	No
Borrower	First-priority security over the issued share capital of AIR Global Brands Limited.	Security interest agreement between the Borrower and the Global Security Agent	England and Wales	No
AIR Global Brands Limited	First-priority security over the	Security interest agreement between AIR Global Brands	Germany	No

Name of Guarantor	Transaction Security	Transaction Security Document	Governing law of Transaction Security Document	Excluded Transaction Security
	issued share capital of Emtrada GmbH	Limited and the Global Security Agent
AIR Global Brands Limited	First-priority security over all material bank accounts of AIR Global Brands Limited	Security interest agreement between AIR Global Brands Limited and the Global Security Agent	England and Wales	Yes
AIR Global Brands Limited	First-priority security over all material intercompany receivables owed to AIR Global Brands Limited (if any).	Security agreement between AIR Global Brands Limited and the Global Security Agent	England and Wales	No
AIR Global Brands Limited	First-priority floating charge over substantially all of the present and future assets of AIR Global Brands Limited	Security agreement between AIR Global Brands Limited and the Global Security Agent	England and Wales	No
Emtrada GmbH	First-priority security over all material bank accounts of Emtrada GmbH	Security interest agreement between Emtrada GmbH and the Global Security Agent	Germany	Yes
Emtrada GmbH	First-priority security over all material intercompany receivables owed to Emtrada GmbH (if any).	Security interest agreement between Emtrada GmbH and the Global Security Agent	Germany	No

(c) Copies of any notices, documents or evidence of perfection steps which pursuant to the terms of the relevant security document (subject to the Agreed Security Principles) are required to be given, executed or carried out at the time of execution of the Transaction Security Documents referred to in paragraph (a) above.

3. Legal Opinions

(a) A legal opinion of White & Case, LLP legal advisers to the Agent and the Arrangers as to English law.

(b) A legal opinion of White & Case, LLP, legal advisers to the Agent and the Arrangers as to the laws of the Kingdom of Saudi Arabia.

(c) A legal opinion of The Law Firm of Latham and Watkins, legal advisers to the Borrower as to the laws of the Kingdom of Saudi Arabia.

(d) A legal opinion of White & Case, LLP, legal advisers to the Agent and the Arrangers as to the laws of the Republic of Germany.

(e) A legal opinion of Latham & Watkins LLP, legal advisers to the Borrower as to matters of US law.

(f) A legal opinion of White & Case, LLP, legal advisers to the Agent and the Arrangers as to the laws of the Ajman Free Zone.

(g) A legal opinion of Latham & Watkins LLP, legal advisers to the Borrower as to the laws of the Ajman Free Zone.

Part 3

Conditions Precedent Required to be Delivered by an Additional Guarantor

1. An Accession Deed executed by the Additional Guarantor and the Borrower.

2. A copy of the constitutional documents of the Additional Guarantor.

3. If required, a copy of a resolution of the board of directors (or applicable governing body) of the Additional Guarantor:

(a) approving the terms of, and the transactions contemplated by, the Accession Deed and the Finance Documents and resolving that it execute, deliver and perform the Accession Deed and any other Finance Document to which it is a party;

(b) authorising a specified person or persons to execute the Accession Deed and other Finance Documents on its behalf;

(c) authorising a specified person or persons, on its behalf, to sign and/or despatch all other documents and notices to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party; and

(d) authorising the Borrower to act as its agent in connection with the Finance Documents.

4. A specimen of the signature of each person authorised by the resolution referred to in paragraph 3 above.

5. If required, a copy of a resolution signed by all the holders of the issued shares of the Additional Guarantor, approving the terms of, and the transactions contemplated by, the Finance Documents to which the Additional Guarantor is a party.

6. If required, a copy of a resolution of the board of directors of each corporate shareholder of each Additional Guarantor approving the terms of the resolution referred to in paragraph 5 above.

7. A copy of a good standing certificate or the equivalent (to the extent such concept exists under the laws of the applicable jurisdiction) with respect to each Additional Guarantor whose jurisdiction of organization is a state of the US or the District of Columbia, issued as of a recent date by the Secretary of State or other appropriate official of such Additional Guarantor’s jurisdiction of incorporation or organisation.

8. A certificate in form and substance satisfactory to the Agent of the chief financial officer, director of finance or other appropriate person of each Additional Guarantor created or organised under the laws of the United States, any state or territory thereof or the District of Columbia as to the solvency of such Additional Guarantor.

9. A certificate of the Additional Guarantor (signed by a director or other authorised signatory) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded.

10. A certificate of an authorised signatory of the Additional Guarantor certifying that each copy document listed in this Part 2 of Schedule 2 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of the Accession Deed.

11. A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by the Accession Deed or for the validity and enforceability of any Finance Document.

12. If available, the latest audited financial statements of the Additional Guarantor.

13. A legal opinion of the legal advisers to the Agent in England, as to English law addressed to the Agent, the Security Agents and the Lenders in the form distributed to the Lenders prior to signing the Accession Deed.

14. Any security documents which, subject to the Agreed Security Principles, are required by the Agent to be executed by the proposed Additional Guarantor.

15. Any notices, documents or evidence of perfection steps which, pursuant to the terms of the relevant security document, are required to be given, executed or carried out at the time of execution of such security documents.

Schedule 3

Requests and Notices

Part 1
Utilisation Request Loans

From: [Borrower]*

To: [Agent]

Dated:

[●] – USD [ ] Senior Facilities Agreement
dated [●] (the “Facilities Agreement”)

1. We refer to the Facilities Agreement. This is a Utilisation Request. Terms defined in the Facilities Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2. We wish to borrow a Loan on the following terms:

(a) Proposed Utilisation Date:	[●] (or, if that is not a Business Day, the next Business Day)
(b) Facility to be utilised:	[Facility A] / [Revolving Facility]
(c) Currency of Loan:	USD
(d) Amount:	[●] or, if less, the Available Facility
(e) Interest Period:	[●]

3. We confirm that each condition specified in Clause 4.2 (Further Conditions Precedent) of the Facilities Agreement is satisfied on the date of this Utilisation Request.

4. [This Loan is to be made in [whole]/[part] for the purpose of refinancing [identify maturing Revolving Facility Loan]/[The proceeds of this Loan should be credited to [account]].

5. This Utilisation Request is irrevocable.

[●]

authorised signatory for and on behalf of
[the Borrower]

Part 2
Selection Notice

Applicable to a Facility A Loan

From: [Borrower]

To: [Agent]

Dated:

[●] – USD [ ] Senior Facilities Agreement dated [●] (the “Facilities Agreement”)

1. We refer to the Facilities Agreement. This is a Selection Notice. Terms defined in the Facilities Agreement have the same meaning in this Selection Notice unless given a different meaning in this Selection Notice.

2. We refer to the following Facility A Loans with an Interest Period ending on [●]**.

3. [We request that the above Facility A Loan[s] be divided into [ ] Facility A Loans with the following amounts and Interest Periods:] ***

or

[We request that the next Interest Period for the above Facility A Loan[s] is [●]].****

4. This Selection Notice is irrevocable.

[●]

authorised signatory for and on behalf of
[the Borrower]

Notes:

** Insert details of all Facility A Loans which have an Interest Period ending on the same date.

*** Use the option if division of a Loan is requested.

**** Use this option if sub-division is not required.

Schedule 4

Form of Transfer Certificate

To: [●] as Agent

From: [The Existing Lender] (the “Existing Lender”) and [The New Lender] (the “New Lender”)

Dated:

[●] – USD [ ] Senior Facilities Agreement
dated [●] (the “Facilities Agreement”)

1. We refer to the Facilities Agreement (as defined in the Facilities Agreement). This agreement (the “Agreement”) shall take effect as a Transfer Certificate for the purposes of the Facilities Agreement. Terms defined in the Facilities Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2. We refer to Clause 24.6 (Procedure for Transfer) of the Facilities Agreement:

(a) The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation and in accordance with Clause 24.6 (Procedure for Transfer) of the Facilities Agreement all of the Existing Lender’s rights and obligations under the Facilities Agreement and the other Finance Documents and in respect of the Transaction Security which relate to that portion of the Existing Lender’s Commitment(s) and participations in Utilisations under the Facilities Agreement as specified in Schedule 7 (Commitment/rights and obligations to be transferred).

(b) The proposed Transfer Date is [●].

(c) The Facility Office and address and attention details for notices of the New Lender for the purposes of Clause 35.2 (Addresses) of the Facilities Agreement are set out in Schedule 7 (Commitment/Rights and Obligations to be Transferred).

3. The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (c) of Clause 24.5 (Limitation of Responsibility of Existing Lenders) of the Facilities Agreement.

4. The New Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is:

(a) [a Qualifying Lender (other than a Treaty Lender);]

(b) [a Treaty Lender (assuming all procedural formalities are completed);]

(c) [not a Qualifying Lender].*

5. The New Lender confirms that it [is]/[is not]* a Sponsor Affiliate.

6. This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

7. This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

8. This Agreement has been entered into on the date stated at the beginning of this Agreement.

Note: The execution of this Transfer Certificate may not transfer a proportionate share of the Existing Lender’s interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender’s Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

Schedule 5

Commitment/Rights and Obligations to be Transferred

[insert relevant details]
[Facility Office address and attention details for notices and account details for payments]

[Existing Lender]
For and on behalf of

By: [●]

[New Lender]
For and on behalf of

By: [●]

This Agreement is accepted as a Transfer Certificate for the purposes of the Facilities Agreement by the Agent and the Transfer Date is confirmed as [●].

For and on behalf of

[Agent]

By: [●]

NOTES:

* Delete as applicable.

Schedule 6

Form of Assignment Agreement

To: [●] as Agent and [●] as Borrower for and on behalf of each Obligor

From: [the Existing Lender] (the “Existing Lender”) and [the New Lender] (the “New Lender”)

Dated:

[●] – USD [ ] Senior Facilities Agreement
dated [●] (the “Facilities Agreement”)

1. We refer to the Facilities Agreement. This is an Assignment Agreement. This agreement (the “Agreement”) shall take effect as an Assignment Agreement for the purposes of the Facilities Agreement. Terms defined in the Facilities Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2. We refer to Clause 24.7 (Procedure for Assignment) of the Facilities Agreement:

(a) The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Facilities Agreement, the other Finance Documents and in respect of the Transaction Security which correspond to that portion of the Existing Lender’s Commitment(s) and participations in Utilisations under the Facilities Agreement as specified in Schedule 7 (Commitment/Rights and Obligations to be Transferred by Assignment, Release and Accession).

(b) The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender’s Commitment(s) and participations in Utilisations under the Facilities Agreement specified in Schedule 7 (Commitment/rights and obligations to be transferred by assignment, release and accession).

(c) The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.

3. The proposed Transfer Date is [●].

4. On the Transfer Date the New Lender becomes party to the relevant Finance Documents as a Lender.

5. The Facility Office and address and attention details for notices of the New Lender for the purposes of Clause 35.2 (Addresses) of the Facilities Agreement are set out in Schedule 7 (Commitment/rights and obligations to be transferred by assignment, release and accession).

6. The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (c) of Clause 24.5 (Limitation of Responsibility of Existing Lenders) of the Facilities Agreement.

7. The New Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is:

(a) [a Qualifying Lender (other than a Treaty Lender);]

(b) [a Treaty Lender (assuming all procedural formalities are completed);]

(c) [not a Qualifying Lender].*

8. The New Lender confirms that it [is]/[is not]* a Sponsor Affiliate.

9. This Agreement acts as notice to the Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 24.8 (Copy of Transfer Certificate or Assignment Agreement to Borrower), to the Borrower (on behalf of each Obligor) of the assignment referred to in this Agreement.

10. This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

11. This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

12. This Agreement has been entered into on the date stated at the beginning of this Agreement.

Note: The execution of this Assignment Agreement may not transfer a proportionate share of the Existing Lender’s interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender’s Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

Schedule 7

Commitment/Rights and Obligations to be Transferred by Assignment,
Release and Accession

[insert relevant details]

[Facility Office address and attention details for notices
and account details for payments]

[Existing Lender]
For and on behalf of

By: [●]

[New Lender]
For and on behalf of

By: [●]

Schedule 8

Form of Accession Deed

To: [●] as Agent

From: [Subsidiary] and [Borrower]

Dated: [●]

[●] – USD [●] Senior Facilities Agreement
dated [●] (the “Facilities Agreement”)

1. We refer to the Facilities Agreement. This deed (the “Accession Deed”) shall take effect as an Accession Deed for the purposes of the Facilities Agreement and the Priority Agreement. Terms defined in the Facilities Agreement have the same meaning in paragraphs 1-5 of this Accession Deed unless given a different meaning in this Accession Deed.

2. [Subsidiary] agrees to become an Additional Guarantor and to be bound by the terms of the Facilities Agreement and the other Finance Documents as an Additional Guarantor pursuant to Clause 27.2 (Additional Guarantors) of the Facilities Agreement.

3. [Subsidiary] agrees to become a[n] [Intra-Group Lender/ Shareholder Lender/Debtor] under the Priority Agreement in accordance with Clause [17.7 (New Intra-Group Lender) / 17.8 (New Shareholder Lender) / 17.10 (New Debtor)] of the Priority Agreement and to be bound by the terms of the Priority Agreement, the Facilities Agreement and the other Finance Documents as a[n] [Intra-Group Lender/ Shareholder Lender/Debtor].

4. [Subsidiary] is a company duly incorporated under the laws of [name of relevant jurisdiction] and is a limited liability company with registered number [●].

5. [Subsidiary’s] administrative details for the purposes of the Facilities Agreement are as follows:

Address: [●]

Attention: [●]

6. This Accession Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Accession Deed has been signed on behalf of the Borrower and executed as a deed by [Subsidiary] and is delivered on the date stated above.

[Subsidiary]

[Executed as a Deed by: [Subsidiary]	Director
Director/Secretary]

OR

[Executed as a Deed by: [Subsidiary]	Signature of Director Name of Director
Signature of witness Name of witness Address of witness Occupation of witness]

The Borrower
For and on behalf of
[Borrower]

By: [●]

Schedule 9

Form of Resignation Letter

To: [●] as Agent

From: [resigning Obligor] and [Borrower]

Dated: [●]

[●] – USD [●] Senior Facilities Agreement
dated [●] (the “Facilities Agreement”)

1. We refer to the Facilities Agreement. This is a Resignation Letter. Terms defined in the Facilities Agreement have the same meaning in this Resignation Letter unless given a different meaning in this Resignation Letter.

2. Pursuant to Clause 27.3 (Resignation of a Guarantor) of the Facilities Agreement, we request that [resigning Obligor] be released from its obligations as a Guarantor under the Facilities Agreement and the Finance Documents.

3. We confirm that:

(a) no Default is continuing or would result from the acceptance of this request; [and]

(b) [this request is given in relation to a Third Party Disposal of [resigning Obligor]];*

(c) [●]**

4. This Resignation Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

5. The Borrower agrees to indemnify the Finance Parties and Secured Parties for any costs, expenses, or liabilities which would have been payable by [resigning Obligor] in connection with the Finance Documents but for the release set out in paragraph 1 above.

For and on behalf of [Borrower]	For and on behalf of [resigning Obligor]
[●]	[●]

Notes:

* Insert where resignation only permitted in case of a Third Party Disposal.

** Insert any other conditions required by the Facilities Agreement.

Schedule 10

Form of Compliance Certificate

To: [●] as Agent

From: [Borrower]

Dated: [●]

[●] – USD [●] Senior Facilities Agreement
dated [●] (the “Facilities Agreement”)

1. We refer to the Facilities Agreement. This is a Compliance Certificate. Terms defined in the Facilities Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

2. We confirm that:

(a) in respect of the Relevant Period ending on [●] EBITDA for the Relevant Period was [●] and Debt Service for the Relevant Period was [●]. Therefore Debt Service Cover for such Relevant Period was [●] and the covenant contained in paragraph (a) of Clause 20.2 (Financial Condition) [has/has not] been complied with;

(b) on the last day of the Relevant Period ending on [●] Total Net Debt was [●] and EBITDA for such Relevant Period was [●]. Therefore Consolidated Net Leverage at such time [did/did not] exceed [●] for such Relevant Period and the covenant contained in paragraph (b) of Clause 20.2 (Financial Condition) [has/has not] been complied with;

(c) Consolidated Net Leverage is [●]:1 and, therefore, the Margin for each Loan should be [●]%; and

(d) in respect of the Relevant Period ending on [●]Consolidated Net Leverage in respect of the most recently completed Relevant Period is [●],

and we attach (in reasonable detail) the underlying calculations (which are reasonable in the opinion of the Borrower) in respect of the above figures.

3. [We confirm that no Default is continuing.]*

4. [We confirm that the following companies constitute Material Companies for the purposes of the Facilities Agreement: [●].]

We confirm that:

(a) the aggregate of the earnings before interest, tax, depreciation and amortisation (calculated on the same basis as EBITDA) of the Guarantors (calculated on an unconsolidated basis and excluding all intra-Group items, goodwill and investments in Subsidiaries of any member of the Group) exceeds [●]% of EBITDA of the Group; and

(b) the net revenues of the Guarantors represent not less than [●]% of the consolidated net revenues of the Group,

and therefore the Guarantor Coverage Test [is in compliance] / [is not in compliance]. And set out below are details of every member of the Group required to become Additional Guarantors to ensure compliance with the Guarantor Coverage Test:

[●]] **

Signed

For and on behalf of [Borrower]	For and on behalf of [Borrower]
Director	Director

[insert applicable certification language]

for and on behalf of
[name of [Auditors]]***

[●]

Notes:

* If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

** Only applicable if this Compliance Certificate accompanies the audited financial statements.

*** Only applicable if the Compliance Certificate accompanies the audited financial statements and is to be signed by the Borrower’s Auditors.

Schedule 11

Timetables

Loans in dollars
Delivery of a duly completed Utilisation Request (Clause 5.1 (Delivery of a Utilisation Request)) or a Selection Notice (Clause 9.1 (Selection of Interest Periods and Terms))	First Utilisation Request: U-2 Any other Utilisation Request: U-3 9.30am (London)
Agent notifies the Lenders of the Loan in accordance with Clause 5.4 (Lenders’ Participation)	U-2 9:30 am (London)

“U”	=	date of utilisation or, if applicable, in the case of a Loan that has already been borrowed, the first day of the relevant Interest Period for that Loan.
“U – X”	=	X Business Days prior to date of utilisation

Schedule 12

Form of Increase Confirmation

To:	[●] as Agent, [●] as Global Security Agent, [●] as KSA Security Agent, [●] and [●] as Borrower, for and on behalf of each Obligor
From:	[Increase Lender] (the “Increase Lender”)
Dated:	[●]

[●] – USD [●] Senior Facilities Agreement dated [●] (the “Facilities Agreement”)

1. We refer to the Facilities Agreement and to the Priority Agreement (as defined in the Facilities Agreement). This agreement (the “Agreement”) shall take effect as an Increase Confirmation for the purpose of the Facilities Agreement. Terms defined in the Facilities Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2. We refer to Clause 2.2 (Increase) of the Facilities Agreement.

3. The Increase Lender agrees to assume and will assume all of the obligations corresponding to the Commitment specified in Schedule 13 (Relevant Commitment/rights and obligations to be assumed by the Increase Lender) (the “Relevant Commitment”) as if it was an Original Lender under the Facilities Agreement.

4. The proposed date on which the increase in relation to the Increase Lender and the Relevant Commitment is to take effect (the “Increase Date”) is [●].

5. On the Increase Date, the Increase Lender becomes party to the relevant Finance Documents as a Lender.

6. The Facility Office and address and attention details for notices to the Increase Lender for the purposes of Clause 35.2 (Addresses) of the Facilities Agreement are set out in Schedule 13 (Relevant Commitment/rights and obligations to be assumed by the Increase Lender).

7. The Increase Lender expressly acknowledges the limitations on the Lenders’ obligations referred to in paragraph (f) of Clause 2.2 (Increase).

8. The Increase Lender confirms, for the benefit of the Agent and without liability to any Obligor, that it is:

(a) [a Qualifying Lender (other than a Treaty Lender);]

(b) [a Treaty Lender (assuming all procedural formalities are completed);]

(c) [not a Qualifying Lender].*

9. The Increase Lender confirms that it [is]/[is not]* not a Sponsor Affiliate.

10. The Increase Lender confirms that it is not an Industry Competitor, a Defaulting Lender or a Loan to Own/Distressed Investor.

11. This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

12. This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

13. This Agreement has been entered into on the date stated at the beginning of this Agreement.

Note: The execution of this Increase Confirmation may not be sufficient for the Increase Lender to obtain the benefit of the Transaction Security in all jurisdictions. It is the responsibility of the Increase Lender to ascertain whether any other documents or other formalities are required to obtain the benefit of the Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

Schedule 13

Relevant Commitment/Rights and Obligations to be Assumed by the Increase Lender

[insert relevant details]

[Facility office address and attention details for notices and account details for payments]

[Increase Lender]

By: [●]

This Agreement is accepted as an Increase Confirmation for the purposes of the Facilities Agreement by the Agent and by the Security Agents and the Increase Date is confirmed as [●].

Agent

By: [●]

Global Security Agent By: [●]	KSA Security Agent By: [●]

Note:

* Delete as applicable.

Schedule 14

Agreed Security Principles

1. Security Principles

(a) The guarantees and security to be provided will be given in accordance with the agreed security principles set out in this Schedule 14. This Schedule 14 addresses the manner in which the Agreed Security Principles will impact on the guarantees and security proposed to be taken in relation to this transaction.

(b) The Agreed Security Principles embody a recognition by all parties that there may be certain legal and practical difficulties in obtaining effective or commercially reasonable guarantees and security from Obligors in jurisdictions in which it has been agreed that guarantees and security will be granted. In particular:

(i) general legal and statutory limitations, regulatory restrictions, financial assistance, corporate benefit, capital maintenance, equity subordination, fraudulent preference, “interest stripping”, “controlled foreign corporation”, transfer pricing or “thin capitalisation” rules, tax restrictions, retention of title claims and similar principles may prohibit, limit or otherwise restrict the ability of a member of the Group to provide a guarantee or security or may require that the guarantee or security be limited by an amount or otherwise. If any such limit applies, the guarantees and security provided (or the enforceability thereof) will be limited to the maximum amount which the relevant member of the Group may provide, having regard to applicable law (including any jurisprudence) and subject to fiduciary duties of management. A guarantee or security interest will not be required if, or its enforceability will be limited if and to the extent that, giving such guarantee or taking such security would expose the directors, officers or employees of the relevant company to a risk of personal liability. The Parent will use reasonable endeavours to assist in demonstrating that adequate corporate benefit accrues to each Guarantor;

(ii) certain supervisory board, works council, regulator or regulatory board (or equivalent), or another external body’s or person’s consent may be required to enable a member of the Group to provide a guarantee or security. Such guarantee and/or security shall not be required unless such consent has been received provided that reasonable endeavours have been used by the relevant member of the Group to obtain the relevant consent to the extent permissible by law and regulation and such consent has no material adverse impact on relationships with third parties;

(iii) a key factor in determining whether or not a guarantee or security shall be taken (and the extent of the perfection and/or registration of such security) is the applicable time and cost to the Group (including adverse effects in relation to taxes, interest deductibility, stamp duty, notarisation and registration fees), which shall not be disproportionate to the benefit accruing to the Lenders of obtaining such guarantee, security or perfection;

(iv) where there is material incremental cost involved in creating security over all assets owned by an Obligor in a particular category the principle stated at paragraph (iii) above shall apply and, subject to these Agreed Security Principles, only the material assets in that category shall be subject to security;

(v) the maximum guaranteed or secured amount may be limited to minimise stamp duty, notarisation, registration or other applicable fees, taxes and duties where the benefit of increasing the guaranteed or secured amount is disproportionate to the level of such fee, taxes and duties (and in any event the maximum aggregate amount payable by the Group in respect of fees, costs, expenses, disbursements and VAT relating to the provision of guarantees and security shall be limited to an amount to be agreed between the relevant Security Agent and the Borrower);

(vi) it is acknowledged that in certain jurisdictions, it may be impossible, impractical, or disproportionately costly to create guarantees or security over certain categories of assets, in which event guarantees or security will not be taken over such assets;

(vii) any assets or companies subject to applicable legal requirements or third party arrangements which may prevent those assets from being charged, assigned, secured or subject to the applicable security document or those companies from giving a security or guarantee (or assets which, if charged, assigned, secured or subject to the applicable security document, would give a third party the right to terminate or otherwise amend any rights, benefits and/or obligations of the Group in respect of those assets or require any member of the Group to take any action materially adverse to the interests of the Group or any member thereof) will be excluded from any relevant security document and any requirement to give security or guarantee provided that reasonable endeavours to obtain consent to charging any such assets shall be used by the Obligors if the relevant asset is material and if, in the view of the Borrower (acting reasonably), taking such security will have no material adverse impact on commercial relationships with third parties or otherwise force the relevant Obligor or the Group to incur any material cost;

(viii) members of the Group will not be required to give guarantees or enter into security documents if (i) it is not within their legal capacity to do so or (ii) it would conflict with the fiduciary or statutory duties of their directors, officers or employees, contravene any legal or regulatory prohibition, bona fide contractual restriction or regulatory condition or result in a risk of personal or criminal liability on the part of any director, officer or employee provided that the relevant member of the Group shall use reasonable endeavours to overcome any such obstacle to the extent achievable at reasonable cost and without adverse impact on relationships with third parties;

(ix) the giving of a guarantee, the granting of security or the perfection of security granted will not be required if it would be unduly burdensome or restrict the ability of the relevant Obligor to conduct its operations and business in the ordinary course or as otherwise permitted by the finance documents (including, without limitation, notification of receivables security to third party debtors until an Event of Default has occurred and is continuing and the Agent has given notice of intention to enforce in accordance with the terms of this Agreement unless otherwise stated within these Agreed Security Principles), and any requirement under these Agreed Security Principles to seek the consent of any person or to take or not take any other action shall be subject to this paragraph (ix);

(x) unless granted under a global security document governed by the law of the jurisdiction of an Obligor or under English law all security (other than share security over its guarantor company subsidiaries) shall be governed by the law of and secure assets located in the jurisdiction of incorporation of that Obligor (except (i) in the case of any US Obligor, any such transaction security document will be governed by the law of the State of New York and will secure assets located in any jurisdiction in the US and (ii) in the case of any Obligor that is not a US Obligor, where the security to be granted cannot be legally, validly and effectively secured by the governing law of the jurisdiction of incorporation);

(xi) no title investigations will be required and no title insurance will be required;

(xii) no security will be granted over real estate;

(xiii) no guarantee or security will be required from or over, or over the assets of, any joint venture or similar arrangement or any minority interest;

(xiv) perfection action will only be required:

(A) in jurisdictions where Obligors are incorporated (or in the case of US Obligors, in jurisdictions within the US); or

(B) pursuant to the governing law jurisdiction of the relevant security agreement, other than in respect of assets subject to general floating charges or blanket liens or where such perfection action would result in costs that are disproportionate to the benefit obtained by the beneficiaries of that Security;

(xv) other than a general security agreement and related filing, no perfection action will be required with respect to assets of a type not owned by members of the Group; and

(xvi) notwithstanding anything herein to the contrary, no perfection action will be required with respect to assets of US Obligors by any means other than through (A) filings pursuant to the Uniform Commercial Code in the office of the secretary of state (or similar central filing office) of the relevant state or (B) delivery to the Security Agent to be held in its possession of all collateral consisting of (x) certificated securities with accompanying stock transfer forms executed in blank and (y) debt instruments with value above a threshold mutually agreed to by Borrower and the Security Agent with accompanying transfer forms executed in blank.

(c) The Security Agents or the Finance Parties, as the case may be, shall promptly discharge any guarantees and release any Security which is or are subject to any legal or regulatory prohibition as is referred to in paragraph 141(b)(viii) above.

2. Guarantors and Security

(a) Subject to the due execution of all relevant Transaction Security Documents, completion of relevant perfection formalities within statutorily prescribed time limits, payment of all registration fees and documentary taxes, any other rights arising by operation of law, obtaining any relevant foreign legal opinions and subject to any qualifications which may be set out in any finance document and any relevant legal opinions obtained and subject to these Agreed Security Principles:

(i) each guarantee will be an upstream, cross-stream and downstream guarantee and for all liabilities of the Obligors under the finance documents; and

(ii) the Transaction Security Documents will secure the obligations of the relevant security provider or, if such security is provided on a third party basis, all liabilities of the Obligors under the Finance Documents, in each case in accordance with, and subject to, the requirements of these Agreed Security Principles in each relevant jurisdiction.

(b) Security will only be granted over shares in Obligors, in accordance with and subject to these Agreed Security Principles. Where an Obligor secures shares, the Transaction

Security Documents will be governed by the laws of the Borrower whose shares are being secured and not by the law of the country of the pledgor.

(c) All security shall be given in favour of a Security Agent and not the Finance Parties individually. “Parallel debt” provisions will be used where necessary; such provisions are contained in the Priority Agreement and not the individual Transaction Security Documents unless required under local laws. Any Transaction Security Document governed by the laws of the Kingdom of Saudi Arabia shall be given in favour of the KSA Security Agent and any Transaction Security Document not governed by the laws of the Kingdom of Saudi Arabia shall be given in favour of the KSA Security Agent.

(d) To the extent possible, there should be no action required to be taken in relation to the guarantees or security when any Lender assigns or transfers any of its participation in the Facility to a new Lender.

(e) The Security Agents and the Parent shall negotiate the form of each Transaction Security Document in good faith in accordance with the terms of these Agreed Security Principles. Notwithstanding anything to the contrary, any guarantee and security arrangements agreed by the relevant Security Agent and the Borrower from time to time (including the identity and category of assets subject or not subject to security) shall be deemed to satisfy all relevant obligations of the Group to provide guarantees and security in respect of the Facility.

3. Scope of Security

Security shall be limited to:

(a) prior to the Release Condition Date: (i) share security in respect of shares in Obligors (other than an Obligor which is an Obligor as a result of paragraph (b) of the definition of Material Company) owned by members of the Group; (ii) security over shares in the Borrower granted by Advanced Inhalation Rituals Bidco 2 Limited; (iii) an assignment of all material intercompany receivables owed to each Obligor; (iv) security over material bank accounts of Obligors; (v) a moveable security interest over the movables assets (including receivables owed from third parties) of Al Fakher Tobacco Factory F.Z.E. (to the extent possible under extant regulations); and (vi) a floating charge granted by each relevant Obligor incorporated in England and Wales and any other jurisdiction where it is customary and market practice to grant floating charges or blanket liens; and

(b) on and following the Release Condition Date: Excluded Transaction Security only.

4. Terms Of Transaction Security Documents

The following principles will be reflected in the terms of any security taken as part of this transaction:

(a) the security will be first ranking, to the extent possible;

(b) security will not be enforceable until an Event of Default has occurred which is continuing and notice of acceleration has been given by the Agent in accordance with the terms of this Agreement;

(c) subject to paragraph 9 (Trade Receivables), notification of receivables security to debtors and of security over goods held by third parties will, unless required for the perfection of security, only be given after an Event of Default has occurred which is continuing and notice of acceleration has been given by the Agent in accordance with the terms of this Agreement (provided that, in the case of any Transaction Security Document entered into in respect of receivables due from other Obligors, each relevant

Obligor shall be notified on the date of execution of that Transaction Security Document where required for the perfection of security);

(d) each Transaction Security Document (other than Transaction Security Documents which are required to be notarised in order to be valid and/or enforceable) will, to the extent legally possible, contain a clause which records that (i) if there is a conflict between the Transaction Security Document and this Agreement, then (to the extent permitted by law) the provisions of this Agreement shall take priority over the provisions of the Transaction Security Document, (ii) if there is a conflict between the Transaction Security Document and the Priority Agreement, then (to the extent permitted by law) the provisions of the Priority Agreement shall take priority over the provisions of the Transaction Security Document, and (iii) if there is a conflict between the Transaction Security Document, this Agreement and the Priority Agreement, then (to the extent permitted by law) the provisions of the Priority Agreement shall take priority over the provisions of this Agreement with respect to such conflict;

(e) the Security Agents shall only be able to exercise a power of attorney following the occurrence of an Event of Default which is continuing and if notice of acceleration has been given by the Agent in accordance with the terms of this Agreement or if the relevant Obligor has failed to comply with a further assurance or perfection obligation (and any grace period applicable thereto has expired);

(f) the provisions of each Transaction Security Document will not be unduly burdensome on the Obligor or interfere unreasonably with the operation of its business, will be limited to those required by local law to create or perfect security and will not impose commercial obligations;

(g) in the Transaction Security Document there will be no repetition or extension of clauses set out in this Agreement such as those relating to notices, cost and expenses, indemnities, tax gross-up, distribution of proceeds and release of security (unless inclusion is required by local law); representations and undertakings shall be included in the Transaction Security Documents only to the extent relating to title or required by local law in order to create or perfect the security interest expressed to be created thereby (to the extent perfection is required by these Agreed Security Principles) and shall be the same as or no more onerous than the terms of this Agreement;

(h) representations in each Transaction Security Document shall be given only on the date on which such Transaction Security Documents are executed and shall not otherwise repeat;

(i) any rights of set off will not be exercisable until the occurrence of an Event of Default which is continuing and notice of acceleration has been given by the Agent in accordance with the terms of this Agreement. Such rights shall apply only to matured obligations due and payable to any Finance Party by an Obligor under a Finance Document;

(j) the Transaction Security Document should not operate so as to prevent transactions which are permitted under this Agreement or to require additional consents or authorisations;

(k) where an Obligor is permitted to dispose of an asset forming part of the Transaction Security pursuant to the terms of the Finance Documents, the Security Agents are under an obligation to release such asset upon request by the Borrower and will be entitled to do so without the consent of any other Finance Party. For the purposes of releasing such asset from the security created thereon, the Security Agents shall execute such documents, agreements and applications and shall undertake such actions as reasonably requested by the Borrower or the relevant Obligor;

(l) in the case of any Permitted Transaction, the Security Agents, the Agent and the Lenders shall, upon request by the Borrower, execute, deliver and otherwise implement guarantee or security release and/or amendment of the Transaction Security Documents to effect such a Permitted Transaction;

(m) no Transaction Security Document will accrue interest on any amount in respect of which interest is accruing under this Agreement;

(n) information, such as lists of assets (including, without limitation, receivables), will be provided if, and only to the extent, required by local law to be provided to perfect or register the security and, when required, shall be provided annually or, following an Event of Default which is continuing, on a Security Agent’s reasonable request; and

(o) security will, where possible and practical, automatically create security over future assets of the same type as those already secured; where local law requires supplemental security to be delivered in respect of future acquired assets in order for effective security to be created over that class of asset, such supplemental security shall be provided at intervals no more frequently than annually, except where an Event of Default is continuing.

5. Bank Accounts

(a) If required under this Agreement, an Obligor shall grant security over its material bank accounts. For the purposes of this paragraph 5, a “material bank account” means any bank account of an Obligor with a balance exceeding USD 50,000 at any time.

(b) If an Obligor grants security over its material bank accounts it shall be free to deal with those accounts in the course of its business (including opening and closing accounts) until an Event of Default has occurred which is continuing and notice of acceleration has been given by the Agent in accordance with the terms of this Agreement.

(c) There shall be no “fixed” security over bank accounts, cash or receivables or any obligation to hold or pay cash and receivables in particular accounts;

(d) If required by local law to perfect the security, notice of the security (including notice that the Obligor is free to deal with those accounts in the course of its business until revocation of such authorisation upon the occurrence of an Event of Default which is continuing) will be served on the account bank on the date of the security being granted and the Obligor shall use its reasonable endeavours (not involving the payment of money or incurrence of any external expenses) to obtain an acknowledgement of that notice within 30 Business Days of service. If the Obligor has used its reasonable endeavours but has not been able to obtain acknowledgement or acceptance its obligation to obtain acknowledgement or acceptance shall cease on the expiry of that 30 Business Day period, provided that during such 30 Business Day period, such Obligor shall, upon request by the Agent, provide the Agent with reasonable detail of the steps it is taking to obtain such acknowledgment or acceptance. Irrespective of whether notice of the security is required for perfection, if the service of notice would prevent the Obligor from using a bank account in the course of its business no notice of security shall be served until an Event of Default has occurred which is continuing and notice of acceleration has been given by the Agent in accordance with the terms of this Agreement; provided that such requirement to obtain an acknowledgement or acceptance does not apply to any security granted over accounts in the UAE or the Kingdom of Saudi Arabia.

(e) Any security over bank accounts shall be subject to any prior security interests and any other rights (including but not limited to set-off rights) in favour of the account bank which are created either by law or in the standard terms and conditions of the account bank (from time to time). The notice of security may request these are waived by the account bank but the Obligor shall not be required to change its banking arrangements if these security interests are not waived or only partially waived.

(f) Unless an Event of Default has occurred and is continuing and notice of acceleration has been given by the Agent in accordance with the terms of this Agreement, the relevant Security Agent shall not have discretion to refrain from applying or to hold in suspense accounts moneys received from the Group in respect of the Group’s liabilities under the finance documents or to exercise any general rights of set-off.

(g) Any Obligor shall be free to close any bank account at any time without any prior consent or notification requirement until the occurrence of an Event of Default which is continuing and notice of acceleration has been given by the Agent in accordance with the terms of this Agreement (unless the Finance Documents expressly provide for any specific account (by reference to its purpose) to be subject to specific restrictions on use), in which case, written notice must be delivered to the Security Agent; provided that any amounts standing to the credit of such bank account are transferred to another bank account encumbered in favour of the Security Agent.

(h) To the extent that a bank account held by an Obligor has a nil balance continuing for more than three months, that Obligor may close that account and if so closed, any security over it shall be released.

(i) If required under local law security over bank accounts will be registered subject to the general principles set out in these Agreed Security Principles.

(j) No security will be granted in relation to any deposit account of any US Obligor or located in the US (i) that is used for the sole purpose of making payroll and withholding tax payments related thereto and other employee wage and benefits payments and accrued and unpaid employee compensation payments (including salaries, wages, benefits and expense reimbursements, 401(k) and other retirement plans and employee benefits), (ii) that is used for the sole purpose of paying taxes, including sales taxes, (iii) that is used solely as an escrow account, fiduciary or trust account or exclusively for the benefit of an unaffiliated third party or (iv) that has an aggregate average daily balance, together with any other deposit account subject to this limb (iv), of an agreed minimum amount (collectively, “Excluded US Accounts”).

(k) With respect to accounts (including deposit accounts or securities accounts) held in the United States, no account control agreements shall be required.

6. Intercompany Receivables

(a) If required under this Agreement, an Obligor shall grant security over its material intercompany receivables. For the purposes of this paragraph 6, a “material intercompany receivable” means any intercompany receivable of an Obligor in an amount exceeding USD 50,000 at any time.

(b) If an Obligor grants security over material intercompany receivables it shall be free to deal with those receivables in the course of its business until an Event of Default has occurred which is continuing and notice of acceleration has been given by the Agent in accordance with the terms of this Agreement.

(c) If required by local law to perfect the security, notice of the security will be served on the relevant debtor on the date of the security being granted and the relevant Obligor shall promptly obtain an acknowledgement of that notice. Irrespective of whether notice of the security is required for perfection, if the service of notice would prevent the Obligor from dealing with an intercompany receivable in the course of its business, no notice of security shall be served until an Event of Default has occurred which is continuing and notice of acceleration has been given by the Agent in accordance with the terms of this Agreement.

(d) If required under local law security over intercompany receivables will be registered subject to the general principles set out in these Agreed Security Principles.

7. Shares

(a) Until an Event of Default has occurred which is continuing and notice of acceleration has been given by the Agent in accordance with the terms of this Agreement, the charging Obligor will be permitted to retain and to exercise voting rights and powers appertaining to any shares charged by it and the Parent whose shares have been charged will be permitted to pay dividends upstream on secured shares to the extent permitted under the finance documents with the proceeds to be available to the Parent and its subsidiaries.

(b) Where customary, on or within 5 Business Days following execution of the share charge, the share certificate and a stock transfer form executed in blank will be provided to the relevant Security Agent and where required by law the share certificate or shareholders’ register will be endorsed or written up and the endorsed share certificate or a copy of the written up register provided to the relevant Security Agent.

(c) Unless the restriction is required by law or regulation, the constitutional documents of the company whose shares have been charged will be amended to remove any restriction on the transfer or the registration of the transfer of the shares or on the taking or enforcement of the security granted over them.

8. Real Estate

(a) No Obligor will be required to grant security over its real estate.

(b) There will be no obligation to investigate title, provide surveys or other insurance of environmental due diligence.

9. Trade Receivables

(a) If required under this Agreement, an Obligor shall grant security over its material trade receivables. For the purposes of this paragraph 9, a “material trade receivable” means any trade receivable of an Obligor in an amount exceeding USD 50,000 at any time.

(b) If an Obligor grants security over its material trade receivables it shall be free to deal with those receivables in the course of its business until an Event of Default has occurred which is continuing and notice of acceleration has been given by the Agent in accordance with the terms of this Agreement.

(c) Subject to paragraph (d) below, no notice of security may be prepared or served until the occurrence of an Event of Default has occurred which is continuing and notice of acceleration has been given by the Agent in accordance with the terms of this Agreement.

(d) Al Fakher Tobacco Factory F.Z.E shall deliver notices of security to KM Tobacco General Trading FZ-LLC and Expert Global General Trading FZ-LLC following execution by it of the relevant Transaction Security Document, provided that no acknowledgment of such notices shall be required.

(e) No security will be granted over any trade receivables which cannot be secured under the terms of the relevant contract.

(f) Trade receivables that are part of a “qualified receivables financing” (or equivalent) shall not be secured. To the extent any property or assets (including trade receivables)

are required to be released from the security in connection with or pursuant to a “qualified receivables financing”, such property or assets shall be released at the request of the relevant Obligor.

(g) If required under local law security over trade receivables will be registered subject to the general principles set out in these Agreed Security Principles.

(h) Any list of trade receivables required shall not include details of the underlying contracts and no security shall be granted where it would put the details of trade receivables or the underlying contracts at risk of public disclosure or where disclosure of such a list would cause the relevant Obligor to breach any data protection obligations owed by it under applicable law.

Schedule 15

Forms of Notifiable Debt Purchase Transaction Notice

Part 1
Form of Notice on Entering into Notifiable Debt Purchase Transaction

To:	[●] as Agent
From:	[The Lender]
Dated:	[●]

[●] – USD [●] Senior Facilities Agreement
dated [●] (the “Facilities Agreement”)

1. We refer to paragraph (b) of Clause 26.2 (Disenfranchisement of Sponsor Affiliates) of the Facilities Agreement. Terms defined in the Facilities Agreement have the same meaning in this notice unless given a different meaning in this notice.

2. We have entered into a Notifiable Debt Purchase Transaction.

3. The Notifiable Debt Purchase Transaction referred to in paragraph 2 above relates to the amount of our Commitment(s) as set out below.

Commitment	Amount of our Commitment to which Notifiable Debt Purchase Transaction relates (USD)
[Commitment	[insert amount (of that Commitment) to which the relevant Debt Purchase Transaction applies]

For and on behalf of
[Lender]

By: [●]

Part 2
Form of Notice on Termination of Notifiable Debt Purchase Transaction/Notifiable Debt Purchase Transaction ceasing to be with Sponsor Affiliate

To:	[●] as Agent
From:	[The Lender]
Dated:	[●]

[●] – USD [●] Senior Facilities Agreement
dated [●] (the “Facilities Agreement”)

1. We refer to paragraph (d) of Clause 26.2 (Disenfranchisement of Sponsor Affiliates) of the Facilities Agreement. Terms defined in the Facilities Agreement have the same meaning in this notice unless given a different meaning in this notice.

2. A Notifiable Debt Purchase Transaction which we entered into and which we notified you of in a notice dated [●] has [terminated]/[ceased to be with a Sponsor Affiliate].1

3. The Notifiable Debt Purchase Transaction referred to in paragraph 2 above relates to the amount of our Commitment(s) as set out below.

Commitment	Amount of our Commitment to which Notifiable Debt Purchase Transaction relates (USD)
[Commitment	[insert amount (of that Commitment) to which the relevant Debt Purchase Transaction applies]

For and on behalf of
[Lender]

By: [●]

1 Delete as applicable

Schedule 16

Form of Promissory Note

PROMISSORY NOTE	ﺳﻨﺪ ﻷﻣﺮ
Date of Issue: [●] [●]	ﺗﺎرﯾﺦ الانشاء: [●] [●]
Place of Issue: [city name], Kingdom of Saudi Arabia	ﻣﻜﺎن الانشاء: [اسم المدينة]، اﻟﻤﻤﻠﻜﺔ اﻟﻌﺮﺑﯿﺔ اﻟﺴﻌﻮدﯾﺔ
Value: [currency and amount in numbers]	اﻟﻘﯿﻤﺔ: ]القيمة والعملة[

Issuer: [name of issuer], a [type of entity] company incorporated in the Kingdom of Saudi Arabia with commercial registration number [●]dated [●] issued by the Ministry of Commerce, with its registered head office located at PO Box [●], [city], [●], Kingdom of Saudi Arabia.

ﻣﺤﺮر اﻟﺴﻨﺪ: ﺷﺮﻛﺔ[ اسم الشركة[،]نوع الشركة[، ﺗﺄﺳﺴﺖ ﻓﻲ اﻟﻤﻤﻠﻜﺔ اﻟﻌﺮﺑﯿﺔ اﻟﺴﻌﻮدﯾﺔ، ﺑﻤﻮﺟﺐ ﺳﺠﻞ ﺗﺠﺎري رﻗﻢ [●]ﺑﺘﺎرﯾﺦ [●]ھـ اﻟﺼﺎدر ﻣﻦ وزارة اﻟﺘﺠﺎرة، وﻋﻨﻮان ﻣﺮﻛﺰھﺎ اﻟﺮﺋﯿﺲ اﻟﻤﺴﺠﻞ ﻓﻲ ص.ب [●]، [●]،[●]، اﻟﻤﻤﻠﻜﺔ اﻟﻌﺮﺑﯿﺔ السعودية.

We, as the issuer, unconditionally and irrevocably undertake to pay at sight, to the order of [name of beneficiary bank/agent]. in the city of [city name], the sum of [currency and amount in numbers] [currency and amount in words]

ﻧﺘﻌﮭﺪ ﻧﺤﻦ ﻣﺤﺮري ھﺬا اﻟﺴﻨﺪ، دون ﻗﯿﺪ أو ﺷﺮط وﺑﺼﻮرة ﻏﯿﺮ ﻗﺎﺑﻠﺔ ﻟﻠﻨﻘﺾ، ﺑﺄن ﻧﺪﻓﻊ ﻷﻣﺮ [●]، ﻓﻲ ﻣﺪﯾﻨﺔ [●]،مبلغ[●], [●] ﻟﺪى اﻻطﻼع..
The holder may obtain recourse without presentation or costs or notice or protest of non-payment.	وﯾﺠﻮز ﻟﺤﺎﻣﻞ ھﺬا اﻟﺴﻨﺪ اﻟﺮﺟﻮع دون ﺣﺎﺟﺔ ﻟﺘﻘﺪﯾﻤﮫ ودون ﺗﻜﺎﻟﯿﻒ أو .إﺧﻄﺎر أو اﺣﺘﺠﺎج ﺑﻌﺪم اﻟﺪﻓﻊ
Signature of authorised representative of the issuer:	ﺗﻮﻗﯿﻊ اﻟﻤﻤﺜﻞ اﻟﻤﻔﻮض ﺑﺎﻟﺘﻮﻗﯿﻊ ﻋﻦ ﻣﺤﺮر اﻟﺴﻨﺪ:`
Name of the authorised representative of the issuer	اﺳﻢ اﻟﻤﻤﺜﻞ اﻟﻤﻔﻮض ﺑﺎﻟﺘﻮﻗﯿﻊ ﻋﻦ ﻣﺤﺮر اﻟﺴﻨﺪ:
[●]
Signature of authorised representative of the issuer:	ﺗﻮﻗﯿﻊ اﻟﻤﻤﺜﻞ اﻟﻤﻔﻮض ﺑﺎﻟﺘﻮﻗﯿﻊ ﻋﻦ ﻣﺤﺮر اﻟﺴﻨﺪ:
Name of the authorised representative of the issuer	اﺳﻢ اﻟﻤﻤﺜﻞ اﻟﻤﻔﻮض ﺑﺎﻟﺘﻮﻗﯿﻊ ﻋﻦ ﻣﺤﺮر اﻟﺴﻨﺪ:
[●]
[STAMP]	اﻟﺨﺘﻢ
Witness:*	اﻟﺸﺎھﺪ: *
1. Name:	اﻻﺳﻢ:
I.D. No:	رﻗﻢ اﻟﺴﺠﻞ اﻟﻤﺪﻧﻲ أو ﺟﻮاز اﻟﺴﻔﺮ:
I.D. Place and date of issue:	ﺟﮭﺔ اﻹﺻﺪار وﺗﺎرﯾﺦ اﻹﺻﺪار:
Signature:	اﻟﺘﻮﻗﯿﻊ:
2. Name:	اﻻﺳﻢ:
I.D. No:	رﻗﻢ اﻟﺴﺠﻞ اﻟﻤﺪﻧﻲ أو ﺟﻮاز اﻟﺴﻔﺮ:
I.D. Place and date of issue:	ﺟﮭﺔ اﻹﺻﺪار وﺗﺎرﯾﺦ اﻹﺻﺪار:

Signature:	اﻟﺘﻮﻗﯿﻊ:
Each witness declares himself an adult Muslim male of legal capacity.	* أﻗﺮ ﻛﻞ ﻣﻦ اﻟﺸﺎھﺪﯾﻦ ﺑﺄﻧﮫ ﻣﺴﻠﻢ راﺷﺪ ﻣﺘﻤﺘﻊ ﺑﺎﻷھﻠﯿﺔ اﻟﻘﺎﻧﻮﻧﯿﺔ

Schedule 17

Published Rate Contingency Periods

[Published Rate	Period
CME Term SOFR (all Quoted Tenors)	[ ]
SOFR	[ ]]

Signatures

The Initial Parent

For and on behalf of

AIR Limited as Initial Parent

/s/ Stuart Brazier
Name:	Stuart Brazier
Director

Contact details for the purposes of Clause 35 (Notices):

Address:

Phone No.:

Email:

[Jupiter – Signature Page to the Senior Facilities Agreement]

The Borrower

For and on behalf of

AIR Group Ventures Limited as Borrower

/s/ Bassem Lofty
Bassem Lofty
Director

/s/ Stuart Brazier
Stuart Brazier
Director

Contact details for the purposes of Clause 35 (Notices):

Address:

Phone No.:

Email:

[Jupiter – Signature Page to the Senior Facilities Agreement]

The Original Guarantors

For and on behalf of

AIR Limited as Original Guarantor

/s/ Stuart Brazier
Name:	Stuart Brazier
Director

Contact details for the purposes of Clause 35 (Notices):

Address:

Phone No.:

Email:

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of

Advanced Inhalation Rituals Bidco 2 Limited as Original Guarantor

/s/ Mary-Ann Orr
Mary-Ann Orr
Director

Contact details for the purposes of Clause 35 (Notices):

Address:

Phone No.:

Email:

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of

AIR Group Ventures Limited as Original Guarantor

/s/ Bassem Lofty
Bassem Lofty
Director

/s/ Stuart Brazier
Stuart Brazier
Director

Contact details for the purposes of Clause 35 (Notices):

Address:

Phone No.:

Email:

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Advanced Inhalation Rituals Holdco Limited as Original Guarantor

/s/ Mary-Ann Orr
Mary-Ann Orr
Director

Contact details for the purposes of Clause 35 (Notices):

Address:

Phone No.:

Email:

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Advanced Inhalation Rituals Midco Limited as Original Guarantor

/s/ Mary-Ann Orr
Mary-Ann Orr
Director

Contact details for the purposes of Clause 35 (Notices):

Address:
Phone No.:
Email:

[Jupiter – Signature Page to the Senior Facilities Agreement]

The Arrangers

Initial Mandated Lead Arrangers

For and on behalf of
Abu Dhabi Commercial Bank PJSC

/s/ Ludovic Nobili
By: Ludovic Nobili
Group Head

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Arab Banking Corporation (B.S.C.)

/s/ David D’Costa
By: David D’Costa
First Vice President

/s/ Tarek Baalbaki
By: Tarek Baalbaki
VP, Senior Relationship Manager

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Barclays Bank PLC

/s/ Odilon du Bouetiez
By: Odilon du Bouetiez

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Citibank N.A. UAE Branch

/s/ Nabil Haddad
By: Nabil Haddad
Director

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Commercial Bank of Dubai PSC

/s/ Ibrahim Abdelmoneim Elbamby
By: Ibrahim Abdelmoneim Elbamby
Head of Legal

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Emirates NBD Capital Limited

/s/ Mert Poyraz
By: Mert Poyraz
Director

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Mashreqbank psc

/s/ Sanjekanth James
By: Sanjekanth James
Authorized Signatory

/s/ Shemaith Almahri
By: Shemaith Almahri
Authorized Signatory

[Jupiter – Signature Page to the Senior Facilities Agreement]

The Lead Bookrunner
For and on behalf of
Commercial Bank of Dubai PSC

/s/ Ibrahim Abdelmoneim Elbamby
By: Ibrahim Abdelmoneim Elbamby
Head of Legal

[Jupiter – Signature Page to the Senior Facilities Agreement]

The Bookrunners

For and on behalf of
Emirates NBD Capital Limited

/s/ Mert Poyraz
By: Mert Poyraz
Director

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Mashreqbank psc

/s/ Sanjekanth James
By: Sanjekanth James
Authorized Signatory

/s/ Shemaith Almahri
By: Shemaith Almahri
Authorized Signatory

[Jupiter – Signature Page to the Senior Facilities Agreement]

The Original Lenders

For and on behalf of
Abu Dhabi Commercial Bank PJSC

/s/ Ludovic Nobili
By: Ludovic Nobili
Group Head

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Arab Banking Corporation (B.S.C.)

/s/ David D’Costa
By: David D’Costa
First Vice President

/s/ Tarek Baalbaki
By: Tarek Baalbaki
VP, Senior Relationship Manager

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Barclays Bank PLC

/s/ Odilon du Bouetiez
By: Odilon du Bouetiez

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Citibank N.A. UAE Branch

/s/ Nabil Haddad
By: Nabil Haddad
Director

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Commercial Bank of Dubai PSC

/s/ Ibrahim Abdelmoneim Elbamby
By: Ibrahim Abdelmoneim Elbamby
Head of Legal

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Emirates NBD Bank (P.J.S.C.)

/s/ Zain Ahmed Khan
By: Zain Ahmed Khan
A-6167

/s/ Floyd Donatus Fernandes
Floyd Donatus Fernandes
A-1408

[Jupiter – Signature Page to the Senior Facilities Agreement]

For and on behalf of
Mashreqbank psc

/s/ Sanjekanth James
By: Sanjekanth James
Authorized Signatory

/s/ Shemaith Almahri
By: Shemaith Almahri
Authorized Signatory

[Jupiter – Signature Page to the Senior Facilities Agreement]

The Agent
For and on behalf of
Emirates NBD Bank (P.J.S.C.)

/s/ Nadee Nawaratne
By: Nadee Nawaratne
A-6157

/s/ Manoj Madhavan
Manoj Madhavan
B-6158

Contact details for the purposes of Clause 35 (Notices):

Address:
Phone No.:
Email:
Attention:

[Jupiter – Signature Page to the Senior Facilities Agreement]

The Global Security Agent
For and on behalf of
Emirates NBD Bank (P.J.S.C.)

/s/ Nadee Nawaratne
By: Nadee Nawaratne
A-6157

/s/ Manoj Madhavan
Manoj Madhavan
B-6158

Contact details for the purposes of Clause 35 (Notices):

Address:
Phone No.:
Email:
Attention:

[Jupiter – Signature Page to the Senior Facilities Agreement]

The KSA Security Agent
For and on behalf of
Branch of Emirates NBD Bank – Kingdom of Saudi Arabia

/s/ Naser Yousef
By: Naser Yousef

Contact details for the purposes of Clause 35 (Notices):

Address:
Phone No.:
Email:
Attention:

[Jupiter – Signature Page to the Senior Facilities Agreement]